As filed with the Securities and Exchange Commission on August 24, 2007

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14AE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___________     ☐ Post-Effective Amendment No. _______________

(Check appropriate box or boxes)

SIT MID CAP GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)

3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
(Address of Principal Executive Offices)

(612) 332-3223
(Registrant’s Area Code and Telephone Number)

Paul E. Rasmussen, Esq.
Sit Mutual Funds
3300 IDS Center
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, Minnesota 55402

Approximate Date of Proposed Public Offering:
As soon as possible following the effective date of this Registration Statement.
It is proposed that this filing become effective on:
September 24, 2007 (30 days after filing) pursuant to Rule 488.

The title of securities being registered is common stock, par value $0.001 per share.

No filing fee is required because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

SIT MID CAP GROWTH FUND, INC.
REGISTRATION STATEMENT ON FORM N-14

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
a series of
SIT MUTUAL FUNDS, INC.
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
October 5, 2007

To the Shareholders of Sit Science and Technology Growth Fund:

          I am writing to inform you of a Special Meeting of the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) to be held at 9:00 a.m., Central time, on October 30, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal to combine Science and Tech Fund into Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”). If the proposed reorganization is approved, you will receive shares of Mid Cap Fund with a value equal to the value of your Science and Tech Fund shares.

          The attached Prospectus/Proxy Statement provides you with additional information about the proposed reorganization and a comparison of the Funds. There is also attached a “Q&A” which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

          The board of directors for Sit Mid Cap Growth Fund, Inc., and the board of directors for Sit Mutual Funds, Inc., the issuer of the Science and Tech Fund, have approved the proposed reorganization of the Funds. I encourage you to vote “FOR” the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,

/s/ Eugene C. Sit
Eugene C. Sit Chairman

WHAT YOU SHOULD KNOW ABOUT
THIS PROPOSED FUND REORGANIZATION

          The board of directors of Sit Mutual Funds, Inc., on behalf of Sit Science and Technology Growth Fund (“Science and Tech Fund”) encourages you to read the attached Prospectus/Proxy Statement carefully. The following is a brief overview of the key issues.

          Why is my Fund holding a special shareholder meeting on October 30, 2007?

          The meeting is being called to ask you to approve the reorganization of Science and Tech Fund into Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a fund in the Sit fund family. If shareholders vote in favor of the reorganization, Mid Cap Fund will acquire all or substantially all of the assets and all of the liabilities of Science and Tech Fund, and your shares of Science and Tech Fund will be exchanged for shares of Mid Cap Fund with the same value.

          The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Sit Mid Cap Growth Fund, Inc., have determined that the proposed reorganization is in the best interests of the shareholders of both Funds and that the interests of the existing shareholders of each Fund will not be diluted. Your board of directors recommends that you vote “FOR”the reorganization. As explained below, the reorganization is expected to be tax-free.

          Why has my board of directors recommended that I vote in favor of the reorganization?

          Based upon the recommendation of Sit Investment Associates, Inc. (the “Adviser”), the investment adviser to both Science and Tech Fund and Mid Cap Fund, your board of directors concluded that Science and Tech Fund is unlikely to grow to a size that is as economically viable as Mid Cap Fund. While Science and Tech Fund, at June 30, 2007, had net assets of $12.0 million, Mid Cap Fund had net assets of $205.3 million. Your board believes that the larger asset base of the combined Funds may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels. In addition, your board noted the tax-free nature of the proposed reorganization, as explained below. Additional information regarding the boards’ deliberations is described in the attached Prospectus/Proxy Statement under the heading “Information about the Reorganization – Reasons for the Reorganization.”

          How are Science and Tech Fund and Mid Cap Fund alike? How do they differ?

          The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significanty committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

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•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.

•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

          The investment risks associated with these Funds are similar, except that investments in Science and Tech Fund are subject to a technology stock risk, which is not a primary risk of investing in Mid Cap Fund. The Funds’ principal risks are described and compared in the attached Prospectus/Proxy Statement under the heading “Risk Factors.”

          Will Science and Tech Fund’s expenses remain the same?

          If the reorganization is approved, the contractual annual fund operating expenses paid by Science and Tech Fund shareholders will be lower: Mid Cap Fund’s contractual management fee is 1.25% of the Fund’s average daily net assets while Science and Tech Fund’s contractual management fee is 1.50% of average daily net assets. Additionally, actual fees are lower, due to the Adviser’s voluntary waiver of fees. For the year ended June 30, 2007, Mid Cap Fund’s actual management fee was 1.15% of the Fund’s average daily net assets while Science and Tech Fund’s actual management fee was 1.35% of the Fund’s average daily net assets. After December 31, 2007, voluntary fee waivers may be terminated at any time by the Adviser.

          What happens if shareholders decide in favor of the reorganization?

          If the reorganization is approved, Mid Cap Fund will acquire all or substantially all of the assets and all of the liabilities of Science and Tech Fund, and the shareholders of Science and Tech Fund will receive full and fractional shares of Mid Cap Fund equal in value to the shares of Science and Tech Fund that they owned immediately prior to the reorganization. Following distribution of the shares of Mid Cap Fund, Science and Tech Fund will liquidate and dissolve.

          What happens if shareholders do not approve the reorganization?

          If shareholders do not approve the reorganization, Science and Tech Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, may consider other alternatives, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Science and Tech Fund.

          If the Funds merge, will there be tax consequences for me?

          Unlike a transaction where you sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The Funds themselves will recognize no gains or losses on assets as a result of the reorganization. Therefore, you will not have reportable capital gains or losses due to the reorganization, although you may receive a distribution, immediately prior to the

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reorganization, of all of current year net income and net realized capital gains, if any, not previously distributed by Science and Tech Fund.

          However, you should consult your own tax adviser regarding any possible effect the proposed reorganization might have on you, given your personal circumstances – particularly regarding state and local taxes.

          Who will pay the costs for the reorganization?

          The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Adviser.

          What does the board of directors recommend?

          The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, recommends that you vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

          Where do I get more information about Science and Tech Fund and Mid Cap Fund?

          Please call the Funds at (800) 332-5580 or (612) 334-5888 or go online at www.sitfunds.com.

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SIT SCIENCE AND TECHNOLOGY GROWTH FUND
a series of
SIT MUTUAL FUNDS, INC.
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 30, 2007

To the Shareholders of Sit Science and Technology Growth Fund:                                   October 5, 2007

          NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) will be held at 9:00 a.m., Central time, on October 30, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of the special meeting is as follows:

1.

To consider and vote on a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”) in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund in liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal as of the effective time of the Plan to the net asset value of their Science and Tech Fund shares.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Even if Science and Tech Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See “Information about the Reorganization – Agreement and Plan of Reorganization” in the attached Prospectus/Proxy Statement.

          THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., ON BEHALF OF SCIENCE AND TECH FUND, RECOMMENDS APPROVAL OF THE PLAN.

          The close of business on September 18, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and

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vote in person, as explained in the Prospectus/Proxy Statement in the section entitled “Voting Information – General.”

By Order of the Board of Directors

/s/ Eugene C. Sit
Eugene C. Sit Chairman

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PROSPECTUS/PROXY STATEMENT
dated September 24, 2007

SIT MID CAP GROWTH FUND, INC.
SIT MUTUAL FUNDS, INC.
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
(800) 332-5580 or (612) 334-5888

Acquisition of the Assets of
Sit Science and Technology Growth Fund, a Series of Sit Mutual Funds, Inc.,
by and in Exchange for
Shares of Sit Mid Cap Growth Fund, Inc.

          We are furnishing this combined Prospectus/Proxy Statement to the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) in connection with the solicitation of proxies by the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, for use at a special meeting of the shareholders of Science and Tech Fund to be held at 9:00 a.m., Central time, on October 30, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to Science and Tech Fund shareholders on or about October 5, 2007.

          This Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”) in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund upon liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal to the net asset value of their Science and Tech Fund shares.

          Both Science and Tech Fund and Mid Cap Fund are open-end funds with the investment objective to maximize long-term capital appreciation. The Funds’ investment objectives, principal investment strategies and principal risks are described and compared below under “Risk Factors” and “Information about Science and Tech Fund and Mid Cap Fund – Comparison of Investment Objectives and Principal Investment Strategies.”

          Because Science and Tech Fund shareholders are being asked to approve a transaction that will result in their receiving shares of Mid Cap Fund, this document also serves as a Prospectus for Mid Cap Fund shares. This Prospectus/Proxy Statement concisely sets forth information about Mid Cap Fund that shareholders of Science and Tech Fund should know before voting on the Plan, and it should be retained for future reference.

          Additional information about Science and Tech Fund and Mid Cap Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, by calling the Funds at (800) 332-5580 or (612) 334-5888, or by going online to www.sitfunds.com. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

          Information which has been filed with the Securities and Exchange Commission includes a Statement of Additional Information dated September 24, 2007 relating to this Prospectus/Proxy Statement, which is incorporated herein by reference. This Prospectus/Proxy Statement also includes the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement. The Prospectus dated November 1, 2006 of Science and Tech Fund and Mid Cap Fund also is incorporated into this Prospectus/Proxy Statement by reference, a copy of which is attached as Exhibit B to this Prospectus/Proxy Statement.

          The documents listed below are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, and these items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

•

The financial statements of Science and Tech Fund and Mid Cap Fund included as part of the Funds’ Annual Report to shareholders for fiscal year ended June 30, 2007 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

•

The Statement of Additional Information dated November 1, 2006 of Science and Tech Fund and Mid Cap Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

FEES AND EXPENSES	1

SUMMARY	2
Proposed Reorganization	2
Tax Consequences	2
Investment Objectives and Principal Investment Strategies	3
Fees and Expenses	3
Purchase, Exchange and Redemption Procedures; Distribution of Fund Shares	4
Dividends and Distributions	4

RISK FACTORS	4

INFORMATION ABOUT THE REORGANIZATION	7
Reasons for the Reorganization	7
Agreement and Plan of Reorganization	10
Description of Science and Tech Fund and Mid Cap Fund Shares	11
Federal Income Tax Consequences	11
Existing and Pro Forma Capitalization	13

INFORMATION ABOUT SCIENCE AND TECH FUND AND MID CAP FUND	13
Comparison of Investment Objectives and Principal Investment Strategies	13

VOTING INFORMATION	12
General	12
Outstanding Shares Entitled to Vote	19
Security Ownership of Certain Beneficial Owners and Management	19
Interests of Certain Persons	20
No Dissenters’ Rights of Appraisal	20

FINANCIAL STATEMENTS AND EXPERTS	20

LEGAL MATTERS	20

OTHER BUSINESS	20

EXHIBIT A – AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B –STOCK FUNDS PROSPECTUS dated November 1, 2006	B-1

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FEES AND EXPENSES

          This table describes the fees and expenses that:

•	you currently bear as a Science and Tech Fund shareholder (“Science and Tech Fund” column);

•	shareholders of Mid Cap Fund currently bear (“Mid Cap Fund” column); and

•	you can expect to bear as a Mid Cap Fund shareholder after the proposed reorganization (“Pro Forma” column).

          Both Funds are no-load investments, so you will not pay sales charges (loads) or exchange fees when you buy or sell shares of either Fund. When you hold shares of either Fund, you indirectly pay a portion of that Fund’s operating expenses. These expenses are deducted from Fund assets.

	Science and Tech Fund	Mid Cap Fund	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses as a% of average net assets (expenses that are deducted from Fund assets)
Management Fees	1.50%[1]	1.25%[1]	1.25%[1]
Distribution (12b-1) Fees	None	None	None
Other Expenses	None	None	None
Acquired Fund Fees and Expenses [2]	None	None	None
Total Annual Fund Operating Expenses	1.50%[1]	1.25%[1]	1.25%[1]

[1] Management fee represents the contractual fee and does not reflect the Adviser’s voluntary waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees paid by the Science and Tech Fund, Mid Cap Fund, and Pro Forma were 1.35%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets at June 30, 2007. After December 31, 2007, these voluntary fee waivers may be terminated at any time by the Adviser.

[2] Reflects the pro-rata share of the fees and expenses of the acquired funds in which the Fund invests.

Example

          This example is intended to help you compare the cost of investing in Science and Tech Fund with the cost of investing in Mid Cap Fund (before any fee waiver), as well as other mutual funds. It assumes that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Funds’ operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

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	Science and Tech Fund	Mid Cap Fund	Pro Forma
1 year	$154	$128	$128
3 years	$477	$399	$399
5 years	$824	$690	$690
10 years	$1,801	$1,518	$1,518

SUMMARY

          The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference into this Prospectus/Proxy Statement, including the Plan, a copy of which is included with this Prospectus/Proxy Statement as Exhibit A. This summary may not contain all of the information that is important to you. Science and Tech Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

Proposed Reorganization

          The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Mid Cap Fund in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund upon liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal to the net asset value of their Science and Tech Fund shares.

          For the reasons set forth below under “Information about the Reorganization – Reasons for the Reorganization,” the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund, including all of the “non-interested” members of the boards, as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), have concluded that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. Therefore, the boards have approved the reorganization on behalf of both Funds, and the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, has submitted the Plan for approval by Science and Tech Fund shareholders.

          Approval of the reorganization will require the affirmative vote of a majority of outstanding shares of Science and Tech Fund as discussed in detail below under “Voting Information – General.”

Tax Consequences

          Prior to completion of the reorganization Science and Tech Fund will have received from counsel an opinion that, upon the reorganization, no gain or loss will be recognized by Science and Tech Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Mid Cap Fund shares that are received by each Science and Tech Fund shareholder will be the same as the holding period and aggregate tax basis of Science and Tech Fund shares previously held by those shareholders. In addition, the holding period and tax basis of the assets of Science and Tech Fund in the hands of Mid Cap Fund as a result of the reorganization will be the same as in the hand of Science and Tech Fund

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immediately prior to the reorganization. See “Information about the Reorganization – Federal Income Tax Consequences.”

Investment Objectives and Principal Investment Strategies

          The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.

•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

Fees and Expenses

          Each Fund is a party to a separate Investment Management Agreement with the Adviser under which the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund’s expenses except interest, brokerage commission and transaction charges, acquired fund fees and expenses and certain extraordinary expenses. The investment advisory fees for the Funds, calculated as a percentage of Fund net assets, are 1.50% for Science and Tech Fund and 1.25% for Mid Cap Fund (before voluntary fee waivers). Thus, if the reorganization is approved, Science and Tech Fund shareholders will experience the same contractual advisory fees as shareholders of Mid Cap Fund (1.25%). See “Fees and Expenses,” above. For the fiscal year ended June 30, 2007, the Adviser waived a portion of its fee for Science and Tech Fund and for Mid Cap Fund, resulting in advisory fees equal to 1.35% and 1.15%, respectively, of the Fund’s average daily net assets for the fiscal year. However, the Adviser may modify or discontinue voluntary waivers any time after December 31, 2007, in its sole discretion.

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Purchase, Exchange and Redemption Procedures; Distribution of Fund Shares

          Shares of Mid Cap Fund received by Science and Tech Fund shareholders in the reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Science and Tech Fund shares. Shares of both Funds are offered at net asset value, without any sales charges. Shares of the Funds may be purchased, exchanged or sold on any day the New York Stock Exchange is open. The minimum initial investment generally is $5,000 for each Fund ($2,000 for IRA accounts), with minimum additional investments of at least $100. For each Fund, shareholders may sell their shares and use the proceeds to buy shares of another Sit Mutual Fund at no cost. Purchase, exchange and redemption procedures are discussed in detail in the accompanying prospectus of Science and Tech Fund and Mid Cap Fund under the caption “Shareholder Information.”

          SIA Securities Corp. (the “Distributor”), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds’ shares only to certain institutional and individual investors, and all other sales of the Funds’ shares are made by each Fund. The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

Dividends and Distributions

          Each Fund distributes an annual dividend from its net investment income. Capital gains, if any, are distributed at least once a year by each Fund. Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, for each Fund, shareholders may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Science and Tech Fund anticipates that it will make a distribution, immediately prior to the combination with Mid Cap Fund, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution of realized capital gains, if any, will be taxable to Science and Tech Fund shareholders subject to taxation.

RISK FACTORS

          Because both Funds invest primarily in common stocks of growth-oriented companies, the risks of the two Funds are similar. Principal risks that apply to both Funds are stock market risk, management risk, growth style investing risk, and smaller company risk. Because Science and Tech Fund invests primarily in science and technology companies, which Mid Cap Fund does not, Science and Tech Fund also is subject to a technology stock risk. Each of these risks is discussed below. All investments carry some degree of risk which will affect the value of each Fund’s investments and investment performance and the price of its shares. It is possible to lose money by investing in either Fund.

Both Funds are subject to the following risks:

•

Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods.

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•	Management Risk: A strategy used by the investment management team may not produce the intended results.

•

Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Funds invest in growth style stocks. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

•

Smaller Company Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

Science and Tech Fund is subject to the following additional risk:

•

Technology Stock Risk: Stocks of science and technology companies may be subject to greater price volatility than stocks of companies in other sectors or the overall stock market. Science and technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism. The Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

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          The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Statement of the Additional Information for Science and Tech Fund and Mid Cap Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

          The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund are comprised of the same individuals, and the boards, including all of the “non-interested” directors and trustees, have determined that it is advantageous to the respective Funds to combine Science and Tech Fund with Mid Cap Fund. As discussed in detail below under “Information About Science and Tech Fund and Mid Cap Fund,” the Funds have identical investment objectives and similar investment strategies. The Funds also have the same investment adviser and the same distributor, auditors, legal counsel, custodian and transfer agent.

          The board of directors for each Fund have determined that the reorganization is expected to provide certain benefits to each Fund, that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, has submitted the Plan for approval by Science and Tech Fund shareholders.

          In approving the reorganization, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund considered several factors, including the following:

•

The compatibility of the Funds’ investment objectives, policies, and restrictions: The boards noted that the Funds’ investment objectives are identical and that both Funds seek to meet this objective by investing primarily in common stocks of growth-oriented companies. Although Science and Tech Fund primarily limits its investments to common stocks of companies principally engaged in science and technology business activities and the Mid Cap Fund has no such sector limitation, but instead primarily limits its investments to common stocks of companies with capitalizations between $2 and $15 billion at time of purchase, the boards concluded that the investment strategies were sufficiently similar to warrant combination of the Funds.

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•

The Funds’ relative risks: The boards noted that the risks associated with investing in the two Funds are identical, except that Science and Tech Fund is subject to a technology stock risk that the Mid Cap Fund is not.

•

The Funds’ investment performance: The boards noted that returns before taxes for the 1-year, 3-year, 5-year and since inception periods ended June 30, 2007 were 14.47%, 4.61%, 8.81% and 1.79%, respectively, for Science and Tech Fund and 20.75%, 15.37%, 14.71% and 13.89%, respectively, for Mid Cap Fund. The boards considered this information and noted that the returns were better in each period for Mid Cap Fund than for Science and Tech Fund.

•

The Funds’ relative sizes: The boards noted that Science and Tech Fund’s net assets were $14.5 million at June 30, 2005, $13.0 million at June 30, 2006, and $12.0 million at June 30, 2007. In contrast, Mid Cap Fund had net assets of $205.3 million at June 30, 2007. Given the small and declining asset base of Science and Tech Fund, and the much larger size of Mid Cap Fund’s asset base, the boards believed that the reorganization may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The Funds’ relative expenses: The boards noted that the contractual investment advisory fee for Mid Cap Fund is 1.25%, which is lower than Science and Tech Fund’s fee of 1.50%. The boards also noted that as a result of the Adviser’s voluntary waiver of fees through at least December 31, 2007, the net effective advisory fee rate for Mid Cap Fund remains lower: 1.15% for the year ended June 30, 2007 verses Science and Tech Fund’s net effective advisory fee rate of 1.35% for the year ended June 30, 2007.

•

Science and Tech Fund’s significant capital loss carryovers: The boards noted that the Science and Tech Fund has capital loss carryovers in the amount of $19,605,239 as of June 30, 2007 that will expire between 2010 and 2013. Given the current value of the Science and Tech Fund and the amount of its current unrealized gains, it is unlikely that the Science and Tech fund will be able to use all of these loss carryovers to offset capital gains before they expire. The boards noted that it is more likely that the combined fund will be able to use a larger portion of the loss carryovers before they expire, notwithstanding the limitations that the Internal Revenue Code places on the combined fund’s ability to use those losses to offset capital gains of the combined fund. (Generally, for each taxable year of the Mid Cap Fund after the reorganization, the amount of the Science & Tech Fund’s capital loss carryovers that may be used to offset taxable capital gains of the Mid Cap Fund is limited to an amount that is the product of the value of the Science and Tech Fund at the time of the reorganization and an interest rate that is prescribed by the Internal Revenue Service. This limitation is then increased by the amount of any net unrealized built-in gains of the Science and Tech Fund that are recognized during the taxable year.)

•

The portfolio composition of the Funds: The boards noted that the two Funds’ investment portfolios are expected to be compatible, so that the Adviser anticipates little or no rebalancing in connection with the reorganization.

7

•

The tax consequences of the Reorganization: The boards noted that the reorganization is expected to be tax-free to shareholders of both Funds, which the boards believe is in best interests of the shareholders.

•

The investment experience, expertise, and results of each Fund’s portfolio managers: The boards noted that, with the exception of one portfolio manager for each Fund that does not also manage the other Fund, the Funds share the same team of senior portfolio managers. The boards considered the investment experience, expertise, and results of this team, and concluded that it is comfortable with the team.

•	The effect of the Reorganization on each Fund’s shareholders’ rights: The boards noted that the rights of the shareholders of both Funds are substantially similar.

•

Expenses of the Reorganization: The boards noted that the Adviser has agreed to pay the expenses associated with the reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the special meeting, so that no shareholders of either Fund will effectively bear these expenses.

•

The alternatives to the Reorganization: The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, could have decided to continue Science and Tech Fund in its present form, but believed this was not in shareholders’ best interests given the small, declining asset base and in light of the benefits expected to be derived by Science and Tech Fund from the reorganization, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The potential benefits of the Reorganization to the Adviser and its affiliates: The boards recognized that the Adviser may benefit from the reorganization. The Adviser might be able to reduce its expenditures for investment advisory and marketing services following the discontinuation of Science and Tech Fund. While the boards recognized that the Adviser and its affiliates, as well as Fund shareholders, might benefit from the proposed reorganization, it did not view this as a reason not to approve the transaction.

          The boards of the Funds did not assign specific weights to any or all of these factors but did consider all of them in determining, in their business judgment, to approve the reorganization and, to recommend its approval by Science and Tech Fund’s shareholders.

Agreement and Plan of Reorganization

          The following summary of the proposed Plan and reorganization is qualified in its entirety by reference to the Plan, which is included with this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time (as defined in the Plan), Mid Cap Fund will acquire all or substantially all of the assets and assume all of the liabilities of Science and Tech Fund in exchange for full and fractional shares of common stock, par value $0.001 per share, of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund. For corporate law purposes, the transaction is structured as a sale of the assets and assumption of the liabilities of Science and Tech Fund in exchange for the issuance of Mid Cap Fund shares to Science and Tech Fund, followed immediately by the distribution of such Mid Cap Fund shares to Science and Tech Fund shareholders and the cancellation and retirement of outstanding Science and Tech Fund shares.

8

          Under the Plan, each holder of Science and Tech Fund shares will receive, at the Effective Time, Mid Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of Science and Tech Fund shares owned by that shareholder immediately prior to the Effective Time. The net asset value per share of each Fund’s shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds’ articles of incorporation and bylaws and in the Funds’ then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

          At the Effective Time, Mid Cap Fund will issue to Science and Tech Fund, and Science and Tech Fund will distribute to Science and Tech Fund’s shareholders of record, determined as of the Effective Time, the Mid Cap Fund shares issued in exchange for Science and Tech Fund’s assets as described above. All outstanding shares of Science and Tech Fund will then be canceled and retired and no additional shares representing interests in Science and Tech Fund will be issued thereafter, and Science and Tech Fund will be deemed to be liquidated. The distribution of Mid Cap Fund shares to former Science and Tech Fund shareholders will be accomplished by the transfer of the Mid Cap Fund shares then credited to the account of Science and Tech Fund on the books of Mid Cap Fund to open accounts on the share records of Mid Cap Fund in the names of Science and Tech Fund shareholders representing the full and fractional Mid Cap Fund shares due each such shareholder.

          Science and Tech Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Science and Tech Fund shareholders subject to taxation.

          The consummation of the reorganization is subject to the conditions set forth in the Plan, including, among others:

•	approval of the Plan by the shareholders of Science and Tech Fund;

•	the delivery of the opinion of counsel described below under “Federal Income Tax Consequences”;

•	the accuracy as of the Effective Time of the representations and warranties made by Science and Tech Fund and Mid Cap Fund in the Plan; and

•	the delivery of customary closing certificates.

See the Plan included with this Prospectus/Proxy Statement as Exhibit A for a complete listing of the conditions to the consummation of the reorganization. The Plan may be terminated and the reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Science and Tech Fund, by resolution of the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, or the board of directors of Mid Cap Fund, if circumstances should develop that, in the opinion of either board, make proceeding with the consummation of the Plan and reorganization not in the best interests of the respective Funds’ shareholders.

          The Plan provides that the Adviser will bear the entire cost of the reorganization, including professional fees and the cost of soliciting proxies for the special meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation. Neither Science and Tech Fund nor Mid Cap Fund will pay any of these expenses.

9

          Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Science and Tech Fund as discussed in detail below under “Voting Information – General.” If the Plan is not approved, Science and Tech Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, may consider other possible courses of action, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Science and Tech Fund. Science and Tech Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan or reorganization. See “Voting Information – No Dissenters’ Rights of Appraisal,” below.

Description of Science and Tech Fund and Mid Cap Fund Shares

          Sit Mutual Funds, Inc. offers its shares in a number of separate series, one of which is the Science and Tech Fund. Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series’ shares. On some issues, such as the election of directors, all shares of Sit Mutual Funds, Inc. vote together as one series. On an issue affecting only a particular series, such as the Reorganization, the shares of the affected series vote separately. Mid Cap Fund offers a single class of shares, each of which has one vote, with proportionate voting for fractional shares. All Mid Cap Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

Federal Income Tax Consequences

          It is intended that the exchange of Mid Cap Fund shares for Science and Tech Fund’s net assets and the distribution of those shares to Science and Tech Fund’s shareholders upon liquidation of Science and Tech Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), and that consequently for federal income tax purposes, no income, gain or loss will be recognized by Science and Tech Fund’s shareholders (except that Science and Tech Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Science and Tech Fund shareholders subject to taxation). Science and Tech Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the reorganization.

          As a condition to the closing of the reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the reorganization will be as follows:

•

the reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Science and Tech Fund and Mid Cap Fund each will qualify as a party to the reorganization under Section 368(b) of the Code;

•

Science and Tech Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the reorganization, of Mid Cap Fund shares. Science and Tech Fund shareholders subject to taxation will recognize income upon receipt of any net

10

investment income or net capital gains of Science and Tech Fund which are distributed by Science and Tech Fund prior to the Effective Time;

•

the tax basis of Mid Cap Fund shares received by each Science and Tech Fund shareholder pursuant to the reorganization will be equal to the tax basis of Science and Tech Fund shares exchanged therefor;

•

the holding period of Mid Cap Fund shares received by each Science and Tech Fund shareholder pursuant to the reorganization will include the period during which each Science and Tech Fund shareholder held the Science and Tech Fund shares exchanged therefor, provided that the Science and Tech Fund shares were held as a capital asset at the Effective Time;

•	Science and Tech Fund will recognize no income, gain or loss by reason of the reorganization;

•	Mid Cap Fund will recognize no income, gain or loss by reason of the reorganization;

•	the tax basis of the assets received by Mid Cap Fund pursuant to the reorganization will be the same as the basis of those assets in the hands of Science and Tech Fund as of the Effective Time;

•

the holding period of the assets received by Mid Cap Fund pursuant to the reorganization will include the period during which such assets were held by Science and Tech Fund, provided that such assets were held as capital assets at the Effective Time; and

•	Mid Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Science and Tech Fund as of the Effective Time.

          The tax opinion will state that no opinion is expressed as to the effect of the reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

          Science and Tech Fund shareholders should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the reorganization.

Existing and Pro Forma Capitalization

          The table below reflects the existing capitalization of each Fund as of June 30, 2007 and pro forma capitalization for the combined Funds as of the same date:

	Science and Tech Fund	Mid Cap Fund	Pro Forma
Net assets	$12,034,831	$205,255,687	$217,290,518
Net asset value per share	$11.47	$15.71	$15.71
Shares Outstanding	1,049,408	13,066,539	13,831,351

11

INFORMATION ABOUT SCIENCE AND TECH FUND AND MID CAP FUND

          Information concerning Science and Tech Fund and Mid Cap Fund is incorporated into this Prospectus/Proxy Statement by reference to the Funds’ current Prospectus dated November 1, 2006. That Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Science and Tech Fund and Mid Cap Fund on Form N-1A which have been filed with the Securities and Exchange Commission.

          Science and Tech Fund and Mid Cap Fund are subject to the informational requirements of the Securities and Exchange Act of 1934 and in accordance with those requirements file reports and other information, including proxy materials, reports and charter documents. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 75 West Jackson Boulevard, Chicago, Illinois 60604 and at 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) SEC-0330. In addition, the SEC maintains an Internet site that contains copies of the information. The address of the site is http://www.sec.gov.

Comparison of Investment Objectives and Principal Investment Strategies

          The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.

•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

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          The following table compares the current investment objectives and principal investment strategies of Science and Tech Fund and of Mid Cap Fund with the post-reorganization investment objectives and principal investment strategies of Mid Cap Fund.

	Science and Tech Fund	Mid Cap Fund	Mid Cap Fund post-reorganization

Investment Objective:	Seeks to maximize long-term capital appreciation	Seeks to maximize long-term capital appreciation	Seeks to maximize long-term capital appreciation

Principal Investment Strategies:

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology.

The Fund seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found. These industries may include: aerospace, chemistry, electronic technology (including electronic components, computer systems and peripherals and networking equipment), environmental services, genetic engineering, geology, information sciences (including software, telecommunication, data processing and information

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Fund invests in domestic growth-oriented medium to small companies believed to exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Fund invests in domestic growth-oriented medium to small companies believed to exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing

13

Science and Tech Fund	Mid Cap Fund	Mid Cap Fund post-reorganization

technology services), medicine (including pharmacology, biotechnology and biophysics), and hospital supply and medical devices.

The Fund invests in growth-oriented companies it believes exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Fund’s investments will include stocks of small, mid and large cap companies.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

          The principal investment strategies discussed above are the strategies which the Adviser believes are most likely to be important in trying to achieve the Funds’ objectives. You should be aware that each Fund may also use non-principal strategies and invest in securities that are not described in this Prospectus/Proxy Statement, but that are described in Funds’ Statement of Additional Information. For a copy of the Funds’ Statement of Additional Information, write to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, calls the Funds at (800) 332-5580 or (612) 334-5888, or go online to www.sitfunds.com.

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VOTING INFORMATION

General

          This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, to be used at a special meeting of shareholders of Science and Tech Fund to be held at 9:00 a.m., Central time, on October 30, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, and at any adjournments or postponements thereof.

          Only shareholders of record as of the close of business on September 18, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the special meeting, the proxies named in the form of proxy will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted “FOR” the proposed Plan and reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the special meeting to Science and Tech Fund at its principal offices, 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the special meeting.

          If a shareholder executes and returns a proxy but abstains from voting, the shares held by that shareholder will be deemed present at the special meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Science and Tech Fund shares (i.e., a broker “non-vote”), the shares represented by that proxy will not be considered present at the special meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

          Approval of the Plan and reorganization will require the affirmative vote of a majority of the outstanding shares of Science and Tech Fund.

Outstanding Shares Entitled to Vote

          As of the Record Date, Science and Tech Fund had [INSERT] shares outstanding and entitled to vote at the special meeting.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth, as of the Record Date, (i) shares of the Funds owned by all officers and directors of Mid Cap Fund as a group, without naming them, and (ii) the name, address and percentage of ownership of each person who is known by Science and Tech Fund to own of record or beneficially 5 percent or more of either Fund. Unless otherwise noted, the address of each person named below is 3300 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402:

Science and Tech Fund Record or Beneficial Owner	Shares Owned	Percentage Ownership
All officers and directors of Mid Cap Fund as a group	[INSERT]	[INSERT]	%
[INSERT 5%+ record / beneficial owners]	[INSERT]	[INSERT]	%

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          Proxy solicitations will be made primarily by mail but may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of Science and Tech Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Adviser. Neither Science and Tech Fund nor Mid Cap Fund will bear any costs associated with the special meeting, this proxy solicitation or any adjourned session.

          In the event that sufficient votes to approve the Plan and reorganization are not received by the date set for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the special meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

          Science and Tech Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Science and Tech Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Science and Tech Fund in a reasonable period of time prior to that meeting.

Interests of Certain Persons

          The following person affiliated with the Funds receives payments from Science and Tech Fund and Mid Cap Fund for services rendered pursuant to contractual arrangements with the Funds: Sit Investment Associates, Inc., as the investment adviser to each Fund, receives payments for its investment advisory and management services.

No Dissenters’ Rights of Appraisal

          Under the Investment Company Act, Science and Tech Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan and reorganization.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements for the Funds, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report appearing in the Annual Report for the fiscal year ended June 30, 2007. The financial statements audited by KPMG LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

          Certain legal matters concerning the issuance of Mid Cap Fund shares as part of the reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

OTHER BUSINESS

          The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, does not intend to present any other business at the special meeting. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

16

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

Sit Science and Technology Growth Fund and Sit Mid Cap Growth Fund

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 24th day of July, 2007, by and between Sit Mutual Funds Inc. (“Sit Funds”), a Minnesota corporation, on behalf of its series “E” Sit Science and Technology Growth Fund (“Science and Technology Fund “), and Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a Minnesota corporation. As used in this Agreement, the term, “Science and Technology Fund” shall be construed to mean “Sit Funds on behalf of Science and Technology Fund” to reflect the fact that a series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of Science and Technology Fund to Mid Cap Fund and the assumption by Mid Cap Fund of all of the liabilities of Science and Technology Fund in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of Mid Cap Fund (the “Mid Cap Fund Shares”), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Science and Technology Fund, and the distribution of Mid Cap Fund Shares to the shareholders of Science and Technology Fund in liquidation of Science and Technology Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Mid Cap Fund Shares to Science and Technology Fund shareholders and the retirement and cancellation of Science and Technology Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Sit Funds in the form attached hereto as Exhibit 1, to be adopted by Sit Funds in accordance with the Minnesota Business Corporation Act.

          WITNESSETH:

          WHEREAS, Sit Funds is a registered, open–end management investment company, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being designated as “E” Science and Technology Fund; and Mid Cap Fund is a registered, open–end management investment company;

          WHEREAS, Science and Technology Fund owns securities which generally are assets of the character in which Mid Cap Fund is permitted to invest; and

          WHEREAS, the Board of Directors of each of Sit Funds and Mid Cap Fund, including a majority of the directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) has determined that the exchange of all or substantially all of the assets of Science and Technology Fund for Mid Cap Fund Shares and the assumption of all of the liabilities of Science and Technology Fund by Mid Cap Fund is in the best interests of the shareholders of Science and Technology Fund and Mid Cap Fund, respectively.

Part A, Exhibit A - 1

          NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SCIENCE AND TECHNOLOGY FUND TO MID CAP FUND SOLELY IN EXCHANGE FOR MID CAP FUND SHARES, THE ASSUMPTION OF ALL SCIENCE AND TECHNOLOGY FUND LIABILITIES AND THE LIQUIDATION OF SCIENCE AND TECHNOLOGY FUND

          1.1 In accordance with Sections 302A.601 to 302A.651 of the Minnesota Business Corporation Act (the “Minnesota Law”), and subject to the requisite approval by Science and Technology Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Science and Technology Fund agrees to transfer all or substantially all of Science and Technology Fund’s assets as set forth in Section 1.2 to Mid Cap Fund, and Mid Cap Fund agrees in exchange therefore (a) to deliver to Science and Technology Fund that number of full and fractional Mid Cap Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Science and Technology Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the “Effective Time”).

          1.2 (a) The assets of Science and Technology Fund to be acquired by Mid Cap Fund shall consist of all or substantially all of Science and Technology Fund’s property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Science and Technology Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Science and Technology Fund as of the Effective Time (the “Effective Time Statement”). The Effective Time Statement shall, with respect to the listing of Science and Technology Fund’s portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Science and Technology Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

          (b) Science and Technology Fund has provided Mid Cap Fund with a list of all of Science and Technology Fund’s assets as of the date of execution of this Agreement. Science and Technology Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

          1.3 Mid Cap Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Science and Technology Fund’s operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Science and Technology Fund’s shares), including those reflected in the Effective Time Statement.

          1.4 Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Science and Technology Fund will distribute pro rata (as provided in Article 2) to Science and Technology Fund’s shareholders of record, determined as of the Effective Time (the “Science and Technology Fund Shareholders”), the Mid Cap Fund Shares received by Science

Part A, Exhibit A - 2

and Technology Fund pursuant to Section 1.1, and all other assets of Science and Technology Fund, if any. Thereafter, no additional shares representing interests in Science and Technology Fund shall be issued. Such distribution will be accomplished by the transfer of the Mid Cap Fund Shares then credited to the account of Science and Technology Fund on the books of Mid Cap Fund to open accounts on the share records of Mid Cap Fund in the names of Science and Technology Fund Shareholders representing the numbers of Mid Cap Fund Shares due each such shareholder. All issued and outstanding shares of Science and Technology Fund will simultaneously be canceled on the books of Science and Technology Fund, although share certificates representing interests in Science and Technology Fund will represent those numbers of Mid Cap Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Science and Technology Fund Shareholders, Mid Cap Fund will not issue certificates representing Mid Cap Fund Shares issued in connection with such exchange.

          1.5 Ownership of Mid Cap Fund Shares will be shown on the books of Mid Cap Fund. Mid Cap Fund Shares will be issued in the manner described in Mid Cap Fund’s Prospectus and Statement of Additional Information as in effect as of the Effective Time.

          1.6 Any reporting responsibility of Science and Technology Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Science and Technology Fund.

2.	VALUATION; ISSUANCE OF MID CAP FUND SHARES

          2.1 The net asset value per share of Mid Cap Fund’s and Science and Technology Fund’s shares shall be computed as of the Effective Time using the valuation procedures set forth in the respective Fund’s articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

          2.2 The total number of Mid Cap Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Science and Technology Fund shall be determined as of the Effective Time by multiplying the number of Science and Technology Fund shares outstanding immediately prior to the Effective Time by a fraction, the numerator of which is the net asset value per share of Science and Technology Fund’s shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Mid Cap Fund’s shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

          2.3 Immediately after the Effective Time, Science and Technology Fund shall distribute to Science and Technology Fund Shareholders in liquidation of Science and Technology Fund pro rata (based upon the ratio that the number of Science and Technology Fund shares owned by each Science and Technology Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Science and Technology Fund shares immediately prior to the Effective Time) the full and fractional Mid Cap Fund Shares received by Science and Technology Fund pursuant to Section 2.2. Accordingly, each Science and Technology Fund Shareholder shall receive, immediately after the Effective Time, Mid Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Science and Technology Fund shares owned by such Science and Technology Fund Shareholder immediately prior to the Effective Time.

Part A, Exhibit A - 3

3.	EFFECTIVE TIME; CLOSING

          3.1 The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as of the close of normal trading on the New York Stock Exchange (the “Exchange”) (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to ________, 2007), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the “Effective Time”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Sit Investment Associates, Inc. 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

          3.2 Science and Technology Fund shall deliver at the Closing its written instructions to the custodian for Science and Technology Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Mid Cap Fund all of Science and Technology Fund’s portfolio securities, cash, and any other assets to be acquired by Mid Cap Fund pursuant to this Agreement.

          3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of Mid Cap Fund or Science and Technology Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Mid Cap Fund or Science and Technology Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading has been fully resumed and reporting has been restored.

          3.4 Science and Technology Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Mid Cap Fund) contain the names and addresses of Science and Technology Fund Shareholders and the number of outstanding Science and Technology Fund shares owned by each such shareholder as of the Effective Time. Mid Cap Fund shall certify at the Closing that Mid Cap Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

          3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS

          4.1 Sit Funds represents, warrants and covenants to Mid Cap Fund as follows:

          (a) Sit Funds is a corporation formed, validly existing and in good standing under the laws of the State of Minnesota;

          (b) Sit Funds is a registered, open–end management investment company, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being designated as “E” Sit Science and Technology Fund, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;

Part A, Exhibit A - 4

          (c) All of the issued and outstanding shares of common stock of Science and Technology Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Science and Technology Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Science and Technology Fund is not subject to any stop order and is fully qualified to sell Science and Technology Fund shares in each state in which such shares have been registered;

          (d) The Prospectus and Statement of Additional Information of Science and Technology Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) Science and Technology Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Sit Fund’s articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Science and Technology Fund is a party or by which it is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Science and Technology Fund’s knowledge, threatened against Science and Technology Fund or any of its properties or assets. Science and Technology Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) Science and Technology Fund’s Statement of Assets and Liabilities as of June 30, 2007 and the related Statement of Operations for the year then ended, Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights for each of the years in the five-year period then ended, audited by KPMG LLP, fairly present, in all material respects, Science and Technology Fund’s financial condition as of and for the periods indicated above in accordance with U.S. generally accepted accounting principles, and as of such dates there were no known liabilities of Science and Technology Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Science and Technology Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Science and Technology Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by Mid Cap Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of Science and Technology Fund (contingent and otherwise) are reflected in the Effective Time Statement. For the purpose of this subparagraph (h), neither a decline in Science and Technology Fund’s net asset value per share nor a decrease in Science and Technology Fund’s size due to redemptions by Science and Technology Fund shareholders shall constitute a material adverse change;

Part A, Exhibit A - 5

          (i) All material federal and other tax returns and reports of Science and Technology Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Science and Technology Fund’s knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

          (j) For each taxable year of its operation, Science and Technology Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Science and Technology Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

          (k) All issued and outstanding shares of Science and Technology Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of Science and Technology Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of Science and Technology Fund, as provided in Section 3.4. Science and Technology Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Science and Technology Fund shares, and there is not outstanding any security convertible into any Science and Technology Fund shares;

          (l) At the Effective Time, Science and Technology Fund will have good and marketable title to Science and Technology Fund’s assets to be transferred to Mid Cap Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, Mid Cap Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Mid Cap Fund in the Effective Time Statement;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Fund’s Board of Directors, and, subject to the approval of Science and Technology Fund Shareholders, this Agreement will constitute a valid and binding obligation of Science and Technology Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity;

          (n) The information to be furnished by and on behalf of Science and Technology Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (o) All information pertaining to Science and Technology Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by Science and Technology Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which

Part A, Exhibit A - 6

such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

          (p) Since the end of Science and Technology Fund’s most recently concluded fiscal year, there have been no material changes by Science and Technology Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Mid Cap Fund; and

          (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Science and Technology Fund as of the Effective Time, and the values of Science and Technology Fund’s assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Science and Technology Fund’s articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, Science and Technology Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

          4.2 Mid Cap Fund represents, warrants and covenants to Science and Technology Fund as follows:

          (a) Mid Cap Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

          (b) Mid Cap Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the 1933 Act, is in full force and effect;

          (c) All of the issued and outstanding shares of common stock of Mid Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Mid Cap Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Mid Cap Fund is not subject to any stop order and is fully qualified to sell Mid Cap Fund shares in each state in which such shares have been registered;

          (d) The Prospectus and Statement of Additional Information of Mid Cap Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) Mid Cap Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Mid Cap Fund’s knowledge,

Part A, Exhibit A - 7

threatened against Mid Cap Fund or any of its properties or assets. Mid Cap Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) Mid Cap Fund’s Statement of Assets and Liabilities as of June 30, 2007 and the related Statement of Operations for the year then ended, Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights for each of the years in the five-year period then ended, audited by KPMG LLP, fairly present, in all material respects, Mid Cap Fund’s financial condition as of and for the periods indicated above in accordance with U.S. generally accepted accounting principles, and as of such dates there were no known liabilities of Mid Cap Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Mid Cap Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Mid Cap Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except indebtedness incurred in the ordinary course of business. For the purpose of this subparagraph (h), neither a decline in Mid Cap Fund’s net asset value per share nor a decrease in Mid Cap Fund’s size due to redemptions by Mid Cap Fund shareholders shall constitute a material adverse change;

          (i) All material federal and other tax returns and reports of Mid Cap Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Mid Cap Fund’s knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

          (j) For each taxable year of its operation, Mid Cap Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Mid Cap Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

          (k) All issued and outstanding shares of Mid Cap Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Mid Cap Fund Shares to be issued and delivered to Science and Technology Fund for the account of Science and Technology Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. Mid Cap Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Mid Cap Fund shares, and there is not outstanding any security convertible into any Mid Cap Fund shares;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Mid Cap Fund’s Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Mid Cap Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and

Part A, Exhibit A - 8

other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of Mid Cap Fund’s shareholders;

          (m) The information to be furnished by and on behalf of Mid Cap Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

          (n) Since the end of Mid Cap Fund’s most recently concluded fiscal year, there have been no material changes by Mid Cap Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Science and Technology Fund; and

          (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Science and Technology Fund, its agents and affiliates (or supplied by Science and Technology Fund, its agents or affiliates for inclusion in said Registration Statement).

5.	FURTHER COVENANTS OF SCIENCE AND TECHNOLOGY FUND AND MID CAP FUND

          5.1 Each of Science and Technology Fund and Mid Cap Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Science and Technology Fund agrees that, through the Effective Time, it will not acquire any securities which are not permissible investments for the reconstituted Mid Cap Fund.

          5.2 Science and Technology Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Science and Technology Fund will assist Mid Cap Fund in obtaining such information as Mid Cap Fund reasonably requests concerning the beneficial ownership of Science and Technology Fund shares.

          5.4 Subject to the provisions of this Agreement, Mid Cap Fund and Science and Technology Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Part A, Exhibit A - 9

          5.5 Science and Technology Fund will provide Mid Cap Fund with information reasonably necessary with respect to Science and Technology Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Mid Cap Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

          5.6 Mid Cap Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF SCIENCE AND TECHNOLOGY FUND

          The obligations of Science and Technology Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid Cap Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Science and Technology Fund, in its sole and absolute discretion):

          6.1 All representations and warranties of Mid Cap Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

          6.2 Mid Cap Fund shall have delivered to Science and Technology Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Science and Technology Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Mid Cap Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Science and Technology Fund shall reasonably request; and

          6.3 Mid Cap Fund shall have delivered to Science and Technology Fund the certificate as to the issuance of Mid Cap Fund shares contemplated by the second sentence of Section 3.4.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF MID CAP FUND

          The obligations of Mid Cap Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Science and Technology Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by Mid Cap Fund, in its sole and absolute discretion):

          7.1 All representations and warranties of Science and Technology Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

          7.2 Mid Cap Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

Part A, Exhibit A - 10

          7.3 Science and Technology Fund shall have delivered to Mid Cap Fund a certificate executed in the name of Sit Funds by Sit Fund’s President or a Vice President, in a form reasonably satisfactory to Mid Cap Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Sit Funds made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid Cap Fund shall reasonably request;

          7.4 Science and Technology Fund shall have delivered to Mid Cap Fund the written instructions to the custodian for Science and Technology Fund contemplated by Section 3.2;

          7.5 Science and Technology Fund shall have delivered to Mid Cap Fund the certificate as to its shareholder records contemplated by the first sentence of Section 3.4;

          7.6 At or prior to the Effective Time, Science and Technology Fund’s investment adviser, or an affiliate thereof, shall have reimbursed Science and Technology Fund by the amount, if any, that the expenses incurred by Science and Technology Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations; and

          7.7 Immediately prior to the Effective Time, Science and Technology Fund shall not hold any securities which are not permissible investments for Mid Cap Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF MID CAP FUND AND SCIENCE AND TECHNOLOGY FUND

          The following shall constitute further conditions precedent to the consummation of the Reorganization:

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Science and Technology Fund in accordance with the provisions of Sit Fund’s articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Mid Cap Fund. Notwithstanding anything herein to the contrary, neither Mid Cap Fund nor Science and Technology Fund may waive the conditions set forth in this Section 8.1;

          8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Mid Cap Fund or Science and Technology Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Mid Cap Fund or Science and Technology Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

Part A, Exhibit A - 11

          8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Sit Funds and Mid Cap Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by Sit Funds Mid Cap Fund, and their investment adviser and other service providers, substantially to the effect that:

          (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Mid Cap Fund and Science and Technology Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

          (ii) Science and Technology Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Mid Cap Fund Shares. Science and Technology Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Science and Technology Fund which are distributed by Science and Technology Fund prior to the Effective Time;

          (iii) the tax basis of Mid Cap Fund Shares received by each Science and Technology Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Science and Technology Fund shares exchanged therefore;

          (iv) the holding period of Mid Cap Fund Shares received by each Science and Technology Fund shareholder pursuant to the Reorganization will include the period during which Science and Technology Fund Shareholder held the Science and Technology Fund shares exchanged therefore, provided that the Science and Technology Fund shares were held as a capital asset at the Effective Time;

(v) Science and Technology Fund will recognize no income, gain or loss by reason of the Reorganization;

(vi) Mid Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

          (vii) the tax basis of the assets received by Mid Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Science and Technology Fund as of the Effective Time;

          (viii) the holding period of the assets received by Mid Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Science and Technology Fund, provided that such assets were held as capital assets at the Effective Time; and

(ix) Mid Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Science and Technology Fund as of the Effective Time.

                    Notwithstanding anything herein to the contrary, neither Mid Cap Fund nor Science and Technology Fund may waive the condition set forth in this paragraph 8.5.

          8.6 As to the Mid Cap Fund and Science and Technology Fund, the requirements of Rule 17a-8 under the 1940 Act have been satisfied as of the Effective Time such that the Reorganization is exempt from sections 17(a)(1) and (2) of the 1940 Act.

Part A, Exhibit A - 12

9.	EXPENSES

          All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Science and Technology Fund Shareholders meeting required to approve the transactions contemplated hereby) shall be borne by Sit Investment Associates, Inc.

10.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          10.1 Mid Cap Fund and Science and Technology Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.	TERMINATION

          This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the parties’ board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party’s shareholders.

12.	AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Science and Technology Fund and Mid Cap Fund; provided, however, that following the meeting of Science and Technology Fund Shareholders called by Science and Technology Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Mid Cap Fund Shares to be issued to Science and Technology Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Mid Cap Fund or Science and Technology Fund, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402-2211

14.	HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

          14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Part A, Exhibit A - 13

          14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

          14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

The next page is the signature page.

Part A, Exhibit A - 14

SIT MUTUAL FUNDS, INC.
On behalf of Sit Science and Technology Fund

By

Its

SIT MID CAP GROWTH FUND, INC.

By

Its

Sit Investment Associates, Inc. executes the Agreement with respect to its obligation to bear the expenses of the Reorganization pursuant to section 9 of the Agreement.

SIT INVESTMENT ASSOCIATES, INC.

By

Its

Part A, Exhibit A - 15

EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT
TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
SIT MUTUAL FUNDS, INC.

          The undersigned officer of Sit Mutual Funds, Inc. (“Sit Funds”), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund’s Board of Directors, at a meeting held on _______________, 2007, and (b) shareholders, at a meeting held October 30, 2007, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund’s Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

          WHEREAS, Sit Funds is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

          WHEREAS, it is desirable and in the best interest of the holders of Sit Science and Technology Growth Fund (Science and Technology Fund”), a series of the Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Mid Cap Fund;

          WHEREAS, Sit Funds wishes to provide for the pro rata distribution of such shares of Mid Cap Fund received by it to holders of shares of Science and Technology Fund and the simultaneous cancellation and retirement of the outstanding shares of Science and Technology Fund;

          WHEREAS, Sit Funds and Mid Cap Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

          WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Science and Technology Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Science and Technology Fund, it is necessary to adopt an amendment to the Sit Fund’s Amended and Restated Articles of Incorporation.

          NOW, THEREFORE, BE IT RESOLVED, that Sit Fund’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to delete Article 5A in its entirety and replace it with the following:

                    5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

                    “Sit Funds” means the Corporation.

                    “Acquired Fund” means Sit Science and Technology Growth Fund, the Series E Shares of the Corporation.

Part A, Exhibit A - 16

                    “Acquiring Fund” means Sit Mid Cap Growth Fund, Inc., a Minnesota corporation.

                    “Valuation Date” means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund’s assets is determined for purposes of the reorganization.

                    “Closing Date” means 5:00 p.m., Central time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

                    (b) At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms “Assets belonging to,” “Special Liabilities,” “General Assets,” and “General Liabilities” have meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund’s Articles of Incorporation.

                    (c) The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

          (i) The value of the Acquired Fund’s assets and the net asset value per share of the Acquiring Fund’s shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

          (ii) The total number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund’s assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund’s shares, each as determined pursuant to (i) above.

          (iii) On the Closing Date, or as soon as practicable thereafter, the Acquired Fund shall distribute pro rata to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

                    (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Funds’ Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

                    (e) From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Funds, without designation as to series.

Part A, Exhibit A - 17

          IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment of behalf of Sit Funds on ____________, 2007.

Sit Mutual Funds, Inc.

By

Its

Part A, Exhibit A - 18

Exhibit B

STOCK FUNDS PROSPECTUS
Dated November 1, 2006

Part A, Exhibit B - 1

Stock Funds Prospectus

November 1, 2006

Balanced Fund

Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

International Growth Fund

Small Cap Growth Fund

Science and Technology Growth Fund

Developing Markets Growth Fund

Part A, Exhibit B - 2

A Family of No-Load Funds

Each Sit Fund is no-load, which means that you pay no sales charges.
The Stock Funds (excluding the Balanced Fund) charge a 30-day redemption fee to discourage short-term trading of the Funds which should benefit long-term shareholders.

Be sure to read this Prospectus before you invest and keep it on file for future reference.
If you have a question about any part of the Prospectus, please call 1-800-332-5580 or visit our website at www.sitfunds.com.

Part A, Exhibit B - 3

Sit Mutual Funds

Stock Funds Prospectus

N O V E M B E R   1 ,   2 0 0 6

B A L A N C E D   F U N D

D I V I D E N D   G R O W T H   F U N D

L A R G E   C A P   G R O W T H    F U N D

M I D   C A P   G R O W T H    F U N D

I N T E R N A T I O N A L   G R O W T H   F U N D

S M A L L   C A P   G R O W T H   F U N D

S C I E N C E   A N D   T E C H N O L O G Y   G R O W T H   F U N D

D E V E L O P I N G   M A R K E T S   G R O W T H   F U N D

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Part A, Exhibit B - 4

Part A, Exhibit B - 5

Part A, Exhibit B - 6

Introduction

Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors. Each Fund has a distinctive investment objective and risk/reward profile.

Each Fund currently offers its shares in one class except the Dividend Growth Fund which offers its shares in two classes (Class I and Class S). Different expenses apply to the Dividend Growth Fund Class I and Class S shares. This Prospectus relates to each class.

T H E   S I T   S T O C K   F U N D S   C O N S I S T   O F :

Domestic Growth Stock Funds

>	Balanced Fund
>	Dividend Growth Fund
>	Large Cap Growth Fund
>	Mid Cap Growth Fund
>	Small Cap Growth Fund
>	Science and Technology Growth Fund
International Growth Stock Funds
>	International Growth Fund
>	Developing Markets Growth Fund

This Prospectus describes the eight stock funds that are a part of the Sit Mutual Fund family. The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund Summaries section describes the principal strategies used by the Funds in trying to achieve their objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees and expenses of the Funds.

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 7

Fund Summaries

BALANCED FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks long-term capital growth consistent with preservation of principal and seeks to provide shareholders with regular income.

P R I N C I P A L   I N V E S T M E N T    S T R A T E G I E S

The Fund seeks to achieve its objective by investing in a diversified portfolio of stocks and bonds. In seeking to achieve the Fund’s long-term capital growth objective, the Fund invests in common stocks of growth companies. To provide shareholders with regular income, the Fund invests in fixed-income securities and/or common stocks selected primarily for their dividend payment potential.

Between 35% and 65% of the Fund’s assets will be invested in common stocks and between 35% and 65% in fixed-income securities. The Fund’s allocation of assets will vary over time in response to the Adviser’s evaluation of present and anticipated market and economic conditions.

The equity portion of the Fund’s portfolio is invested primarily in the common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.

2

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 8

BALANCED FUND CONTINUED

In selecting equity securities for the Fund, the Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

The fixed-income portion of the Fund’s portfolio is invested primarily in a diversified portfolio of debt securities that may include the following securities:

>

mortgage-backed securities (including collateralized mortgage obligations), such as securities issued by Government National Mortgage Association (GNMA securities are backed by the full faith and credit of the U.S. government), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) (FHLMC and FNMA securities are backed by the credit of the issuing governmental agency),

>	asset-backed securities collateralized by assets such as automobile and credit card receivables, utilities, manufactured (mobile) home loans, home improvement loans and home equity loans,
>	obligations of the U.S. government, its agencies and instrumentalities,
>	corporate debt securities,
>	taxable municipal securities, and
>	short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers’ acceptances.
The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade (BBB or above by Standard & Poor’s or Baa or above by Moody’s Investor Services), or, if unrated, determined to be of comparable quality by the Adviser. Unrated securities will not exceed 20% of the fixed-income portion of the Fund’s portfolio.

3

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 9

BALANCED FUND CONTINUED

In selecting fixed-income securities for the Fund, the Adviser seeks fixed-income securities providing maximum total return. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a fixed-income security’s credit quality, yield, maturity, and liquidity. Based upon its economic outlook, the Adviser attempts to shift the fixed-income sector concentrations of the portfolio. Based upon its interest rate forecast, the Adviser attempts to shift the fixed-income portfolio’s average effective duration, seeking to maintain an average effective duration for the fixed-income portion of the Fund’s portfolio of 3 to 7 years. For additional information about duration, please see the duration discussion in the section titled “Additional Information.”

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Interest Rate Risk, Prepayment and Extension Risk, Credit Risk, Income Risk and Call Risk. See pages 15-16 for a discussion of these risks.

4

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 10

DIVIDEND GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund primarily seeks to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Adviser invests in dividend paying growth-oriented companies it believes exhibit the potential for growth and growing dividend payments. The Adviser believes that a company’s earnings growth is a primary determinant of its potential long-term return, and that a record of increasing dividend payments is a strong indicator of financial health and growth prospects. By investing in dividend paying stocks it is anticipated that the holdings will tend to be in large to medium-sized companies (companies with market capitalizations in excess of $2 billion). The Adviser considers several factors in its evaluation of a company’s potential for above average long-term earnings, revenue, and dividend growth, including:

>	a record of paying dividends,
>	strong prospects for growing dividend payments,
>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.

Since stocks that pay dividends tend to be less volatile and may not experience the same capital appreciation as stocks that don’t pay dividends, the Fund’s diversified portfolio of dividend paying stocks is expected to have lower volatility than that of the S&P 500 Index, but with a higher dividend yield and greater prospects for dividend growth.

The Fund may invest up to 20% of its net assets in securities of issuers domiciled outside the U.S.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals, anticipated earnings, anticipated dividend payments and financial position.

5

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 11

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Interest Rate Risk, Credit Risk, Dividend Paying Company Risk and Foreign Securities Risk. See pages 15-16 for a discussion of these risks.

LARGE CAP GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks to maximize long-term capital appreciation.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $5 billion or more at the time of purchase.

The Adviser invests in domestic growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, and Growth Style Investing Risk. See page 15 for a discussion of these risks.

6

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 12

MID CAP GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks to maximize long-term capital appreciation.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Adviser invests in domestic growth-oriented medium to small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, and Smaller Company Risk. See pages 15-16 for a discussion of these risks.

7

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 13

INTERNATIONAL GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks long-term growth.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 90% of its net assets in common stocks of companies domiciled outside the United States.

In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:

>	economic trends,
>	earnings outlook,
>	liquidity within the market,
>	fiscal and monetary policy,
>	currency exchange rate expectations,
>	market sentiment, and
>	social and political trends.

After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth. The Sub-Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Sub-Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.

When selling equity securities for the Fund, the Sub-Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

8

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 14

INTERNATIONAL GROWTH FUND CONTINUED

The Fund invests in common stocks of issuers domiciled in at least three foreign countries. As of September 30, 2006, the Fund was invested in common stocks of companies domiciled in 25 foreign countries. Up to 50% of the Fund’s total assets may be invested in equity securities of small- to medium-sized emerging growth companies in developed markets (such as Germany and Japan) and developing markets (such as Thailand and Brazil). Small companies generally have a capitalization of under $2.5 billion, and medium-sized companies generally have capitalizations between $2 and $15 billion. Emerging growth companies are small- and medium-sized companies that the Sub-Adviser believes have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles.

The Fund may invest in securities representing underlying international securities such as sponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Smaller Company Risk, Risk of International Investing, Currency Risk, Political and Economic Risk, Foreign Tax Risk, Risk of Investment Restrictions, Foreign Securities Market Risk, Liquidity Risk, Information Risk, Risk of Developing Markets and Risk of Foreign Currency Hedging Transactions. See pages 15-19 for a discussion of these risks.

9

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 15

SMALL CAP GROWTH FUND

I N V E S T M E N T  O B J E C T I V E

The Fund seeks to maximize long-term capital appreciation.

P R I N C I P A L  I N V E S T M E N T  S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations of $2.5 billion or less at the time of purchase.

The Adviser invests in domestic growth-oriented small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Smaller Company Risk and Liquidity Risk. See pages 15-17 for a discussion of these risks.

10

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 16

SCIENCE AND TECHNOLOGY GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks to maximize long-term capital appreciation.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found. These industries may include:

>	aerospace,
>	chemistry,
>	electronic technology (including electronic components, computer systems and peripherals and networking equipment),
>	environmental services,
>	genetic engineering,
>	geology,
>	information sciences (including software, telecommunication, data processing and information technology services),
>	medicine (including pharmacology, biotechnology and biophysics), and
>	hospital supply and medical devices.

11

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 17

SCIENCE AND TECHNOLOGY  GROWTH  FUND  CONTINUED

The Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. The Fund’s investments will include stocks of small, mid and large cap companies. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	dominant and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Smaller Company Risk and Technology Stock Risk. See pages 15-17 for a discussion of these risks.

12

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 18

DEVELOPING MARKETS GROWTH FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks to maximize long-term capital appreciation.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market.

Developing markets are those countries that:

>	have emerging stock markets as defined by the International Finance Corporation,
>	have low- to middle-income economies according to the World Bank, or
>	have similar developing characteristics, for example, countries in the MSCI EM Index and Hong Kong are considered to be developing.

As of September 30, 2006, the Fund held investments in Hong Kong, Philippines, South Korea, Taiwan, Thailand, Brazil, Mexico, South Africa, Australia, China, Malaysia, Singapore, Israel, Russia, India, Indonesia, Czech Republic, Turkey, Argentina and Peru. The Fund also held investments in companies domiciled in Great Britain, which have substantial business activities in developing markets.

In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:

>	economic trends,
>	earnings outlook,
>	liquidity within the market,
>	fiscal and monetary policy,
>	currency exchange rate expectations,
>	investment valuation,
>	market sentiment, and
>	social and political trends.

13

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 19

DEVELOPING MARKETS GROWTH FUND CONTINUED

After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth. The Sub-Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Sub-Adviser’s evaluation of a company, including:

>	unique product or service,
>	growing product demand,
>	regional or country dominance and growing market share,
>	management experience and capabilities, and
>	strong financial condition.
When selling equity securities for the Fund, the Sub-Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

The Fund invests in small, medium and large sized companies. Small companies generally have capitalizations of under $2.5 billion, and large companies generally have a capitalization greater than $5 billion. The Fund may invest in securities representing underlying international securities such as sponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.

R I S K S

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Growth Style Investing Risk, Smaller Company Risk, Risk of International Investing, Currency Risk, Political and Economic Risk, Foreign Tax Risk, Risk of Investment Restrictions, Foreign Securities Market Risk, Liquidity Risk, Information Risk, Risk of Developing Markets and Risk of Foreign Currency Hedging Transactions. See pages 15-19 for a discussion of these risks.

14

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 20

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund’s investments, investment performance, and price of its shares. It is possible to lose money by investing in the Funds.

The principal risks of investing in the Funds include:

R I S K S T H A T A P P L Y T O A L L F U N D S

>

Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>

Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Funds invest in growth style stocks. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

R I S K S T H A T A P P L Y P R I M A R I L Y T O T H E B A L A N C E D F U N D

>

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and asset-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

>

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

15

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 21

R I S K S   T H A T   A P P L Y   P R I M A R I L Y   T O   T H E    B A L A N C E D
A N D   D I V I D E N D   G R O W T H    F U N D S

>

Interest Rate Risk: Due to the Fund’s investments in fixed-income securities, an increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed-income securities than shorter-term securities.

>

Credit Risk: The issuers or guarantors of fixed-income securities owned by the Fund may default on the payment of principal or interest or on other obligations to the Fund, causing the value of the Fund to decrease.

R I S K S   T H A T   A P P L Y   P R I M A R I L Y   T O   T H E    D I V I D E N D
G R O W T H   F U N D

>

Dividend Paying Company Risk: The Fund’s income objective may limit its ability to appreciate during a broad market advance because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income.

>

Foreign Securities Risk: The foreign securities the Fund may purchase are subject to risks not typically associated with domestic investing which may adversely affect the Fund’s investment including changes in currency exchange rates, political and economic instability, different financial reporting standards and taxes, and less liquidity.

R I S K   T H A T   A P P L I E S   P R I M A R I L Y   T O   T H E    M I D  C A P
G R O W T H ,   I N T E R N A T I O N A L    G R O W T H ,    S M A L L   C A P
G R O W T H ,    S C I E N C E   A N D   T E C H N O L O G Y   G R O W T H ,
A N D   D E V E L O P I N G   M A R K E T S   G R O W T H    F U N D S

>

Smaller Company Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

16

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 22

R I S K   T H A T   A P P L I E S   P R I M A R I L Y   T O   T H E    S M A L L
C A P   G R O W T H   F U N D

>

Liquidity Risk: Certain securities may be difficult to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

R I S K   T H A T   A P P L I E S   P R I M A R I L Y   T O   T H E    S C I E N C E
A N D   T E C H N O L O G Y   G R O W T H    F U N D

>

Technology Stock Risk: Stocks of science and technology companies may be subject to greater price volatility than stocks of companies in other sectors or the overall stock market. Science and technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism. The Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

R I S K S   T H A T   A P P L Y   P R I M A R I L Y   T O   T H E
I N T E R N A T I O N A L   G R O W T H    A N D    D E V E L O P I N G
M A R K E T S   G R O W T H    F U N D S

>

Risk of International Investing: International investing involves risks not typically associated with domestic investing. These risks are indicated below. The Funds may be subject to greater volatility than mutual funds that invest principally in domestic securities because of the risks of investing in international securities and because the Funds may invest substantial portions of the Funds’ assets in a small number of countries.

>

Currency Risk: The value of the Funds’ securities computed in U.S. dollars will vary with increases and decreases in exchange rates. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in that currency.

17

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 23

>

Political and Economic Risk: Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries, changes in international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

>

Foreign Tax Risk: Each Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See “Taxes – Foreign Tax Credits,” below, and the Statement of Additional Information for details.

>

Risk of Investment Restrictions: Some countries, particularly developing markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

>

Foreign Securities Market Risk: Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly developing markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

>

Liquidity Risk: Certain securities of non-U.S. companies may be difficult to sell at the time and price that the Sub-Adviser would like to sell. The Sub-Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

18

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 24

>

Information Risk: Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in developing markets may be especially lacking.

>

Risk of Developing Markets: Investing in securities of issuers in developing markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in developing markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in developing markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

>

Risk of Foreign Currency Hedging Transactions: If the Sub-Adviser’s forecast of exchange rate movements is incorrect, the Funds may realize losses on their foreign currency transactions. In addition, the Funds’ hedging transactions may prevent the Funds from realizing the benefits of a favorable change in the value of foreign currencies.

PORTFOLIO HOLDINGS

Each Funds’ portfolio holdings are included in that Fund’s annual and semi-annual financial reports that are mailed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC on Form N-Q and is available on the SEC website at www.sec.gov or upon request from a Sit Investor Service Representative. A complete description of the Funds’ portfolio holdings disclosure policies is available in the Funds’ Statement of Additional Information.

19

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 25

PERFORMANCE

The following bar charts show the Funds’ annual total returns for calendar years ended 12/31. This information illustrates how each Fund’s performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund’s past performance does not necessarily indicate how it will perform in the future. The bar charts assume that all distributions have been reinvested.

A N N U A L   T O T A L   R E T U R N S  for calendar years ended 12/31

20

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 26

A N N U A L   T O T A L   R E T U R N S   (continued)

21

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 27

A N N U A L   T O T A L   R E T U R N S   (continued)

22

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 28

A N N U A L   T O T A L   R E T U R N S   (continued)

Small Cap Growth Fund

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-15%
-25%
14.97%
7.63%
1.97%
108.63%
6.25%
-28.19%
-26.22%
34.57%
6.79%
18.52%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

The Fund's year-to-date return as of 9/30/06 (not annualized) was 0.63%.
Best Quarter: 64.59% (4Q99) Worst Quarter: -25.70% (3Q01)

Science and Technology Growth Fund

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
85.98%
-6.55%
-47.78%
-44.45%
40.09%
7.39%
3.83%
1999
2000
2001
2002
2003
2004
2005

The Fund's year-to-date return as of 9/30/06 (not annualized) was -4.07%.
Best Quarter: 55.15% (4Q99) Worst Quarter: -41.45% (1Q01)

23

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 29

A V E R A G E   A N N U A L   T O T A L   R E T U R N S   for periods ended 12/31/05

The following tables show the Funds’ average annual total returns before and after taxes and the change in value of a broad-based market index over various periods ended December 31, 2005. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

24

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 30

A V E R A G E  A N N U A L  T O T A L  R E T U R N S  (continued)

Balanced Fund	1 Year	5 Years	10 Years

Return before taxes	7.51%	-0.17%	6.85%

Return after taxes on distributions	7.02%	-0.91%	5.54%

Return after taxes on distributions and sale of Fund shares	6.14%	-0.58%	5.28%

Lehman Aggregrate Bond Index (1)(2)	2.43%	5.87%	6.16%

S&P 500 Index (1)(3)	4.91%	0.54%	9.07%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.
(3)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

			Since
			Inception
Dividend Growth Fund	1 Year	5 Years	(12/31/03)

Return before taxes – Class I	9.41%	n/a	10.14%

Return before taxes – Class S(1)	9.41%	n/a	10.14%

Return after taxes on distributions(2)	8.89%	n/a	9.75%

Return after taxes on distributions and sale of Fund shares(2)	7.97%	n/a	8.65%

S&P 500 Index (3)(4)	4.91%	n/a	7.84%

(1)

Class S of the Fund commenced operations on March 31, 2006 and therefore has no performance history. The returns shown are for another class of shares of the Fund, Class I shares, since both classes of shares will be invested in the same portfolio of securities. The returns shown above do not reflect the 0.25% 12b-1 distribution fee that will be charged to Class S shares. Had the 12b-1 fee been reflected, it would have reduced the returns shown above.

(2)	Returns shown are for Class I shares.
(3)	Reflects no deduction for fees, expenses or taxes.
(4)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

Large Cap Growth Fund	1 Year	5 Years	10 Years

Return before taxes	9.59%	-4.75%	6.66%

Return after taxes on distributions	9.56%	-4.81%	5.71%

Return after taxes on distributions and sale of Fund shares	8.15%	-3.99%	5.56%

Russell 1000® Growth Index (1)(2)	5.27%	-3.58%	6.73%

S&P 500 Index (1)(3)	4.91%	0.54%	9.07%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. Since 1999, the S&P 500 Index was used to compare performance; however, the Adviser believes the Russell 1000® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore going forward will be used to compare the Fund’s performance.

(3)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

25

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 31

A V E R A G E   A N N U A L   T O T A L   R E T U R N S   (continued)

Mid Cap Growth Fund	1 Year	5 Years	10 Years

Return before taxes	15.27%	-4.05%	7.36%

Return after taxes on distributions	15.27%	-4.13%	5.63%

Return after taxes on distributions and sale of Fund shares	12.98%	-3.42%	5.82%

Russell Midcap® Growth Index (1)(2)	12.10%	1.38%	9.27%

S&P MidCap 400 Index (1)(3)	12.55%	8.60%	14.36%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)

An unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000® Growth Index. Since 1999, the S&P MidCap 400 Index was used to compare performance; however, the Adviser believes the Russell Midcap® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore going forward will be used to compare the Fund’s performance.

(3)	An unmanaged index which measures to performance of 400 widely held common stocks of mid cap companies.

International Growth Fund	1 Year	5 Years	10 Years

Return before taxes	14.67%	-4.83%	1.73%

Return after taxes on distributions	14.58%	-4.88%	1.19%

Return after taxes on distributions and sale of Fund shares	12.47%	-4.05%	1.34%

MSCI EAFE Growth Index (1)(2)	13.28%	1.92%	3.33%

MSCI EAFE Index (1)(3)	13.54%	4.55%	5.84%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)

An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East. Since the Fund’s inception, the MSCI EAFE Index was used to compare performance; however, the Adviser believes the MSCI EAFE Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore going forward will be used to compare the Fund’s performance.

(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

Small Cap Growth Fund	1 Year	5 Years	10 Years

Return before taxes	18.52%	-2.03%	9.70%

Return after taxes on distributions	18.52%	-2.04%	9.04%

Return after taxes on distributions and sale of Fund shares	15.74%	-1.72%	8.26%

Russell 2000® Growth Index (1)(2)	4.15%	2.28%	4.68%

Russell 2000® Index (1)(3)	4.55%	8.22%	9.26%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)

An unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Since the Fund’s inception, the Russell 2000® Index was used to compare performance; however, the Adviser believes the Russell 2000® Growth Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore going forward will be used to compare the Fund’s performance. (3) An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

(3)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

26

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 32

Science and Technology Growth Fund	1 Year	5 Years	Since Inception (12/31/97)

Return before taxes	3.83%	-14.64%	1.08%

Return after taxes on distributions	3.83%	-14.56%	1.00%

Return after taxes on distributions and sale of Fund shares	3.26%	-11.75%	0.98%

NYSE ArcaEx Tech 100 Index (1)(2)	7.36%	0.53%	14.12%

S&P 500 Index (1)(3)	4.91%	0.54%	4.78%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)

An unmanaged index that measures the performance of 100 technology-related exchange-listed and over-the-counter stocks. Since 1998, the S&P 500 Index was used to compare performance; however, the Adviser believes the ArcaEx Tech 100 Index more accurately reflects the Fund’s growth investment objectives and strategies and therefore going forward will be used to compare the Fund’s performance.

(3)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

Developing Markets Growth Fund	1 Year	5 Years	10 Years

Return before taxes	33.77%	10.32%	5.68%

Return after taxes on distributions	33.70%	10.29%	5.66%

Return after taxes on distributions and sale of Fund shares	28.70%	8.97%	4.98%

MSCI Emerging Markets Index (1)(2)	30.31%	16.18%	4.42%

(1)	Reflects no deduction for fees, expenses or taxes.
(2)	An unmanaged index which measures the performance of over 1,000 international emerging companies representing the stock markets of over 25 countries.

27

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 33

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are no-load so you will not pay sales charges (loads) or exchange fees when you buy or sell shares of the Funds. However, shares of each Fund, except the Balanced Fund, held for less than 30 calendar days are subject to a redemption fee of 2.00%, based on the redeemed shares’ market value.

Shareholder Fees (fees paid directly from your investment)

Contingent Redemption Fee (only shares held less than 30 days)

Balanced	none

Large Cap Growth	2.00%

Mid Cap Growth	2.00%

International Growth	2.00%

Small Cap Growth	2.00%

Science and Technology Growth	2.00%

Developing Markets Growth	2.00%

Dividend Growth – Class I shares	2.00%

Dividend Growth – Class S shares	2.00%

28

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 34

Annual Fund Operating Expenses as a % of average net assets (expenses that are deducted from Fund assets)

	Management Fees		Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses

Balanced	1.00%		None	None	1.00%

Large Cap Growth	1.00%		None	None	1.00%

Mid Cap Growth	1.25%	(1)	None	None	1.25%	(1)

International Growth	1.85%	(1)	None	None	1.85%	(1)

Small Cap Growth	1.50%		None	None	1.50%

Science and Technology Growth	1.50%	(1)	None	None	1.50%	(1)

Developing Markets Growth	2.00%		None	None	2.00%

Dividend Growth – Class I shares	1.00%		None	None	1.00%

Dividend Growth – Class S shares	1.00%		0.25%	None	1.25%

(1)

Management fee represents contractual fee and does not reflect the Adviser’s voluntary waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees paid by the Mid Cap Growth, International Growth, and Science and Technology Growth Funds were 1.15%, 1.50% and 1.35%, respectively, of the Fund’s average daily net assets at June 30, 2006. After December 31, 2007, these voluntary fee waivers may be terminated at any time by the Adviser.

E X A M P L E

This example is intended to help you compare the cost of investing in each Fund (before any fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	1-Year	3-Years	5-Years	10-Years

Balanced	$103	$320	$555	$1,229

Large Cap Growth	$103	$320	$555	$1,229

Mid Cap Growth	$128	$399	$690	$1,518

International Growth	$190	$587	$1,009	$2,184

Small Cap Growth	$154	$477	$824	$1,801

Science and Technology Growth	$154	$477	$824	$1,801

Developing Markets Growth	$205	$633	$1,087	$2,345

Dividend Growth – Class I shares	$103	$320	$555	$1,229

Dividend Growth – Class S shares	$128	$399	$690	$1,518

29

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 35

E A R L Y   R E D E M P T I O N   F E E

Each Fund except the Balanced Fund charges a redemption fee on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders. It is charged to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders by reducing the trading costs and other costs associated with short-term investments in the Fund. The Balanced Fund has not been susceptible to short-term trading and therefore does not charge a redemption fee.

The “first-in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

A redemption fee will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, or held in an account of a qualified retirement plan, such as a 401(k) plan. A redemption fee will be charged, however, on shares held in an IRA or 403(b) account.

30

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 36

Fund Management

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Funds’ investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of September 30, 2006, the Adviser and its affiliates had approximately $6.6 billion in assets under management, including approximately $1.4 billion for the 13 Sit Mutual Funds.

Under Investment Management Agreements between each Fund and the Adviser (the “Agreements”), the Adviser manages each Fund’s business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approval of the Agreements is available in the Stock Funds Semi-Annual Report to shareholders. The Agreements require the Adviser to bear each Fund’s expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

Fund	Advisory fee as a % of average daily net assets

Balanced Fund	1.00%
Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	1.15%	(1)
International Growth Fund	1.50%	(1)
Small Cap Growth Fund	1.50%
Science and Technology Growth Fund	1.35%	(1)
Developing Markets Growth Fund	2.00%
Dividend Growth Fund – Class I shares	1.00%
Dividend Growth Fund – Class S shares (2)	1.00%

(1)

Net of voluntary fee waivers. The contractual fees (without waivers) for the Mid Cap Growth, International Growth, and Science and Technology Growth Funds are 1.25%, 1.85%, and 1.50%, per year, respectively, of the Fund’s average daily net assets. After December 31, 2007, these voluntary fee waivers may be terminated at any time by the Adviser.

(2)	Class S of the Fund commenced operations on March 31, 2006; therefore the fee shown above is the contractual fee the Fund will be obligated to pay to the Adviser.

31

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 37

INVESTMENT SUB-ADVISER

Sit /Kim International Investment Associates, Inc. (the “Sub-Adviser”), 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Sub-Adviser for the International Growth and Developing Markets Growth Funds. The Sub-Adviser was founded in 1989 and is a majority owned subsidiary of the Adviser. The Sub-Adviser is an international investment management firm and together with its affiliate, as of September 30, 2006, had approximately $315 million in assets under management. The Sub-Adviser has an office in New York.

Under a Sub-Advisory Agreement with the Adviser, the Adviser pays the Sub-Adviser a portion of its advisory fee for managing the Developing Markets Growth and International Growth Funds’ investment activities.

PORTFOLIO MANAGEMENT

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Eugene C. Sit, Chief Investment Officer of the Adviser; Roger J. Sit, President of the Adviser; and Peter L. Mitchelson, Vice Chairman of the Adviser.

Sit/Kim International Investment Associates, Inc. is the Sub-Adviser for the International Growth Fund and the Developing Markets Growth Fund. Eugene C. Sit is the Sub-Adviser’s Chief Investment Officer. Roger J. Sit is Deputy Chief Investment Officer of the Sub-Adviser.

The following table lists the individual team members that are primarily responsible for managing each Fund’s investments.

32

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 38

Experience with:
• Management Team
Portfolio Manager	Role on	• Adviser	Past 5 Years’
Title	Management Team	• Industry	Business Experience

B A L A N C E D

Eugene C. Sit Chairman	Chief Investment Officer	12 yrs 10 m 25 yrs 3 m 43 yrs 10 m

Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).

Peter L. Mitchelson Vice Chairman	Portfolio Manager	12 yrs 10 m 25 yrs 3 m 38 yrs 5 m	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF. Director of the Sit Funds through 4/30/02.

Bryce A. Doty Vice President – Investments	Portfolio Manager	10 yrs 10 m 10 yrs 11 m 16 yrs 5 m	Vice President and Fixed Income Portfolio Manager of SF.

D I V I D E N D G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	2 yrs 10 m 25 yrs 3 m 43 yrs 10 m	See above.

Kent L. Johnson Vice President – Investments	Portfolio Manager	2 yrs 10 m 17 yrs 9 m 17 yrs 9 m	Vice President – Equity Investments of the Adviser.

Roger J. Sit Executive Vice President	Portfolio Manager	2 yrs 10 m 8 yrs 11 m 16 yrs 5 m	President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.

Michael J. Stellmacher Vice President – Research and Investment Management of the Adviser	Portfolio Manager	2 yrs 10 m 5 yrs 9 m 15 yrs 8 m	Vice President – Research and Investment Management of the Adviser; Manager – Benefits Investment of the Pillsbury Company through 2000.

33

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 39

Experience with:
• Management Team
Portfolio Manager	Role on	• Adviser	Past 5 Years’
Title	Management Team	• Industry	Business Experience

L A R G E C A P G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	24 yrs 1 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Peter L. Mitchelson Vice Chairman	Portfolio Manager	24 yrs 1 m 25 yrs 3 m 38 yrs 5 m	See page 33.

Roger J. Sit Executive Vice President	Portfolio Manager	8 yrs 11 m 8 yrs 11 m 16 yrs 5 m	See page 33.

Ronald D. Sit Vice President – Investments	Portfolio Manager	22 yrs 4 m 22 yrs 4 m 22 yrs 4 m	Vice President – Equity Investments of the Adviser.

M I D C A P G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	24 yrs 1 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Kent L. Johnson Vice President – Investments	Portfolio Manager	3 yrs 0 m 17 yrs 9 m 17 yrs 9 m	See page 33.

Matthew T. Loucks Equity Research Analyst of the Adviser	Portfolio Manager	1 yrs 7 m 1 yrs 8 m 11 yrs 3 m	Equity Research Analyst of the Adviser; Analyst, William Blair & Co. through 2/05.

Robert W. Sit Vice President – Investments	Portfolio Manager	8 yrs 10 m 15 yrs 3 m 15 yrs 3 m	Vice President – Equity Investments of the Adviser.

34

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 40

Experience with:
• Management Team
Portfolio Manager	Role on	• Adviser	Past 5 Years’
Title	Management Team	• Industry	Business Experience

I N T E R N A T I O N A L G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	15 yrs 0 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Janet K. Kinzler Equity Research Analyst of Sit/Kim	Portfolio Manager	5 yrs 2 m 5 yrs 2 m 13 yrs 2 m	Equity Research Analyst of Sit/Kim; Principal of SCA Consulting 2000 – 2001; Vice President of Credit Suisse First Boston 1997 – 1999.

Tasha M. Murdoff Equity Research Analyst of Adviser	Portfolio Manager	2 yrs 0 m 10 yrs 11 m 10 yrs 11 m	Equity Research Analyst of Adviser; Equity Research Associate of Adviser 2000 – 2004.

Roger J. Sit Executive Vice President	Portfolio Manager	8 yrs 11 m 8 yrs 11 m 16 yrs 5 m	See page 33.

S M A L L C A P G R OW T H

Eugene C. Sit Chairman	Chief Investment Officer	12 yrs 4 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Kent L. Johnson Vice President – Investments	Portfolio Manager	3 yrs 0 m 17 yrs 9 m 17 yrs 9 m	See page 33.

Matthew T. Loucks Equity Research Analyst of the Adviser	Portfolio Manager	1 yrs 7 m 1 yrs 8 m 11 yrs 3 m	See page 34.

Robert W. Sit Vice President – Investments	Portfolio Manager	8 yrs 10 m 15 yrs 3 m 15 yrs 3 m	See page 34.

Michael J. Stellmacher Vice President – Research and Investment Management of the Advisor	Portfolio Manager	5 yrs 9 m 5 yrs 9 m 15 yrs 8 m	See page 33.

35

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 41

Experience with:
• Management Team
Portfolio Manager	Role on	• Adviser	Past 5 Years’
Title	Management Team	• Industry	Business Experience

S C I E N C E A N D T E C H N O L O G Y G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	8 yrs 10 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Matthew T. Loucks Equity Research Analyst of the Adviser	Portfolio Manager	1 yrs 7 m 1 yrs 8 m 11 yrs 3 m	See page 34.

Mark A. Pepper Equity Research Analyst of Adviser	Portfolio Manager	4 yrs 6 m 4 yrs 6 m 10 yrs 8 m	Equity Research Analyst of Adviser; Financial Analyst of Goldman, Sachs & Company 1996 – 1999.

Robert W. Sit Vice President – Investments	Portfolio Manager	8 yrs 10 m 15 yrs 3 m 15 yrs 3 m	See page 34.

D E V E L O P I N G M A R K E T S G R O W T H

Eugene C. Sit Chairman	Chief Investment Officer	12 yrs 4 m 25 yrs 3 m 43 yrs 10 m	See page 33.

Roger J. Sit Executive Vice President	Portfolio Manager	8 yrs 11 m 8 yrs 11 m 16 yrs 5 m	See page 33.

Raymond E. Sit Vice President – Research & Investment Management of Sit/Kim	Portfolio Manager	12 yrs 2 m 12 yrs 2 m 14 yrs 2 m	Vice President – Research & Investment Management of Sit/Kim.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

36

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 42

DISTRIBUTOR

SIA Securities Corp. (the “Distributor”), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds’ shares only to certain institutional and individual investors and all other sales of the Funds’ shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

CUSTODIAN AND TRANSFER AGENT

PFPC Trust Company, located at 8800 Tinicum Boulevard, Third Floor, Philadelphia, PA 19153, is the Custodian for the Funds. The Custodian holds the Funds’ securities and cash, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments and performs other administrative duties.

PFPC Inc., located at 101 Sabin Street, Pawtucket, RI 02860, is the Transfer Agent for the Funds. The Transfer Agent processes purchase orders, redemption orders and handles all related shareholder accounting services.

37

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 43

Shareholder Information

SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (“NAV”) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Funds will fluctuate.

NAV is based on the market value of the securities in a Fund’s portfolio which are valued on the basis of market quotations or official closing prices. When market quotations or official closing prices are not readily available, fair value is determined in good faith by the Adviser using procedures adopted and under the general supervision of the board of directors. If an event that is likely to affect materially the value of a portfolio security occurs after the relevant market has closed (but before the calculation of a Fund’s NAV), it may be necessary to determine the fair value of the security in light of that event, and price the security at the fair value. This situation is most likely to occur with respect to a foreign security that trades on a foreign exchange. Events that materially affect the value of a security may occur in a particular geographic region, or be specific to a particular industry, or affect only one particular company. For example, a natural disaster may affect the operations of companies located in the affected geographic region, which may require the Fund to determine the fair value of portfolio securities issued by such companies in light of such event. The Funds will determine NAV using the fair value price of a security in order to ensure that the prices of the securities reflect their value as of the time set for NAV calculation.

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

38

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 44

International Growth Fund and Developing Markets Growth Fund hold portfolio securities that trade on weekends or other days when the Funds do not price their shares. Therefore, the value of these Funds’ shares may change on days when you will be unable to purchase or redeem their shares.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the NYSE is open. Purchase, exchange, and sale orders received by the Funds or their agents prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the NAV per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day after your telephone call to the Funds if you call the Funds prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Funds (or their transfer agent) within agreed-upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges.

39

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 45

The Dividend Growth Fund offers two classes of shares: Class I and Class S. Class I shares are not available for accounts maintained by financial intermediaries, except in limited circumstances. The ability of the Dividend Growth Fund to monitor account balances through the omnibus account of a financial intermediary for purposes such as converting between share classes may be significantly limited or absent.

DIVIDEND GROWTH FUND CLASS I AND CLASS S SHARES

C L A S S   I   A N D   C L A S S   S   S H A R E S

The Dividend Growth Fund offers it shares in two classes: Class I shares and, since March 31, 2006, Class S shares. Different investment minimums and expenses apply to each share class, and as a result, the investment performance of each will differ. Please refer to the sections titled “Purchasing Shares,” below, and “Fees and Expenses,” above, for more information.

Shareholders of any Sit Mutual Fund as of March 31, 2006 (the inception date of the Dividend Growth Fund Class S shares), employees, officers or directors of the Adviser, its affiliates or the Funds, and family members of such employees, officers or directors, are entitled to purchase the Fund’s Class I shares with a minimum investment of $5,000 rather than the $100,000 minimum investment requirement applicable to all other investors.

D I S T R I B U T I O N   P L A N   –   C L A S S   S   S H A R E S

The issuer of the Dividend Growth Fund, Sit Mutual Funds, Inc., has adopted on behalf of its Class S shares a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class S shares to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, Class S shares may pay as compensation up to an annual rate of 0.25% of the average daily net asset value of Class S shares to the Distributor or other qualified recipient under the Distribution Plan. As these fees are paid out of the Class S assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

C O N V E R T I N G   S H A R E S

A conversion between class shares is a non-taxable event.

Self-directed conversions. You may convert Class S shares into Class I shares at any time if your account balance in the Fund is at least $100,000. You may call an investor service representative or mail a request to the Funds.

40

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 46

Automatic Conversions. The Fund conducts periodic reviews of account balances and may convert an eligible investor’s Class S shares into Class I shares. The Fund will notify the investor in writing before any automatic conversion into Class I shares. You may instruct the Fund if you do not want to convert to the lower-cost Class I shares. If an investor no longer meets the requirements for Class I shares, the Fund may convert the investor’s Class I shares into Class S shares. A decline in the investor’s account balance because of redemptions may result in such a conversion. The Fund will notify the investor in writing before any automatic conversion into Class S shares.

OTHER ACCOUNT POLICIES

P U R C H A S E   R E S T R I C T I O N S

The Funds may reject or restrict any purchase or exchange order at any time, when, in the judgment of management, it is in the best interests of the Funds. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

E X C E S S I V E   T R A D I N G   I N   F U N D   S H A R E S

The Funds discourage excessive short-term trading that could be disruptive to the management of a Fund. When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt a Fund’s performance and its shareholders.

The Funds may, in the Funds’ discretion, reject any purchase or exchange order from a shareholder if the Funds determine that the shareholder’s short-term trading activity is excessive. The Funds’ Boards of Directors have approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Funds (except for the Balanced Fund) impose a redemption fee on shares held for less than 30 calendar days (see “Early Redemption Fee” in the “Fees and Expenses” section above). Additionally, the Funds monitor purchase orders and investigate orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term. The Funds have the right to modify the market timing policy at any time without advance notice. The Funds seek to apply market timing policies and procedures uniformly to all shareholders. The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares

41

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 47

through omnibus accounts; however, it should be noted that the ability of the Funds to monitor and limit excessive short-term trading of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identity market timers or curtail their trading practices.

A C C O U N T S   W I T H    B A L A N C E S   B E L O W   T H E   M I N I M U M
R E Q U I R E D    I N V E S T M E N T

If your account balance in a Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

I N V E S T O R   S E R V I C E   F E E S

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

C U S T O M E R   I D E N T I F I C A T I O N   P R O G R A M

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Funds; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

42

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 48

P U R C H A S I N G  S H A R E S

Min. Investment	T O O P E N A N A C C O U N T	T O A D D T O A N A C C O U N T

All Funds except Dividend Growth Fund Class I shares Dividend Growth Fund Class I shares	$5,000 per Fund $2,000 per Fund for IRA accounts (regular, Roth and SEP) $100,000	$100 $100

By Mail

Mail a completed account application and your check payable to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

Third party checks or starter checks are not accepted for initial purchases.

Please be sure to complete the entire application, including the selection of which Fund(s) you want to purchase.

Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check payable to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Starter checks are not accepted for additional purchases.

By Telephone

Fax a completed account application to Sit Mutual Funds at 612-342-2111, and then call us at 1-800-332-5580 or 612-334-5888 for a new account number and bank wiring instructions.

Instruct your bank to wire your investment to us using the wire instructions we have given you. Your bank may charge a wire fee. Mail the original signed account application to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

Note for IRA Accounts: An IRA account cannot be opened over the telephone.

Payment by Wire. Instruct your bank to wire your investment to the Sit Mutual Funds using the wire instructions on the back of the prospectus. Call us at 1-800-332-5580 or 612-334-5888 and notify us of the wire.

Payment by ACH. Call us at 1-800-332-5580 or 612-334-5888 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

Automatically

You cannot make an initial purchase automatically.

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open - either monthly, quarterly or annually.

Please see page 45 for additional general rules for purchasing and selling shares.

43

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 49

S E L L I N G  S H A R E S

T O E X C H A N G E S H A R E S	T O S E L L S H A R E S	By Mail

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

Mail a written request that includes:
• Account number,
• Names and signatures of all registered owners exactly as they appear on the account,
• Name of Fund and number of shares or dollar amount you want to sell.
• Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:
• paid to anyone other than the registered account owners,
• paid by check and mailed to an address other than the registered address, or
• sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application.
• Supporting legal documents, if required (see “General Rules” on following page)
• Method of payment (check, wire transfer, or ACH, see “General Rules” on following page)
Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds.

By Telephone

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580 or 612-334-5888. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

Call us at 1-800-332-5580 or 612-334-5888 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Funds’ bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

Automatically

You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund automatically on any day the Funds are open - either monthly, quarterly or annually.

Shares may be sold through the Automatic Withdrawal Plan (minimum $100) if the Special Services section of the initial account application is complete.

You may add this option by completing a Change of Account Options Form, and this option will begin within 10 days of the Funds’ receipt of the form.

Proceeds from the sale will be sent as directed on your account application, by check or ACH.

Please see page 45 for additional general rules for purchasing and selling shares.

44

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 50

G E N E R A L  R U L E S  F O R  P U R C H A S I N G  &  S E L L I N G  S H A R E S

P U R C H A S I N G S H A R E S	E X C H A N G I N G S H A R E S

Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per Fund except for Class I shares of Sit Dividend Growth Fund, which has a minimum initial investment of $100,000.

IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per Fund except for Class I shares of Sit Dividend Growth Fund which has a minimum initial investment of $100,000.

Additional investments in any account must be at least $100.

You may sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.

Before making an exchange, please read the prospectus and consider the investment objective of the Fund you are purchasing.

You may exchange shares by mail, telephone or an automatic exchange plan as described on page 44. You may also exchange shares of the Sit Funds on our website at www.sitfunds.com.

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

S E L L I N G S H A R E S	R E C E I P T O F S A L E P R O C E E D S

Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Funds' receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days.

Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

You may receive proceeds from the sales of your shares in one of three ways:

(1) By Mail
Your check will generally be mailed to the address of record within 7 days after receipt of your request.

(2) By Wire
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Funds' bank charges a wire fee (currently $8) which will be deducted from the balances of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

(3) By ACH
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. Proceeds from the sale of shares from an IRA account cannot be paid using ACH.

45

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 51

DIVIDENDS AND DISTRIBUTIONS

The Balanced Fund and Dividend Growth Fund distribute quarterly dividends from their net investment income. Each of the other Funds distributes an annual dividend from its net investment income. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost. If you buy Fund shares just before a distribution, in effect, you “buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. These requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

46

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 52

T A X E S    O N    D I S T R I B U T I O N S

Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account). You will be notified annually of the tax status of distributions to you.

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Under current tax laws, ordinary income is taxed at higher rates than qualified dividend income and long-term capital gains. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors. Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions paid from a Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund’s long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. The composition of distributions in any year will depend upon a variety of market and other conditions and cannot be predicted accurately.

T A X E S   O N   T R A N S A C T I O N S

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, this gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

F O R E I G N    T A X   C R E D I T S

The International Growth Fund and Developing Markets Growth Fund may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized

47

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 53

deduction on your tax return. If a Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

RETIREMENT AND OTHER TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, 403(b)(7), employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum investment per Fund (except for Class I shares of Sit Dividend Growth Fund, which has a minimum initial investment of $100,000), and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA, SEP-IRA, and certain 403(b)(7) plans. You should contact the Funds for specific plan documentation. IRA and 403(b)(7) accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

MAILING OF REGULATORY DOCUMENTS

The Funds’ practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Funds and the Funds will mail separate regulatory documents to each of your individual accounts within 30 days of your call.

48

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 54

PRIVACY POLICY

We collect nonpublic personal information about you from information we receive from you on applications or other forms and information about your transactions and communications with us, our affiliates or others. We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information.

49

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 55

Additional Information

OTHER SECURITIES, INVESTMENT PRACTICES, AND POLICIES

The principal investment strategies and risk factors of each Fund are outlined in the section entitled “Fund Summaries.” Below are brief discussions of certain other investment practices of the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.

As described in the Fund Summaries section, each Fund other than Balanced Fund and International Growth Fund has a policy requiring the Fund to invest at least 80% of its net assets in the types of securities suggested by the Fund’s name. For purposes of this requirement, net assets include the amount of any borrowings for investment purposes.

D U R A T I O N

The Balanced Fund attempts to maintain an average effective duration of 3 to 7 years for the fixed-income portion of its portfolio. Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Balanced Fund’s portfolio. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate duration precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

P O R T F O L I O   T U R N O V E R

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically the Funds’ turnover rates have been less than 100%. The “Financial Highlights” section of this Prospectus shows each Fund’s historical portfolio turnover rate. A high portfolio turnover rate generally will result in greater brokerage

50

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 56

commission expenses borne by a Fund which may decrease a Fund’s yield. A portfolio turnover rate in excess of 100% may result in higher amounts of realized short-term capital gain subject to the payment of taxes as ordinary income by shareholders.

S E C U R I T I E S   R A T I N G S

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor’s and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services. If a debt security’s credit quality rating is downgraded after a Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

T E M P O R A R Y   D E F E N S I V E    I N V E S T I N G

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper, repurchase agreements and other taxable obligations including shares of the Sit Money Market Fund. Investing in these temporary investments will generate income that is taxable to investors in the Funds and may reduce a Fund’s yield and prevent a Fund from achieving its investment objective.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

51

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 57

B A L A N C E D  F U N D

	Fiscal Years Ended June 30,
	2006	2005	2004	2003	2002

Net Asset Value:

Beginning of period	$14.53	$13.80	$12.47	$12.29	$15.33

Operations:

Net investment income (1)	.28	.26	.21	.29	.36

Net realized and unrealized gains (losses) on investments	.59	.73	1.34	.22	(3.01)

Total from operations	.87	.99	1.55	.51	(2.65)

Distributions to Shareholders:

From net investment income	(.26)	(.26)	(.22)	(.33)	(.38)

From net realized gains	—	—	—	—	(.01)

Total distributions	(.26)	(.26)	.22	(.33)	(.39)

Net Asset Value:

End of period	$15.14	$14.53	$13.80	$12.47	$12.29

Total investment return (2)	6.03%	7.28%	12.53%	4.43%	(17.62%)

Net assets at end of period (000s omitted)	$11,617	$12,251	$12,441	$16,065	$17,825

Ratios:

Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income to average daily net assets	1.84%	1.84%	1.58%	2.54%	2.52%

Portfolio turnover rate (excluding short-term securities)	50.00%	36.32%	44.82%	48.86%	53.53%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

52

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 58

D I V I D E N D  G R O W T H  F U N D  –  C L A S S  I  S H A R E S

	Fiscal Year Ended June 30,		Six Months Ended June 30,
	2006	2005	2004 (*)

Net Asset Value:

Beginning of period	$11.18	$10.14	$10.00

Operations:

Net investment income (loss) (1)	.25	.21	.08

Net realized and unrealized gains (losses) on investments	1.20	1.01	.10

Total from operations	1.45	1.22	.18

Distributions to Shareholders:

From net investment income	(.23)	(.18)		(.04)

From net realized gains	(.14)	—	—

Total distributions	(.37)	(.18)		(.04)

Net Asset Value:

End of period	$12.26	$11.18	$10.14

Total investment return (2)	13.20%	12.12%		1.75%

Net assets at end of period (000s omitted)	$24,137	$14,196	$6,872

Ratios:

Expenses to average daily net assets	1.00%	1.00%	1.00	%(3)

Net investment income (loss) to average daily net assets	2.09%	1.94%	1.79	%(3)

Portfolio turnover rate (excluding short-term securities)	41.28%	54.89%		13.67%

(*)	Fund’s Class I shares inception date was December 31, 2003.

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages are adjusted to an annual rate.

53

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 59

D I V I D E N D  G R O W T H  F U N D  –  C L A S S  S   S H A R E S

	Three Months Ended June 30, 2006

Net Asset Value:

Beginning of period	$12.28

Operations:

Net investment income (loss) (1)	.05

Net realized and unrealized gains (losses) on investments	(.02)

Total from operations	.03

Distributions to Shareholders:

From net investment income	(.05)

From net realized gains	—

Total distributions	(.05)

Net Asset Value:

End of period	$12.26

Total investment return (2)	0.27%

Net assets at end of period (000s omitted)	$48

Ratios:

Expenses to average daily net assets	1.25	%(3)

Net investment income (loss) to average daily net assets	1.84	%(3)

Portfolio turnover rate (excluding short-term securities)	41.28	%(4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund, for the full fiscal year 2006.

54

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 60

L A R G E  C A P  G R O W T H  F U N D

	Fiscal Years Ended June 30,
	2006	2005	2004	2003	2002

Net Asset Value:

Beginning of period	$34.27	$31.96	$26.92	$26.40	$38.99

Operations:

Net investment income (loss) (1)	.17	.16	.01	.02	(.08)

Net realized and unrealized gains (losses) on investments	3.23	2.27	5.05	.50	(12.17)

Total from operations	3.40	2.43	5.06	.52	(12.25)

Distributions to Shareholders:

From net investment income	(.07)	(.12)	(.02)	—	—

From net realized gains	—	—	—	—	(.34)

Total distributions	(.07)	(.12)	(.02)	—	(.34)

Net Asset Value:

End of period	$37.60	$34.27	$31.96	$26.92	$26.40

Total investment return (2)	9.91%	7.62%	18.81%	1.97%	(31.63%)

Net assets at end of period (000s omitted)	$101,873	$69,660	$63,774	$59,324	$63,839

Ratios:

Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income (loss) to average daily net assets	0.46%	0.49%	0.02%	0.08%	(0.25%)

Portfolio turnover rate (excluding short-term securities)	23.71%	23.22%	29.71%	33.40%	34.74%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

55

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 61

M I D  C A P  G R O W T H  F U N D

	Fiscal Years Ended June 30,
	2006		2005	2004			2003		2002

Net Asset Value:

Beginning of period	$11.28		$10.23		$8.06		$7.91		$12.37

Operations:

Net investment income (loss) (1)	—		(.07)		(.07)		(.05)		(.07)

Net realized and unrealized gains (losses) on investments	1.73		1.12		2.24		.20		(4.16)

Total from operations	1.73		1.05		2.17		.15		(4.23)

Distributions to Shareholders:

From net investment income	—		—		—		—		—

From net realized gains	—		—		—		—		(.23)

Total distributions	—		—		—		—		(.23)

Net Asset Value:

End of period	$13.01		$11.28		$10.23		$8.06		$7.91

Total investment return(2)	15.34%		10.26%		26.92%		1.90%		(34.66%)

Net assets at end of period (000s omitted)	$191,541		$199,449		$204,946		$170,173		$181,347

Ratios:

Expenses to average daily net assets	1.15	%(3)	1.15	%(3)	1.15	%(3)	1.15	%(3)	1.15	%(3))

Net investment income (loss) to average daily net assets	(0.03	%)(3)	(0.66	%)(3)	(0.71	%)(3)	(0.73	%)(3)	(0.79	%)(3)

Portfolio turnover rate (excluding short-term securities)	32.48%		39.74%		65.14%		53.19%		60.88%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.13%), (0.76%), (0.81%), (0.83%), and (0.89%), respectively.

56

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 62

I N T E R N A T I O N A L   G R O W T H   F U N D

	Fiscal Years Ended June 30,
	2006		2005		2004		2003		2002

Net Asset Value:

Beginning of period	$12.31		$11.24		$9.39		$10.79		$14.61

Operations:
Net investment income (loss) (1)	.14		.07		.01		.07		(.03)

Net realized and unrealized
gains (losses) on investments	3.10		1.03		1.92		(1.47)		(3.79)

Total from operations	3.24		1.10		1.93		(1.40)		(3.82)

Distributions to Shareholders:

From net investment income	(.07)		(.03)		(.08)		—		—

From net realized gains	—		—		—		—		—

Total distributions	(.07)		(.03)		(.08)		—		—

Net Asset Value:

End of period	$15.48		$12.31		$11.24		$9.39		$10.79

Total investment return (2)	26.37%		9.80%		20.63%		(12.97%)		(26.15%)

Net assets at end of period (000s omitted)	$34,700		$29,152		$34,281		$48,533		$69,820

Ratios:

Expenses to average daily net assets	1.50	%(3)	1.50	%(3)	1.50	%(3)	1.50	%(3)	1.50	%(3)

Net investment income (loss)
to average daily net assets	0.95	%(3)	0.56	%(3)	0.14	%(3)	0.81	%(3)	(0.22	%)(3)

Portfolio turnover rate
(excluding short-term securities)	20.21%		28.27%		44.37%		21.02%		25.78%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2006 and the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been 0.60%, 0.21%, (0.21%), 0.46%, and (0.57%), respectively.

57

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 63

S M A L L   C A P   G R O W T H   F U N D

	Fiscal Years Ended June 30,
	2006	2005	2004	2003	2002

Net Asset Value:

Beginning of period	$27.74	$25.29	$21.64	$21.06	$28.99

Operations:

Net investment loss (1)	(.23)	(.27)	(.27)	(.18)	(.24)

Net realized and unrealized gains (losses) on investments	5.95	2.72	3.92	.76	(7.65)

Total from operations	5.72	2.45	3.65	.58	(7.89)

Distributions to Shareholders:

From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	(.04)

Total distributions	—	—	—	—	(.04)

Net Asset Value:

End of period	$33.46	$27.74	$25.29	$21.64	$21.06

Total investment return (2)	20.62%	9.69%	16.87%	2.75%	(27.24%)

Net assets at end of period (000s omitted)	$106,977	$180,545	$199,810	$182,912	$180,684

Ratios:

Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%

Net income (loss) to average daily net assets	(0.67%)	(1.08%)	(1.10%)	(1.00%)	(0.99%)

Portfolio turnover rate (excluding short-term securities)	54.73%	33.75%	65.79%	59.98%	65.25%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

58

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 64

S C I E N C E   A N D   T E C H N O L O G Y   G R O W T H   F U N D

	Fiscal Years Ended June 30,
	2006		2005		2004		2003		2002

Net Asset Value:

Beginning of period	$9.14		$10.02		$8.05		$7.52		$15.23

Operations:

Net investment income (loss) (1)	(.08)		(.09)		(.11)		(.07)		(.12)

Net realized and unrealized gains (losses) on investments	.96		(.79)		2.08		.60		(7.58)

Total from operations	.88		(.88)		1.97		.53		(7.70)

Distributions to Shareholders:

From net investment income	—		—		—		—		—

From net realized gains	—		—		—		—		(.01)

Total distributions	—		—		—		—		(.01)

Net Asset Value:

End of period	$10.02		$9.14		$10.02		$8.05		$7.52

Total investment return(2)	9.63%		(8.78%)		24.47%		7.05%		(50.57%)

Net assets at end of period (000s omitted)	$13,024		$14,542		$19,054		$15,200		$14,018

Ratios:

Expenses to average daily net assets	1.35	% (3)	1.35	% (3)	1.35	%(3)	1.35	%(3)	1.35	%(3)

Net investment income (loss) to average daily net assets	(0.73	%)(3)	(0.99	%)(3)	(1.20	%)(3)	(1.05	%)(3)	(1.06	%)(3)

Portfolio turnover rate (excluding short-term securities)	31.35%		37.55%		55.54%		49.67%		76.78%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the years ended June 30, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.88%), (1.14%), (1.35%), (1.20%), and (1.21%), respectively.

59

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 65

D E V E L O P I N G   M A R K E T S   G R O W T H   F U N D

	Fiscal Years Ended June 30,

	2006	2005	2004	2003	2002

Net Asset Value:

Beginning of period	$12.97	$9.89	$8.12	$8.10	$9.17

Operations

Net investment income (loss) (1)	.04	.06	.04	.02	(.02)

Net realized and unrealized gains (losses) on investments	4.43	3.04	1.78	—	(1.05)

Total from operations	4.47	3.10	1.82	.02	(1.07)

Distributions to Shareholders:

From net investment income	(.06)	(.02)	(.05)	—	—

From net realized gains	—	—	—	—	—

Total distributions	(.06)	(.02)	(.05)	—	—

Net Asset Value:

End of period	$17.38	$12.97	$9.89	$8.12	$8.10

Total investment return (2)	34.47%	31.32%	22.48%	0.25%	(11.66%)

Net assets at end of period (000s omitted)	$13,057	$10,575	$8,030	$8,577	$11,250

Ratios:

Expenses to average daily net assets	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income (loss) to average daily net assets	0.24%	0.55%	0.37%	0.31%	(0.20%)

Portfolio turnover rate (excluding short-term securities)	27.38%	29.54%	33.72%	6.61%	25.40%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

60

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A, Exhibit B - 66

This page has been left blank intentionally

61

NOT PART OF PROSPECTUS

Part A, Exhibit B - 67

NOT PART OF PROSPECTUS

Part A, Exhibit B - 68

F O R M O R E I N F O R M A T I O N

For more information about the Funds, the following documents are available free upon request:

Statement of Additional Information	Annual / Semi-Annual Report
The SAI contains more details about the	The Funds’ Annual and Semi-Annual Reports
Funds and their investment policies.	include a discussion of the market conditions
The SAI is incorporated in this Prospectus	and investment strategies that significantly
by reference.	affected the Funds’ performance.

To request a copy of the documents listed above, or to obtain more information about the Funds:

By Telephone: (800) 332-5580 or (612) 334-5888 By E-Mail: info@sitinvest.com On The Internet: Visit our website at www.sitfunds.com Visit the SEC website at www.sec.gov	By Regular Mail: Sit Mutual Funds P.O. Box 9763 Providence, RI 02940 By Express Mail: Sit Mutual Funds 101 Sabin Street Pawtucket, RI 02860	To Wire Money For A Purchase: PNC Bank, Pittsburgh, PA ABA #031000053 Account #86-0690-5556 Sit Mutual Funds For Further Credit: (shareholder name) Account Number: (fund name and account #)

The SAI and the Funds’ reports may also be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can get copies free from the EDGAR database on the SEC’s Website listed above, or by mail, for a fee, by calling the SEC at 1-202-551-8090, by making an electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

1940 Act File Nos. 811-03342; 811-03343; 811-06373

Part A, Exhibit B - 69

PART B
FORM N-14

STATEMENT OF ADDITIONAL INFORMATION
Dated September 24, 2007

SIT MID CAP GROWTH FUND, INC.
SIT MUTUAL FUNDS, INC.
3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
(800) 332-5580 or (612) 334-5888

Acquisition of the Assets of
Sit Science and Technology Growth Fund, a series of Sit Mutual Funds, Inc.
By and in Exchange for
Shares of Sit Mid Cap Growth Fund, Inc.

          This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Sit Science and Technology Growth Fund (the “Acquired Fund”), a series of Sit Mutual Funds, Inc., in exchange for shares of common stock of Sit Mid Cap Growth Fund, Inc. (the “Acquiring Fund”), having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

          This Statement of Additional Information consists of this cover page and the following documents, which are incorporated by reference herein and attached as Exhibits to this Statement of Additional Information:

1.	The Statement of Additional Information dated November 1, 2006 of the Acquiring Fund and the Acquired Fund, a copy of which is attached as Exhibit A to this Statement of Additional Information.

2.	The Annual Report of the Acquiring Fund and the Acquired Fund for the fiscal year ended June 30, 2007, a copy of which is attached as Exhibit B to this Statement of Additional Information.

          No additional financial statements are required by Form N-14, Item 14 because the net asset value of the Acquired Fund did not exceed 10% of the net asset value of the Acquiring Fund as of June 30, 2007.

          This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 24, 2007 relating to the above-referenced transaction may be obtained without charge by calling or writing to the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION
Dated November 1, 2006

SIT LARGE CAP GROWTH FUND, INC.
SIT MID CAP GROWTH FUND, INC.
SIT MUTUAL FUNDS, INC, COMPRISED OF:
SIT BALANCED FUND
SIT DIVIDEND GROWTH FUND
SIT SCIENCE AND TECHNOLOGY GROWTH FUND
SIT INTERNATIONAL GROWTH FUND
SIT SMALL CAP GROWTH FUND
SIT DEVELOPING MARKETS GROWTH FUND

3300 IDS Center, 80 South Eighth Street
Minneapolis, Minnesota 55402
www.sitfunds.com     800-332-5580
info@sitinvest.com     612-334-5888

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds’ Prospectus. The financial statements included as part of the Funds’ Annual Report to shareholders for fiscal year ended June 30, 2006 are incorporated by reference into this Statement of Additional Information. Copies of the Funds’ Prospectus and/or Annual Report may be obtained from the Funds without charge by contacting the Funds by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated November 1, 2006, and it is to be used with the Funds’ Prospectus dated November 1, 2006.

Options – Puts and Calls	17
When-Issued and Forward Commitment Securities	18
Repurchase Agreements	18
Futures Contracts and Options on Futures Contracts	18
Illiquid Securities	21
Sit Money Market Fund	21
ADDITIONAL BALANCED FUND INVESTMENT POLICIES & RISKS
Mortgage-Backed Securities	21
Asset-Backed Securities	22
Collaterialized Mortgage Obligations	23
U.S. Treasury Inflation-Protection Securities	23
Manufactured Home Loans	23
Municipal Securities	23
Swap Agreements	24
Variable Rate Notes	24
Zero Coupon Securities	24
Trust Preferred Securities	24
High Yield Securities Risks	24
RATINGS OF DEBT SECURITIES	25
SECURITIES LENDING	25
PORTFOLIO TURNOVER	26
ADDITIONAL INFORMATION ABOUT SELLING SHARES
Suspension of Selling Ability	26
Telephone Transactions	26
Redemption-In-Kind	27
COMPUTATION OF NET ASSET VALUE	27
MANAGEMENT	28
Portfolio Managers	32
Other Accounts Managed by Portfolio Management Team	31
Compensation of Investment Professionals	32
Fund Shares Owned by Portfolio Management Team	32
Fund Shares Owned by Directors	33
Compensation of Directors	34
Code of Ethics	37
INVESTMENT ADVISER	37
DISTRIBUTOR.	40
12b-1 Distribution Plan – Class S Shares of Dividend Growth Fund	38
BROKERAGE	38
PROXY VOTING	44
DISCLOSURE OF PORTFOLIO HOLDINGS	41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	42
TAXES	46
FINANCIAL STATEMENTS	48
OTHER INFORMATION	48
LIMITATION OF DIRECTOR LIABILITY	48
CAPITALIZATION AND VOTING RIGHTS	49
APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS

Part B, Exhibit A - 2

FUND BACKGROUND

Sit Mutual Funds are managed by Sit Investment Associates, Inc., (the “Adviser”). Sit Mutual Funds are comprised of thirteen no-load funds. This Statement of Additional Information contains information pertaining to the eight stock funds, which are: Balanced Fund, Dividend Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and the Developing Markets Growth Fund (collectively, the “Funds”). Each Fund currently offers its shares in one class except the Dividend Growth Fund, which offers its shares in two classes (Class I and Class S). Class S Shares of the Dividend Growth Fund are subject to a 12b-1 distribution fee.

The Funds are open-ended funds and operate as diversified management investment companies, as defined in the Investment Company Act of 1940. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing.

Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The Large Cap Growth Fund and Mid Cap Growth Fund were incorporated on July 14, 1981. The corporate issuer of the International Growth Fund, Balanced Fund, Developing Markets Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and Dividend Growth Fund was incorporated on July 30, 1991.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under “Fund Summaries.” Set forth below are the fundamental investment restrictions and policies applicable to each Fund, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

Each Fund other than Balanced Fund and International Growth Fund has a non-fundamental policy requiring the Fund, under normal market conditions, to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by the Fund’s name. In appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. Each of these Funds has adopted a policy requiring it to provide notice to Fund shareholders at least 60 days prior to any change in its 80% investment policy. Any such notice will be provided in plain English in a separate written document and will contain the following prominent statement, or a similar clear and understandable statement, in bold-faced type: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to investors.

Balanced Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;

3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;

6.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;

Part B, Exhibit A - 3

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;

8.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein; or

9.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;

2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.

Purchase or retain securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;

4.

Invest more than 10% of its net assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;

5.	Invest for the purpose of exercising control or management;

6.	Enter into reverse repurchase agreements;

7.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

8.	Invest in more than 10% of the outstanding voting securities of any one issuer;

9.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund’s net assets;

10.

Invest more than 5% of the Fund’s net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;

11.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;

12.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;

13.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 10% of the Fund’s total assets;

14.	Invest more than 25% of the fixed-income portion of its portfolio in debt securities that are rated below investment grade;

15.

Invest less than 35% or more than 65% of its net assets in equity securities and will not invest less than 35% or more than 65% of its net assets in fixed-income securities, under normal circumstances;

16.	Invest less than 25% of the fixed-income portion of its portfolio in fixed-income senior securities; or

17.

Invest more than 20% of its assets in foreign government securities or equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

Dividend Growth Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;

3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-

Part B, Exhibit A - 4

dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;

6.

Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund’s total net assets at the time of such borrowing. In the event that the principal amount of the Fund’s borrowing at any time exceeds 33 1/3% of the Fund’s total net assets, the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowing to an amount not in excess of 33 1/3% of the Fund’s total net assets;

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;

8.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

9.

Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted temporarily in emergency or extraordinary situations as permitted within the Fund’s investment restrictions.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;

2.	Invest for the purpose of exercising control or management;

3.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

4.	Pledge, mortgage, hypothecate or otherwise encumber either Fund’s assets except to the extent necessary to secure the permitted borrowings;

5.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

6.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;

7.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund’s net assets; or

8.	Invest more than 20% of its assets in equity securities of foreign issuers.

Large Cap Growth Fund and Mid Cap Growth Fund

The Large Cap Growth Fund and Mid Cap Growth Fund are subject to the following fundamental investment restrictions. The Funds will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund’s net assets;

3.	Invest more than 10% of the Fund’s net assets in securities of companies which have (with their predecessors) a record of less than five years continuous operation;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33-1/3% of the Fund’s total net assets.

6.

Invest more than 5% of the Fund’s net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;

7.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;

8.

Concentrate more than 25% of its net assets in any one industry, provided that (a) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) utility

Part B, Exhibit A - 5

companies will be classified according to their services, for example, water, gas, electric and communications, and each will be considered a separate industry;

9.

Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;

10.	Invest for the purpose of controlling management of any company;

11.

Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;

12.	Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;

13.	Underwrite the securities of other issuers;

14.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein;

15.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

16.	Invest more than 15% of its net assets collectively in all types of illiquid securities.

The following investment restrictions of the Funds are not fundamental and may be changed by the Board of Directors of the Funds. Each Fund will not:

1.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;

2.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund’s net assets;

3.	Pledge, mortgage, hypothecate, or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;

4.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Funds and/or the Adviser by the Securities and Exchange Commission;

5.

Invest, under normal market conditions, less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of companies with capitalizations of $5 billion or more at the time of purchase in the case of the Large Cap Growth Fund, and, in the case of the Mid Cap Growth Fund, invest, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase; or

6.	Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

Science and Technology Growth Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;

3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;

6.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund’s total net assets;

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;

Part B, Exhibit A - 6

7.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

8.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;

2.	Invest for the purpose of exercising control or management;

3.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

4.	Invest in more than 10% of the outstanding voting securities of any one issuer;

5.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund’s net assets;

6.	Pledge, mortgage, hypothecate or otherwise encumber either Fund’s assets except to the extent necessary to secure the permitted borrowings;

7.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

8.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options; or

9.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund’s net assets;

10.

Invest, under normal market conditions, less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of companies principally engaged in science and technology business activities; or

11.	Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

International Growth Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund’s net assets;

3.	Invest more than 5% of the Fund’s net assets in securities of companies which have (with their predecessors) a record of less than three years continuous operation;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;

6.

Invest more than 5% of the Fund’s net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;

7.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;

8.

Concentrate more than 25% of its net assets in any one industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

Part B, Exhibit A - 7

9.

Purchase or retain the securities of any issuer if, to the Fund’s knowledge, those holdings of all officers and directors of the Fund or its affiliates, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;

10.	Invest for the purpose of controlling management of any company;

11.	Invest in commodities or commodity futures contracts provided, however, that the entering into of a foreign currency contract shall not be prohibited by this restriction;

12.

Invest in real estate or limited partnerships with assets invested in real estate, although the Fund may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;

13.	Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;

14.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

15.	Underwrite the securities of other issuers;

16.	Modify the Fund’s investment objective; or

17.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.

Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets in an amount exceeding the amount of the borrowing secured thereby except to the extent necessary to secure permitted borrowings; or

2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission; or

3.	Invest, under normal market conditions, less than 90% of its net assets in common stocks of companies domiciled outside the United States.

Small Cap Growth Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;

3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;

6.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;

8.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

9.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;

2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more

Part B, Exhibit A - 8

than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.

Purchase or retain securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;

4.

Invest more than 10% of its net assets in securities of issuers which, with their predecessors have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;

5.	Invest for the purpose of exercising control or management;

6.	Enter into reverse repurchase agreements;

7.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

8.	Invest in more than 10% of the outstanding voting securities of any one issuer;

9.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund’s net assets;

10.

Invest more than 5% of the Fund’s net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;

11.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings;

12.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;

13.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund’s net assets;

14.

Invest, under normal market conditions, less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of companies with capitalizations of $2.5 billion or less at the time of purchase; or

15.	Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

Developing Markets Growth Fund

The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to financial futures contracts or options thereon;

3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;

4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;

6.	Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund’s total net assets;

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;

8.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

9.	Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as discussed herein.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:

Part B, Exhibit A - 9

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;

2.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

3.

Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;

4.	Invest more than 5% of its net assets in securities of companies which have (with their predecessors) a record of less than three years’ continuous operation;

5.	Invest for the purpose of exercising control or management;

6.

Invest more than 5% of the Fund’s net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;

7.	Enter into reverse repurchase agreements;

8.	Invest more than 15% of its net assets collectively in all types of illiquid securities;

9.

Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are considered as one class. This restriction is limited to 75% of the Fund’s net assets;

10.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings; or

11.

Invest, under normal market conditions, less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of companies domiciled or operating in a developing market.

COUNTRIES IN WHICH THE INTERNATIONAL GROWTH FUND MIGHT INVEST

The countries in which the Fund will seek investments include those listed below. The Fund is not obligated and may not invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund’s investment objective and policies.

Pacific Basin:	Australia	Hong Kong	Indonesia	Japan	Malaysia	New Zealand
	Philippines	Singapore	South Korea	Taiwan	Thailand

Europe:	Austria	Belgium	Czech Republic	Denmark	Finland	France
	Germany	Greece	Hungary +	Ireland	Italy	Luxembourg
	Netherlands	Norway	Poland	Portugal	Spain	Sweden
	Switzerland	United Kingdom

Other:	Argentina	Brazil	Canada	Chile	India	Mexico
	Peru	Turkey	Venezuela	Israel

+

Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See “Additional Investment Restrictions”.

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

The Fund’s management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies and concerns domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a

Part B, Exhibit A - 10

significant portion of the value of international markets. A discussion of the economies of such countries is set forth below.

Japan. Japan is organized politically as a democratic, parliamentary republic and has a population of approximately 127 million people. The Japanese economy is heavily industrial and export oriented, and is especially sensitive to trade barriers and disputes. Japan is dependent upon foreign economies for raw materials.

The Japanese securities markets are generally less regulated than the U.S. markets. Japan has eight stock exchanges located throughout the country, but the majority of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates that vary by the type and the value of the transaction, but can be negotiable for large transactions.

United Kingdom of Great Britain and Northern Ireland. The United Kingdom of Great Britain and Northern Ireland (“U.K.”) is a constitutional monarchy and consists of England, Scotland, Wales and Northern Ireland. The population of the U.K. is approximately 60 million people. Industry in the U.K. is predominantly owned in the private sector.

The U.K. has a centralized screen-based trading system located in London, with separate operating facilities located in Belfast, Birmingham, Bristol, Dublin, Glasgow, Liverpool and Manchester. Stock exchange commission rates are negotiable and stock exchange membership is available to limited companies and to nonresidents of the U.K. The Financial Services Act (the “FSA”) created a regulatory body known as the Securities and Investments Board (the “SIB”), which has the power to delegate certain of its functions to various “self regulatory organizations”, of which the London Stock Exchange is one. Under the FSA structure, the London Stock Exchange is largely self-regulating. Stock prices are continuously quoted during business hours of the London Stock Exchange. Trading Commissions in the U.K. are negotiable.

The Federal Republic of Germany. The Federal Republic of Germany (“Germany”) is a federated republic with a population of approximately 82 million people and a democratic parliamentary form of government. The German economy is organized primarily on the basis of private sector ownership, with the state exerting major influence through ownership only in certain sectors, including transportation, communication and energy. Industrial activity makes the largest contribution to the German gross national product. Historically the German economy has been strongly export oriented. Privatization of formerly state owned enterprise in what was once East Germany is in progress, but will make little difference to the predominance of large-scale businesses in overall industrial activity.

German equity securities trade predominantly on the country’s eight independent local stock exchanges, and the Frankfurt exchange accounts for most of the turnover. Subject to the provisions of pertinent securities law, the council, management and other executive organs of the stock exchanges constitute self-administering and self-regulatory bodies. The “Working Group of German Stock Exchanges” headquartered in Frankfurt, of which all eight stock exchanges are members, addresses all policy and administrative questions of national and international character. Trading volume tends to concentrate on relatively few companies with both large capitalizations and broad stock ownership. Prices for active stocks, including those for larger companies, are quoted continuously during stock exchange hours. Less actively traded stocks are quoted only once a day. Equity shares are normally fully paid and nonassessable. Orders for stocks executed for large customers on the stock exchanges are negotiable. A federal stock exchange turnover tax, ranging up to 0.25%, is levied on all securities transactions other than those between banks acting as principal. Nonresidents such as the Fund are charged half these rates.

COUNTRIES IN WHICH THE DEVELOPING MARKETS GROWTH FUND MIGHT INVEST

The Fund defines “developing markets” as those countries that have “emerging stock markets” as defined by Morgan Stanley Capital International Inc. Countries currently not considered as having “developing markets” include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The countries in which the Fund may seek to invest include those listed below and, unless otherwise prohibited herein, the countries listed as potential investments for the International Growth Fund as well. The Fund is not obligated and may not

Part B, Exhibit A - 11

invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund’s investment objectives and policies. The Fund will also not seek to diversify investments among geographic regions or levels of economic development in any particular country.

Pacific Basin:	Bangladesh	China	India	Indonesia	Malaysia
	Pakistan	Philippines	South Korea	Sri Lanka	Taiwan
	Thailand	Vietnam +

Europe:	Czech Rep.	Hungary +	Poland

Latin America:	Argentina	Barbados	Belize	Bolivia	Brazil	Chile
	Colombia	Costa Rica	Ecuador	Jamaica	Mexico	Panama
	Paraguay	Peru	Trinidad & Tobago		Uruguay	Venezuela

Africa:	Botswana	Egypt	Ghana+	Ivory Coast +	Kenya +	Mauritius +
	Morocco	Namibia +	Nigeria	South Africa	Swaziland +	Tunisia
Zimbabwe

Other:	Bermuda	Cyprus +	Israel	Jordan	Kuwait +	Russia
Turkey

+

Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See “Additional Investment Restrictions”.

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

Developing Markets Debt Securities. The Fund also may invest in certain debt securities issued by the governments of developing market countries that are or may be eligible for conversion into investments in developing market companies under debt conversion programs sponsored by such governments. To the extent such debt securities are convertible to equity securities, they are considered by the Fund to be equity derivative securities. Debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers’ acceptances) may offer opportunities for long-term capital appreciation. The Fund will only invest in debt securities rated at least C by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) at the time of purchase or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser. The Fund will not invest more than 5% of its total assets in debt securities rated Baa or lower by Moody’s or BBB or lower by S&P at the time of purchase or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser. Debt securities rated Baa or BBB may have some speculative elements. Debt securities rated C are regarded as having predominantly speculative characteristics. Subject to the above limitations, it is likely that a portion of the debt securities in which the Fund will invest may be unrated. Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser or Sub-Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

SPECIAL RISKS FOR INTERNATIONAL INVESTING

The International Growth Fund may invest at least 90% of its net assets in securities of issuers domiciled outside the United States; the Developing Markets Growth Fund may invest at least 80% of its net assets in securities in issuers domiciled in outside the United States, in a developing market; and the Dividend Growth Fund may invest up to 20% of its net assets in securities of issuers domiciled outside the United States. The foreign securities these Funds may purchase are subject to risks not typically associated with domestic investing.

Part B, Exhibit A - 12

Corporate Disclosure Standards and Government Regulation

Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Funds than is available concerning U.S. companies.

Market Characteristics

Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging countries, may be subject to further risks due to the inexperience of financial intermediaries, the possibility of permanent or temporary termination of trading and greater spreads between bid and ask prices for securities in such markets. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S. and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, non-U.S. stock exchange transactions may be subject to difficulties associated with the settlement of such transactions. Such settlement difficulties may result in delays in reinvestment. The Adviser and/or Sub-Adviser, if applicable, will consider such difficulties when determining the allocation of the Funds’ assets, although the Funds do not believe that such difficulties will materially adversely affect their portfolio trading activities.

Investments in companies domiciled in developing market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain developing market countries may be slowed or reversed by unanticipated political or social events in such countries.

Currency Fluctuations

The value of the Funds’ portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Funds have invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Funds’ holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Funds’ net asset value and net investment income, and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States and other economic and financial conditions affecting the world economy.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Funds’ investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

While transactions in forward currency contracts, options, futures contracts and options on futures contracts (i.e., “hedging positions”) may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Funds may

Part B, Exhibit A - 13

benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Funds than if they had not entered into any hedging positions. In the event of an imperfect correlation between a hedging position and portfolio position that is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of financial loss.

Perfect correlation between the Funds’ hedging positions and portfolio positions may be difficult to achieve because hedging instruments in most developing market countries are not yet available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Taxation

The Funds’ interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. For additional tax information, please see section entitled, “Taxes” on page 46.

Investment and Repatriation Restrictions

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitations on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries and the Funds intend to invest only through the purchase of shares of investment funds organized under the laws of such countries.

The return on the Funds’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

ADDITIONAL INVESTMENT POLICIES & RISKS

Common and Preferred Stocks

Each Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities

Each Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Part B, Exhibit A - 14

Warrants or Rights

Each Fund other than the Dividend Growth Fund may acquire warrants or rights in connection with other securities or separately. Investments in warrants or rights are limited to 5% of total assets for Large Cap Growth Fund, Mid Cap Growth Fund, Balanced Fund, International Growth Fund, Small Cap Growth Fund and Developing Markets Growth Fund. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Warrants or rights acquired in units or attached to securities will be deemed to be without value for purposes of International Growth Fund’s and Developing Markets Growth Fund’s 5% restriction.

Commercial Paper

Short-term debt instruments purchased by the Funds consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of purchase, are (a) rated P-1 by Moody’s or A-1 by S& P, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Bank Obligations

Bank money instruments in which the Funds may invest include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investor’s money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market. In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certificates of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized. With respect to variable rate certificates of deposit maturing in 180 days or less from the time of purchase with interest rates adjusted on a monthly cycle, the Balanced Fund uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity of the fixed income portion of its portfolio. With respect to all variable rate instruments not meeting the foregoing criteria, the Balanced Fund uses the remaining period to maturity for purposes of determining the average weighted maturity of the fixed income portion of its portfolio until such time as the Securities and Exchange Commission has determined otherwise.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as

Part B, Exhibit A - 15

well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since each Fund’s portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Funds only purchase certificates of deposit from savings and loan institutions that are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in applicable denominations far in excess of the dollar limitations on insurance coverage.

International Bank Obligations. For the purposes of the International Growth Fund’s and Developing Markets Growth Fund’s investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Obligations of, or Guaranteed by, the United States Government, its Agencies or Instrumentalities

Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued and/or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the Funds may purchase include the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Depository Receipts

The Funds may hold securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Government Depository Receipts (“GDRs”) and other similar global instruments available in developing markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in United States securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of each Fund’s investment policies, the Fund’s investment in ADRs, EDRs, and similar instruments will be deemed to be investments in the

Part B, Exhibit A - 16

equity securities representing securities of foreign issuers into which they may be converted. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the U.S. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Forward Foreign Currency Exchange Contracts

The Balanced Fund, International Growth Fund and Developing Markets Growth Fund may enter into forward currency contracts to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward currency contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to “lock in” the U.S. dollar price of the security or dividend or interest payment. In addition, when the Sub-Adviser for International Growth and Developing Markets Growth Funds believes that a foreign currency or currencies may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency or related currencies that the Sub-Adviser feels demonstrate correlation in exchange rate movements (such a practice is called “crosshedging”), or when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, the Fund may enter into a forward contract to buy a foreign currency for a fixed dollar amount.

In connection with each Fund’s forward contract transactions, an amount of the Fund’s assets equal to the amount of the Fund’s commitment will be held aside or segregated to be used to pay for the commitment. Accordingly, the Funds will always have cash, cash equivalents or high quality debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward currency contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future regulate forward currency contracts. In such event, the Funds’ ability to utilize forward currency contracts in the manner set forth above may be restricted. Forward currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Funds than if they had not engaged in such contracts. The Funds will generally not enter into forward foreign currency exchange contract with terms greater than one year.

Options – Puts and Calls

Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Balanced Fund, Dividend Growth Fund, and International Growth Fund may write exchange-traded call options on securities and may purchase and sell exchange-traded put and call options on securities written by others, or combinations or such options. All call options written by such Funds must be fully covered. Such Funds may not write put options. The aggregate cost of all outstanding options purchased and held by a Fund will at no time exceed 5% of the Fund’s total assets.

Developing Markets Growth Fund may write covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of Developing Markets Growth Fund. In addition, the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or, in the case of Developing Markets Growth Fund, a put option to generate income, and will do so only if the option is “covered.” This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. By writing a call option, a Fund might lose the potential for

Part B, Exhibit A - 17

gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option. The use of options also involves the risk of limited liquidity in the even that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

When-Issued and Forward Commitment Securities

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income on securities purchased on a forward commitment basis prior to their stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements

Each Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security (“collateral”) subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, a Fund’s risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, a Fund may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Funds’ directors at least quarterly for their approval.

Futures Contracts and Options on Futures Contracts

Balanced Fund, Dividend Growth Fund, Science and Technology Growth Fund, Small Cap Growth Fund, and Developing Markets Growth Fund may invest in futures contracts and options on futures contracts for the purpose of hedging (and not for speculative purposes). As a result of entering into futures contracts, no more than 5% of a Fund’s net assets may be committed to margin. Each such Fund may enter into interest rate futures, interest rate index futures, stock index futures, and options thereon. In addition, International Growth Fund may enter into foreign currency contracts.

Description of Futures Contracts. A futures contract sale creates an obligation by a Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of

Part B, Exhibit A - 18

cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as “contract markets”--approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The staff of the CFTC has indicated that an entity such as the Fund would not be a “pool” if it traded commodity futures contracts solely for hedging purposes and not for speculation. Furthermore, the Fund is restricted to no more than 5% of its net assets being committed to margin on futures contracts and premiums for options on futures contracts, and therefore will not operate as a “pool” as that term is defined by the CFTC.

The Funds may use futures solely to hedge against anticipated interest rate, market or currency movements and not for speculation. The Funds presently could accomplish similar results to that which they hope to achieve through the use of futures contracts by purchasing or selling securities or currencies. For example, Balanced Fund could sell debt securities with long maturities and invest in debt securities with short maturities when interest rates are expected to increase, or conversely, sell short-term debt securities and invest in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Description of Options on Futures Contracts. The Funds may purchase put and call options on futures contracts as a hedge against interest rate, market or currency movements, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration dates of the option. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.

Risks of Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due

Part B, Exhibit A - 19

to the possibility of distortion, a correct forecast of market trends by the Adviser or Sub-Adviser may still not result in a successful transaction.

Successful use of futures contracts by the Funds for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in a Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. It is also possible that, if a Fund were to hedge against the possibility of a decline in the market and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

Another risk is that the Adviser or Sub-Adviser would be incorrect in its expectation as to the extent of various interest rate, market, or currency movements or the time span within which the movements take place and other economic factors. For example, closing out an interest rate futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates. Although futures contracts are traded only on commodity exchanges, there can be no assurance that a liquid secondary market will exist for any particular future, and theoretically losses from investing in futures transactions are potentially unlimited.

Risks of Options on Futures Contracts. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser or Sub-Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser or Sub-Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities or currencies.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Part B, Exhibit A - 20

Illiquid Securities

Each Fund may invest up to 15% of its net assets in all forms of “illiquid securities.” An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has recently acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser or Sub-Adviser to be liquid in accordance with standards established by the Funds’ Board of Directors.

Under these standards, the Adviser or Sub-Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Sit Money Market Fund

The Funds may invest up to 25% of their total net assets in shares of money market funds advised by the Adviser, which includes the Money Market Fund. Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds.

ADDITIONAL BALANCED FUND INVESTMENT POLICIES & RISKS

Mortgage-Backed Securities

The mortgage-backed securities in which the Balanced Fund may invest provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Fund by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer, servicer, or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA’s, are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to issue mortgage pass-through securities and guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on loans originated by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal Home Loan Mortgage Corporation (“FHLMC”) also pools mortgage loans and issues pass-through securities. FHLMC is a government sponsored enterprise owned entirely by private stockholders and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation

Part B, Exhibit A - 21

Certificates (“PC’s”) which represent interest in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC’s are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association (“FNMA”) is a government sponsored enterprise owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration (“FHA”) was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Fund may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. The Fund has not purchased this type of security and has no current intent to do so. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities -- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

Asset-Backed Securities

The Balanced Fund may invest in asset-backed securities that are backed by consumer credit such as automobile receivables, consumer credit card receivables, and home equity loans. Asset-backed securities are generally privately issued and, similar to mortgage-backed securities, pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. In addition, prepayments are less sensitive to changes in interest rates than mortgage pass-throughs. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

Part B, Exhibit A - 22

Collaterialized Mortgage Obligations (CMOs)

The Balanced Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Since CMOs derive their return from underlying mortgages, they are commonly referred to as derivative securities, but are not subject to Balanced Fund’s 10% limitation on investments in derivative instruments discussed below under “Swap Agreements.” CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the earlier classes have been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Balanced Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

U.S. Treasury Inflation-Protection Securities

U.S. Treasury inflation-protection securities are a type of U.S. government obligation. The Balanced Fund may invest in inflation-protection securities, which are marketable book-entry securities issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”).

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of an inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

Manufactured Home Loans

The Balanced Fund invests in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage backed securities. See the above discussion regarding mortgage backed securities.

Municipal Securities

Municipal securities in which the Balanced Fund may invest include securities that are issued by states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of

Part B, Exhibit A - 23

the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Balanced Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Balanced Fund may invest up to 10% of its assets in certain derivative instruments, including futures, options, options on futures, and swap agreements, as discussed above.

Variable Rate Notes

The Balanced Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Zero Coupon Securities

The Balanced Fund may invest in zero coupon securities. Such securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

Trust Preferred Securities

The Balanced Fund may purchase trust preferred securities issued primarily by financial institutions such as banks and insurance companies. Trust preferred securities purchased by the Fund generally have a stated par value, a stated maturity typically of 30 years, are callable after a set time period of typically five or ten years and pay interest quarterly or semi-annually. The proceeds from the issuance of the securities are placed in a single asset trust controlled by the issuer holding company, and the trust in-turn purchases long-term junior subordinated debt of the issuer holding company. The junior subordinated debt held by the trust is senior to all common and preferred stock of the issuer. The junior subordinated debt instruments include deferral provisions whereby the issuer holding company may defer interest payments for up to five years under certain circumstances, provided that no dividend payments are made with respect to outstanding common and preferred stock, and during a period of interest deferral the securities earn compounded interest which is accrued by the issuer as an interest expense. With respect to certain financial institutions, the Federal Reserve Bank limits the amount of trust preferred securities that an issuer may have outstanding such that the total of cumulative preferred stock and trust preferred securities outstanding may not exceed 25 percent of the issuer’s Tier 1 capital base. The securities provide that they are immediately callable in the event of a change in the tax law whereby the interest paid by the issuer is no longer treated as an interest expense deduction by the issuer.

High Yield Securities Risks

Balanced Fund may invest up to 25% of its total assets in securities rated below investment-grade. Securities rated below investment grade are referred to as high yield securities or “junk bonds.” Junk bonds are regarded as being

Part B, Exhibit A - 24

predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which Balanced Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

RATINGS OF DEBT SECURITIES

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moodys or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB (in which Large Cap Fund, Balanced Fund and Developing Markets Growth Fund may invest) are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Debt securities rated C (in which the Developing Markets Growth Fund may invest) are regarded as having predominantly speculative characteristics. Debt securities rated below investment grade are commonly known as junk bonds. Presently, other than with respect to the Balanced Fund, the Adviser intends to invest only in debt securities rated at investment grade at the time of purchase, or if not rated, deemed by the Adviser to be of comparable quality. See Appendix A for further information about ratings.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund’s total assets. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to a Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy.

Part B, Exhibit A - 25

The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for a Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Although there can be no assurance that the risks described above will not adversely affect a Fund, the Adviser believes that the potential benefits that may accrue to a Fund as a consequence of securities lending will outweigh any such increase in risk.

PORTFOLIO TURNOVER

To attain the investment goals of the Funds, the Adviser and Sub-Adviser will usually hold securities for the long-term. However, if weak or declining market values for stocks are anticipated, the Adviser may convert any portion of these Fund assets to cash or short-term securities as a temporary, defensive position.

Generally, none of the Funds will trade in securities for short-term profits, but if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and may result in higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund’s turnover rate may vary from year to year. For additional information, refer to the “Brokerage” and “Taxes” sections below. The portfolio turnover rates for each of the Funds are contained in the Financial Highlights tables in the Prospectus.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability

Each Fund may suspend selling privileges or postpone the date of payment:
-	During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission (“SEC”);

-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

-	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund

Part B, Exhibit A - 26

shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund’s shares, consistent with Rule 18(f)(1) of the Investment Company Act of 1940. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when restricted securities are being valued, or when an event occurs between the close of the principal trading market and close of the New York Stock Exchange that materially affects the values of securities, such securities are valued at fair value using methods selected in good faith by the Boards of Directors.

Debt securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Such a pricing service may utilize matrix pricing and valuation models to derive vaules for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The amortized cost method of valuation will be used only if the Boards of Directors, in good faith, determine that the fair value of the securities shall be their amortized cost value, unless the particular circumstances dictate otherwise.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and ask prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards of Directors in good faith will establish a conversion rate for such currency.

Foreign securities trading may not take place on all days on which the New York Stock Exchange is open, and trading takes place in various foreign markets on days on which the New York Stock Exchange is not open and therefore the Fund’s net asset value is not calculated. As a result, the Developing Markets Growth Fund or International Growth Fund’s net asset value may be significantly affected by such trading on days when the Fund is not open for shareholder purchases and redemptions. In addition, trading in foreign securities markets may be completed before the close of business on the New York Stock Exchange and as a result the calculation of the International Growth Fund and Developing Markets Growth Fund’s net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Developing Markets Growth Fund

Part B, Exhibit A - 27

or International Growth Fund’s net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect the net asset value.

On June 30, 2006, the net asset value and public offering price per share for each Fund was calculated as follows:

          (net assets / shares outstanding) = net asset value (NAV) per share = public offering price per share

Fund	net assets	shares outstanding	NAV and public offering price

Balanced Fund	$11,616,894	767,093	$15.14
Dividend Growth Fund – Class I	$24,137,160	1,968,096	$12.26
Dividend Growth Fund – Class S	$48,352	3,944	$12.26
Large Cap Growth Fund	$101,872,868	2,709,662	$37.60
Mid Cap Growth Fund	$191,541,149	14,726,125	$13.01
International Growth Fund	$34,699,543	2,241,276	$15.48
Small Cap Growth Fund	$106,976,947	3,196,758	$33.46
Science and Technology Growth Fund	$13,024,388	1,299,210	$10.02
Developing Markets Growth Fund	$13,057,276	751,304	$17.38

MANAGEMENT

The Sit Mutual Funds are a family of 13 no-load mutual funds. The eight Stock Funds described in this Statement of Additional Information are the Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Dividend Growth Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund and the Sit Science and Technology Growth Fund (the “Funds” or individually, a “Fund”). The five Bond Funds within the Sit Mutual Fund family are described in a separate Statement of Additional Information. The Large Cap Growth Fund, Mid Cap Growth Fund, and the corporate issuer of the Balanced Fund, Dividend Growth Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund and Developing Markets Growth Fund, have corporate officers and Boards of Directors. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds.

The Board of Directors has established an Audit Committee. The Audit Committee is composed entirely of directors who are not interested persons of the Fund (except in their capacities as directors) as defined in section 2(a)(19) of the Investment Company Act of 1940. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. The members of the Audit Committee include: Melvin C. Bahle, John P. Fagan, Sidney L. Jones, Bruce C. Lueck and Donald W. Phillips.

Information pertaining to the directors and officers of the Funds is set forth below. Except as noted, the business address of each officer and director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Part B, Exhibit A - 28

Name, Address and Age	Position Held with the Funds	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Interested Directors:
Eugene C. Sit (2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	13	Corning Incorporated; Smurfit – Stone Container Corporation
William E. Frenzel (2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of Sit/Kim and SF.	13	None.
Independent Directors:
Melvin C. Bahle Age: 87	Director	Director since 2005; Director Emeritus since 1995.	Director and/or officer of several foundations and charitable organizations.	13	None.
John P. Fagan Age: 76	Director	Elected as Director at February 19, 2006 Board Meeting.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana.	13	None.
Sidney L. Jones Age: 73	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	13	None.
Bruce C. Lueck Age: 65	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	13	None.
Donald W. Phillips Age: 58	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	13	None.

Part B, Exhibit A - 29

Officers:
Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A
Bryce A. Doty Age: 39	Vice President – Investments. Balanced Fund only	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Fixed Income Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 41	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2003.	Vice President – Equity Investments of the Adviser.	N/A	N/A

Part B, Exhibit A - 30

Name, Address and Age	Position Held with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (4)
Officers (continued):
Peter L. Mitchelson Age: 65	President	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF; Director of the Sit Funds through 4/30/02.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 61	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A
Paul E. Rasmussen Age: 45	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 40	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A
Robert W. Sit (3) Age: 37	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President – Equity Investments of the Adviser.	N/A	N/A
Roger J. Sit (3) Age: 44	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	President and Director of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A
Ronald D. Sit (3) Age: 47	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President – Equity Investments of the Adviser.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an director and shareholder of the Fund’s investment adviser.

3)	Roger Sit, Ronald Sit and Robert Sit are sons of Eugene C. Sit.

4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Part B, Exhibit A - 31

Portfolio Managers

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Eugene C. Sit, Chief Investment Officer of the Adviser, Roger J. Sit, President of the Adviser, and Peter L. Mitchelson, Vice Chairman of the Adviser. The table below contains other accounts managed by the portfolio management team, as of the most recent fiscal year end, June 30, 2006.

Other Accounts Managed by Portfolio Management Team

Type of account	Number of accounts	Total assets	Number of accounts with performance based advisory fees	Total assets of accounts with performance based advisory fees
Eugene C. Sit
Registered investment companies	8	$493,217,774	None	0
Other pooled investment vehicles	10	$107,479,497	None	0
Other accounts	47	$1,486,075,457	None	0
Total	65	$2,086,772,729	None	0

Bryce A. Doty
Registered investment companies	2	$220,504,889	None	0
Other pooled investment vehicles	1	$10,259,080	3	$30,044,488
Other accounts	70	$2,131,740,644	3	$121,087,701
Total	73	$2,252,828,346	6	$151,132,189

Kent L. Johnson
Registered investment companies	3	$323,084,666	None	0
Other pooled investment vehicles	2	$22,641,002	None	0
Other accounts	13	$418,113,048	None	0
Total	18	$763,838,716	None	0

Janet K. Kinzler
Registered investment companies	1	$34,680,136	None	0
Other pooled investment vehicles	1	$2,217,052	None	0
Other accounts	1	$49,076,846	None	0
Total	3	$85,974,034	None	0

Matt T. Loucks
Registered investment companies	3	$311,983,150	None	0
Other pooled investment vehicles	2	$22,641,002	None	0
Other accounts	12	$413,225,394	None	0
Total	17	$747,849,546	None	0

Part B, Exhibit A - 32

Peter L. Mitchelson
Registered investment companies	2	$109,347,755	None	0
Other pooled investment vehicles	1	$2,468,127	None	0
Other accounts	22	$598,212,031	None	0
Total	25	$710,027,914	None	0

Tasha M. Murdoff
Registered investment companies	1	$34,680,136	None	0
Other pooled investment vehicles	1	$2,217,052	None	0
Other accounts	1	$49,076,846	None	0
Total	3	$85,974,034	None	0

Mark A. Pepper
Registered investment companies	1	$13,070,533	None	0
Other pooled investment vehicles	0	0	None	0
Other accounts	0	0	None	0
Total	1	$13,070,533	None	0

Part B, Exhibit A - 33

(Table Continued)

Type of account	Number of accounts without performance- based advisory fees	Total assets of accounts without performance- based advisory fees	Number of accounts with performance- based advisory fee	Total assets of accounts with performance- based advisory fee
Raymond E. Sit
Registered investment companies	1	$13,034,684	None	0
Other pooled investment vehicles	2	$15,107,083	None	0
Other accounts	1	$1,002,445	None	0
Total	4	$29,144,212	None	0

Robert W. Sit
Registered investment companies	3	$311,983,150	None	0
Other pooled investment vehicles	2	$22,641,002	None	0
Other accounts	12	$413,225,394	None	0
Total	17	$747,849,546	None	0

Roger J. Sit
Registered investment companies	4	$173,644,427	None	0
Other pooled investment vehicles	8	$84,838,495	None	0
Other accounts	31	$1,039,124,037	None	0
Total	43	$1,297,606,959	None	0

Ronald D. Sit
Registered investment companies	1	$101,757,558	None	0
Other pooled investment vehicles	1	$2,468,127	None	0
Other accounts	22	$598,212,031	None	0
Total	24	$702,437,716	None	0

Michael J. Stellmacher
Registered investment companies	2	$131,295,399	None	0
Other pooled investment vehicles	2	$22,641,002	None	0
Other accounts	10	$351,485,845	None	0
Total	14	$505,422,246	None	0

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Funds.

Compensation of Investment Professionals. The Funds do not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Funds receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of

Part B, Exhibit A - 34

a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include one or more of the Funds) relative to the investment accounts’ benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Fund Shares Owned by Portfolio Management Team. The table below indicates the dollar range of Fund ownership in each of the Funds by each member of the portfolio management team, as of June 30, 2006.

Name of Portfolio Manager	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund
Eugene C. Sit	$100,001 - $500,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	$500,001 - $1,000,000
Bryce A. Doty	$10,001 -$50,000	$50,001 - $100,000	$100,001 - $500,000	$10,001 -$50,000	None	$1 - $10,000	$10,001 -$50,000	None
Kent L. Johnson	None	$100,001 - $500,000	$1 - $10,000	$1 - $10,000	$10,001 -$50,000	None	None	$50,001 - $100,000
Janet K. Kinzler	None	$10,001 -$50,000	$10,001 -$50,000	$10,001 -$50,000	$50,001 - $100,000	$10,001 -$50,000	None	$10,001 -$50,000
Matthew T. Loucks	None	$1 - $10,000	None	$1 - $10,000	None	$1 - $10,000	None	None
Peter L. Mitchelson	None	$100,001 - $500,000	$100,001 - $500,000	$500,001- $1,000,000	$100,001 - $500,000	$500,001- $1,000,000	None	None
Tasha M. Murdoff	None	$10,001 -$50,000	$10,001 -$50,000	$10,001 -$50,000	$10,001 -$50,000	$10,001 -$50,000	$1 - $10,000	$10,001 -$50,000
Mark A. Pepper	$1 - $10,000	$10,001 -$50,000	$10,001 -$50,000	$1 - $10,000	$1 - $10,000	$10,001 -$50,000	$1 - $10,000	$1 - $10,000
Raymond W. Sit	None	$1 - $10,000	$100,001 - $500,000	Over $1,000,000	$10,001 -$50,000	Over $1,000,000	$10,001 -$50,000	$10,001 -$50,000
Robert W. Sit	None	$1 -$10,000	$100,001 - $500,000	Over $1,000,000	$100,001 - $500,000	$500,001- $1,000,000	$50,001 - $100,000	$10,001 -$50,000
Roger J. Sit	$10,001 -$50,000	$1 - $10,000	$100,001 - $500,000	Over $1,000,000	$100,001 - $500,000	Over $1,000,000	$50,001 - $100,000	$10,001 -$50,000
Ronald D. Sit	None	$50,001 - $100,000	$100,001 - $500,000	$500,001- $1,000,000	$100,001 - $500,000	Over $1,000,000	$100,001 - $500,000	$100,001 - $500,000
Michael J. Stellmacher	None	$10,001 -$50,000	$1 - $10,000	$10,001 -$50,000	$10,001 -$50,000	$10,001 -$50,000	$1 - $10,000	$10,001 -$50,000

Part B, Exhibit A - 35

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Sit Family of Funds for which he is a Board member, in each case as of December 31, 2005.

	Eugene C. Sit (1)	Melvin C. Bahle	William E. Frenzel (1)	Sidney L. Jones	Bruce C. Lueck	Donald W. Phillips
Balanced Fund	Over $100,000	None	None	None	None	None
Dividend Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	None
Large Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	None	None
Mid Cap Growth Fund	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	None	$1 – $10,000
International Growth Fund	Over $100,000	$50,001 - $100,000	Over $100,000	None	None	$10,001 - $50,000
Small Cap Growth Fund	Over $100,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	None	$1 – $10,000
Science and Technology Growth Fund	Over $100,000	None	Over $100,000	None	None	None
Developing Markets Growth Fund	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	None	None	None
Aggregate Dollar Range of Equity Securities in the 13 Sit Mutual Funds (2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

1)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

2)

The Sit Mutual Funds consist of 13 no-load mutual funds; the eight Stock Funds described in this Statement of Additional Information and five Bond Funds described in a separate Prospectus and Statement of Additional Information.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds. Information provided is as of December 31, 2005.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Melvin C. Bahle	—	—	—	—	—
Sidney L. Jones	—	—	—	—	—
Bruce C. Lueck	Bruce C. Lueck	Sit Capital Fund, L.P. (1)	L.P.(2)	$198,876	0.4%
Donald W. Phillips	Phillips Financial, L.P.	Sit Capital Fund II, L.P. (1)	L.P.(2)	$1,007,048	4.1%

1)	Sit Investment Associates, Inc. is the general partner and a limited partner.
2)	Limited partner interest.

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from each Fund and from all thirteen of the Sit Mutual Funds for the fiscal year ended June 30, 2006. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Funds’ expenses, including fees paid to the Directors.

Part B, Exhibit A - 36

(See discussion under “Investment Adviser” below.) The Directors who are not paid employees or officers of the Funds receive an annual retainer of $25,000. In addition, the Directors receive $2,500 for attendance at Board of Directors meetings, and $1,000 for attendance at Audit Committee meetings. Audit Committee meetings are held two times a year, following the February and October Board meetings. Mr. Jones is Chair of the Audit Committee and Mr. Bahle, Mr. Fagan, Mr. Lueck and Mr. Phillips are committee members. These amounts are evenly allocated among the Funds and listed in the following table. Directors are also reimbursed for their out-of-pocket expenses incurred while traveling to attend Board and Committee meetings, on Fund business, and to attend mutual fund industry conferences or seminars. Mr. Eugene C. Sit is an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table.

Name of Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Melvin C. Bahle	$3,038	None	None	$39,500
John P. Fagan	$1,154	None	None	$15,000
Sidney L. Jones	$3,038	None	None	$39,500
Bruce C. Lueck	$3,038	None	None	$39,500
Donald W. Phillips	$3,038	None	None	$39,500
William E. Frenzel	$2,885	None	None	$37,500

Code of Ethics

The Funds and the Adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISER

The Adviser (or an affiliate) has served as the investment adviser for each Fund since the inception of each Fund.

Terms Common to All Funds’ Investment Management Agreements

Each Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Part B, Exhibit A - 37

Each Agreement provides that the Adviser will bear all of the Fund’s expenses, except for extraordinary expenses (as designated by a majority of the Fund’s disinterested directors), fees paid under a distribution plan adopted pursuant to Rule 12-b-1 under the Investment Company Act of 1940 for Class S of Sit Dividend Growth Fund (series G of Sit Mutual Funds, Inc.) interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Each Investment Management Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. Each Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

Under each of the Fund’s Investment Management Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to the following percentages of the average daily net assets of the Funds:

Sit Balanced Fund	1.00%
Sit Dividend Growth Fund	1.00%(1)
Sit Large Cap Growth Fund, Inc.	1.00%
Sit Mid Cap Growth Fund, Inc.	1.25%(2)
Sit International Growth Fund	1.85%(3)
Sit Small Cap Growth Fund	1.50%
Sit Science and Technology Growth Fund	1.50%(4)
Sit Developing Markets Growth Fund	2.00%

(1)

Management fee for both Class I Shares and Class S Shares of Fund. The fee does not reflect the additional 0.25% 12b-1 Fee for Class S Shares of the Fund. Total annual fees for Class S Shares of Sit Dividend Growth are 1.25%.

(2)

For the period November 1, 1996 through December 31, 2000, the Adviser voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund’s average daily net assets. From January 1, 2001, through December 31, 2007, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the Mid Cap Growth Fund to 1.15% of the Fund’s average daily net assets. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

(3)

For the period January 1, 1994 through December 31, 2007, the Adviser has voluntary agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the International Growth Fund to 1.50% per year of the Fund’s average daily net assets. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

(4)

For the period December 31, 1997 (date of inception) through December 31, 2000, the Adviser voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) to 1.25% of the Science and Technology Growth Fund’s average daily net assets. From January 1, 2001, through December 31, 2007, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) to 1.35% of the Science and Technology Growth Fund’s average daily net assets. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Set forth below are the investment management fees and other expenses paid by each of the Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Balanced Fund, Dividend Growth Fund, Science and Technology Growth Fund, International Growth Fund, and Developing Markets Growth Fund during the fiscal years ended June 30, 2006, 2005, and 2004. Fees and expenses of the Funds waived or paid by the Adviser during such fiscal years are also set forth below.

Part B, Exhibit A - 38

	Large Cap Growth Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Balanced Fund	Dividend Growth Fund	Science and Technology Growth Fund	International Growth Fund	Developing Markets Growth Fund

2006
Investment Advisory Fees	$859,434	$2,683,950	$3,366,584	$121,175	$196,117	$220,582	$598,888	$276,674
12b-1 Fee (Class S only)	—	—	—	—	$23	—	—	—
Fees Waived	0	($214,716)	0	0	0	($22,058)	($113,303)	0

Net Fund Expenses	$859,434	$2,469,234	$3,366,584	$121,175	$196,140	$198,524	$485,585	$276,674
2005
Investment Advisory Fees	$624,057	$2,440,857	$2,677,362	$120,216	$94,298	$239,494	$593,769	$175,433
Fees Waived	0	($195,269)	0	0	0	($23,949)	($112,335)	0

Net Fund Expenses	$624,057	$2,245,588	$2,677,362	$120,216	$94,298	$215,545	$481,434	$175,433
2004
Investment Advisory Fees	$619,904	$2,374,046	$3,144,929	$158,200	$26,384	$266,261	$892,289	$184,656
Fees Waived	0	($189,924)	0	0	0	($26,626)	($168,811)	0

Net Fund Expenses	$619,904	$2,184,122	$3,144,929	$158,200	$26,384	$239,635	$723,478	$184,656

The Sub-Adviser - International Growth Fund and Developing Markets Growth Fund

The International Growth Fund’s and Developing Markets Growth Fund’s Investment Management Agreements authorize the Adviser, at its option and at its sole expense, to appoint a sub-adviser, which may assume all or such responsibilities and obligations of the Adviser pursuant to the Investment Management Agreement as shall be delegated to the sub-adviser; provided, however, that any discretionary investment decisions made by the sub-adviser shall be subject to approval or ratification by the Adviser, and any appointment of a sub-adviser and assumption of responsibilities and obligations of the Adviser by such sub-adviser shall be subject to approval by the Board of Directors, and as required by law the shareholders, of the Company; and provided, further, that the appointment of any sub-adviser shall in no way limit or diminish the Adviser’s obligations and responsibilities under the Investment Management Agreements. Pursuant to this authority, the Sub-Adviser serves as International Growth Fund’s and Developing Markets Growth Fund’s Sub-Adviser.

The current Sub-Advisory Agreement provides that the Sub-Adviser agrees to manage the investment of International Growth Fund’s and Developing Markets Growth Fund’s assets, subject to the applicable provisions of the Funds’ articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Funds’ current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. The Agreement also provides that any discretionary investment decisions made by the Sub-Adviser are subject to the Adviser’s review, approval or ratification at the Adviser’s discretion.

For its services under the Sub-Advisory Agreement, absent any voluntary fee waivers, the Adviser has agreed to pay the Sub-Adviser a monthly fee equal to the percentages set forth below of the value of the International Growth Fund’s and Developing Markets Growth Fund’s average daily net assets:

	International Growth Fund	Developing Markets Growth Fund

First $100 million of average daily net assets	.75%	.75%
Next $100 million of average daily net assets	.50%	.60%
Assets in excess of $200 million	.40%	.50%

Pursuant to the Sub-Advisory Agreement, the Adviser paid the Sub-Adviser fees of $313,397, $208,572 and $210,572for the fiscal years ended June 30, 2004, 2005 and 2006 respectively, with respect to services provided on behalf of the International Growth Fund; and fees of $69,277, $65,853 and $103,838 for the fiscal years ended June 30, 2004, 2005 and 2006 respectively, with respect to services provided on behalf of the Developing Markets Growth Fund.

The Sub-Advisory Agreement continues in effect from year to year with respect to a Fund only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of Sit Mutual Funds, Inc., the issuer of the International Growth Fund and Developing Markets Growth Fund or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) the vote of a majority of the directors of Sit Mutual Funds, Inc. who are not parties to the Agreement or interested persons of the Adviser, the Sub-Adviser, the International Growth Fund or the Developing Markets Growth Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of Sit Mutual Funds, Inc., or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Adviser or the Adviser, upon 30 days’ written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

Part B, Exhibit A - 39

Re-approval of Investment Management Agreements and Sub-Advisory Agreements

At their joint meeting held on October 23, 2006 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the Investment Management Agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; Sit Mutual Funds Inc. dated November 1, 1992; (the “Advisory Agreements”); and with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund, also unanimously approved the continuation for another one year period the sub-advisory agreements entered into by and between SIA and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”) dated March 31, 1992 and March 31, 1994 (the “Sub-Advisory Agreements,” and the Advisory Agreements and Sub-Advisory Agreements jointly referred to as the “Agreements”).

DISTRIBUTOR

Large Cap Growth Fund, Mid Cap Growth Fund, and Sit Mutual Funds, Inc. (on behalf of International Growth Fund, Balanced Fund, Developing Markets Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and Class I Shares of Dividend Growth Fund), have entered into Underwriting and Distribution Agreements with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as each Fund’s principal underwriter. Securities markets each Fund’s shares only to certain institutional investors and all other sales of each Fund’s shares are made by each Fund. Securities also distributes Class S shares of the Sit Dividend Growth Fund. The Adviser will pay all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Funds. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

12b-1 Distribution Plan – Class S Shares of Dividend Growth Fund

Sit Mutual Funds, Inc., on behalf of Class S Shares of Dividend Growth Fund (the “Fund”), has entered into a distribution plan (the “Distribution Plan”) with SIA Securities Corp. (“Securities”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, Class S Shares pay a fee to Securities for the sale and distribution of its shares and servicing fund investors at an annual rate of 0.25% of the average daily net asset value of Class S Shares. The Distribution Plan provides that Securities may use all or any portion of such distribution fee in connection with the promotion and distribution of Fund shares.

The distribution fee is not tied exclusively to actual distribution expenses, and it is payable to Securities regardless of the distribution-related expenses actually incurred; however the payments of this fee is subject to any limitation set forth in applicable regulations of the National Association of Securities Dealers (“NASD”). Because the distribution fee is not directly tied to expenses, the amount of distribution fees paid by Class S Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.

Securities may use the distribution fee to pay for services covered by the Distribution Plan, including, but not limited to, advertising, compensation to underwriters, dealers, selling personnel, financial advisers and other financial intermediaries

Part B, Exhibit A - 40

such as retirement plan record keepers and discount brokerage firms engaged in the distribution of Fund shares or assisting investors before and after the investment in Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Adviser may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Directors, including a majority of the directors who are “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement regarding the distribution of the Funds. The Distribution Plan and any related agreements may not be amended to materially increase the amount spent for distribution expenses without approval of shareholders holding a majority of the outstanding Fund shares. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of the majority of the Board of Directors who are not “interested persons”, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that Securities (or other party on behalf of Securities), provide to the Board of Directors, at least quarterly, a written report of all amounts expended pursuant to the Distribution Plan. This report shall include the identity of each recipient and the purpose for which the amounts were expended and such other information as the Board of Directors may reasonably request.

As noted above, the distribution fee may be used to pay financial intermediaries, plan administrators and other service providers for any activity that is principally intended to result in the sale of Class S Shares. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition, Class S Shares may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, Securities may use all or a portion of the distribution fee to pay one or more supermarket sponsors a fee for distributing the Class S Shares.

BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser (or Sub-Adviser, as applicable) selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser (or Sub-Adviser, as applicable), to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include an account trading and order management system and analyses and reports concerning investment issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of certain accounts. Some services may require the use of hardware provided by the information provider. This allows the Adviser (or Sub-Adviser, as applicable) to supplement its own investment research activities and enables the Adviser (or Sub-Adviser, as applicable) to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser or Sub-Adviser, the Adviser or Sub-Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser and the Sub-Adviser believe that most

Part B, Exhibit A - 41

research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Both the Adviser and the Sub-Adviser maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser and the Sub-Adviser with research services which the Adviser and the Sub-Adviser anticipate will be useful to them in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Each of the Adviser and the Sub-Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser (or Sub-Adviser, as applicable) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay commissions higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage (“brokerage/services arrangements”). Under a typical brokerage/service arrangement, a broker agrees to pay a fund’s custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser and Sub-Adviser do not intend to enter into such brokerage/service arrangements on behalf of the Funds. Some investment companies enter into arrangements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets (“expense offset arrangements”). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a “compensating balance” agreement with its custodian under which the custodian reduces its fee if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. The Adviser and Sub-Adviser do not intend to enter into expense offset agreements involving assets of the Funds.

Most domestic (U.S.) securities trades will be executed through U.S. brokerage firms and commercial banks. Most foreign equity securities will be obtained in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which International Growth Fund and Developing Markets Growth Fund may invest are generally traded in the over-the-counter markets.

Fund management does not currently anticipate that the Funds will effect brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds, the Adviser or the Sub-Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. (“CIS”), and Autranet, Inc. (“AI”), unaffiliated registered broker-dealers. All transactions placed with CIS and LAS are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, and investment research information from (but not limited to) Egan-Jones Rating Company, Fitch Ratings, Moody’s Investors Service Inc., Municipal Market Data, Standard & Poor’s, Bloomberg, L.P., Institutional Investor, TradWeb Service, Ried, Thurnberg & Co., Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the

Part B, Exhibit A - 42

transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. Total brokerage commissions paid by the Funds for the three most recent fiscal years, as well as commissions paid to firms that supplied the Funds and Adviser with statistical and research services, are set forth below.

Fund	Total brokerage commission	Amount paid to firms for soft dollar & research	Amount paid to firms for trade, principal & other

Twelve months through 6/30/06:
Balanced	$5,162	$4,402	$761
Dividend Growth	$18,584	$15,179	$3,406
Large Cap Growth	$56,143	$48,721	$7,333
Mid Cap Growth	$177,191	$169,717	$7,471
International Growth	$29,591	$29,388	$203
Small Cap Growth	$341,391	$264,909	$76,482
Science and Technology Growth	$14,366	$13,746	$620
Developing Markets Growth	$24,379	$20,592	$3,787

Twelve months through 6/30/05:
Balanced	$5,404	$3,924	$1,480
Dividend Growth	$25,712	$7,696	$18,016
Large Cap Growth	$42,592	$31,190	$11,401
Mid Cap Growth	$270,325	$229,986	$40,338
International Growth	$57,448	$50,390	$7,059
Small Cap Growth	$324,135	$290,032	$34,104
Science and Technology Growth	$32,853	$27,754	$23,404
Developing Markets Growth	$15,265	$13,176	$2,088

Twelve months through 6/30/04:
Balanced	$17,640	$11,342	$6,298
Dividend Growth	$9,844	$2,218	$7,626
Large Cap Growth	$59,531	$55,706	$3,825
Mid Cap Growth	$357,846	$328,092	$29,754
International Growth	$151,960	$149,905	$2,055
Small Cap Growth	$548,916	$451,047	$97,869
Science and Technology Growth	$54,414	$37,644	$16,770
Developing Markets Growth	$26,000	$24,642	$1,358

Part B, Exhibit A - 43

PROXY VOTING

The corporate issuer of each Fund, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds. Each Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available without charge, upon request by calling the Funds at 1-800-332-5580, and is also available on the SEC’s website at www.sec.gov.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Boards of Directors and Trustees has adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Funds’ compliance with the policies.

Complete portfolio holdings are included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Funds’ reports are available on the Funds’ website. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds’ reports and Forms N-Q are available free on the EDGAR Database on the SEC’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-551-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking

Part B, Exhibit A - 44

organizations and affiliated persons of the Funds. A copy of the report may be obtained by contacting a Mutual Fund Service Representative.

The Funds’ Chairman and the chief investment officer of Sit Investment Associates, Inc. (“SIA”) (the Funds’ investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that (a) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Funds; (b) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and (c) the Funds provide a report of the disclosure to the Boards of Directors at the Boards’ next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Funds’ service providers, which as of the date of this Statement of Additional Information are the Adviser and Sub-Adviser, the Funds’ auditor, counsel, accountant, transfer agent, custodian, and proxy voting service provider, who require access to such information in order to fulfill their contractual duties to the Funds.

Information regarding the Funds’ aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in a Fund’s quarterly portfolio holdings report.

The Funds, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons owned of record or beneficially 5% or more of the respective Fund’s outstanding shares as of October 6, 2006:

Person	Record Only	Beneficially Only	Record & Beneficially

BALANCED FUND
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	8.19%
101 Montgomery Street, San Francisco, CA
Christ Presbyterian Church	9.30%
6901 Normandale Road, Minneapolis, MN
Sit Investment Associates, Inc. (various accounts)			18.25%
3300 IDS Center, Minneapolis, MN

DIVIDEND GROWTH FUND – Class S Shares
Sit Investment Associates, Inc. (various accounts)			53.24%
3300 IDS Center, Minneapolis, MN
National Financial Services Corp., FBO Cust.,	25.14%
Church Street Station, P.O. Box 3908, New York, NY
Charles and Clarice Thimsen JTWROS TOD			5.25%
4155 Baker Rd, Minnetonka, MN

LARGE CAP GROWTH FUND
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	32.59%
101 Montgomery Street, San Francisco, CA
National Financial Services Corp., FBO Cust.,	9.54%
Church Street Station, P.O. Box 3908, New York, NY

MID CAP GROWTH FUND
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	11.30%
101 Montgomery Street, San Francisco, CA
National Financial Services Corp., FBO Cust.,	5.33%
Church Street Station, P.O. Box 3908, New York, NY

INTERNATIONAL GROWTH FUND
Eugene C. Sit and Gail V. Sit, JTWROS P.O. Box 2132, Minneapolis, MN			6.48%

Part B, Exhibit A - 45

Person	Record Only	Beneficially Only	Record & Beneficially

INTERNATIONAL GROWTH FUND (Continued)
Sit Investment Associates, Inc. (various accounts)			6.68%
3300 IDS Center, Minneapolis, MN
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	5.28%
101 Montgomery Street, San Francisco, CA

SMALL CAP GROWTH FUND
Tech-Bilt Inc.			5.40%
P.O. Box 80036 San Diego, CA
Sit Investment Associates, Inc. (various accounts)			5.28%
3300 IDS Center, Minneapolis, MN
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	14.23%
101 Montgomery Street, San Francisco, CA
National Financial Services Corp., FBO Cust.,	10.05%
Church Street Station, P.O. Box 3908, New York, NY

DEVELOPING MARKETS GROWTH FUND
Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	20.13%
101 Montgomery Street, San Francisco, CA
National Financial Services Corp., FBO Cust.	5.36%
Church Street Station, P.O. Box 3908, New York, NY

SCIENCE AND TECHNOLOGY GROWTH FUND
Sit Investment Associates, Inc. (various accounts)			18.26%
3300 IDS Center, Minneapolis, MN

As of October 6, 2006, the officers and directors of the Sit Funds, as a group, owned the following percentage of each Fund’s shares:

Balanced	1.84%	Small Cap Growth	10.88%
Large Cap Growth	7.39%	Science and Technology Growth	9.11%
Mid Cap Growth	10.52%	Developing Markets Growth	4.47%
International Growth	13.21%	Dividend Growth Fund	7.99%

TAXES

Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stocks, securities, or currency; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund’s total assets and no greater than 10% of the outstanding voting securities of such

Part B, Exhibit A - 46

issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

It is expected that the Funds’ distributions will consist primarily of capital gains. However, it is possible that the Funds will make distributions from investment earnings. Such distributions, if any, are taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. Each Fund will designate the portion of its distributions from investment earnings during each year that constitute qualified dividend income. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of June 30, 2006, the Funds listed in the table below anticipated the following capital loss carryovers:

Fund	Capital Loss Carryover	Expiration Date
Balanced	$4,889,061	2010 – 2013
Large Cap Growth	$19,313,665	2010 – 2012
Mid Cap Growth	$26,411,586	2010 – 2012
International Growth	$33,066,574	2009 – 2015
Small Cap Growth	$44,998,219	2010 – 2012
Science and Technology Growth	$20,716,431	2010 – 2013
Developing Markets Growth	$892,601	2008 – 2015

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original issue discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

It is expected that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

Part B, Exhibit A - 47

The Developing Markets Growth Fund and International Growth Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Currently, such funds are the only or primary means by which the Funds may invest in Hungary and India. In addition to bearing their proportionate share of the Developing Markets Growth Fund’s and International Growth Fund’s expenses (management fees and operating expenses), shareholders will also bear indirectly similar expenses of such funds. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Developing Markets Growth Fund and International Growth Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

If more than 50% of the Developing Markets Growth Fund’s or the International Growth Fund’s total assets at the close of its fiscal year consist of securities of foreign corporations, each Fund will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If either Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

Dividends paid by Developing Markets Growth Fund and International Growth Fund will not be eligible for the 70% deduction for dividends received by corporations if, as expected, none of those Funds’ income consists of dividends paid by U.S. corporations.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements included in the Funds’ annual reports to shareholders for the fiscal year ended June 30, 2006 are incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION

Custodian; Counsel; Accountants

PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia, PA 19153 acts as custodian of the Funds’ assets and portfolio securities; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402, is the General Counsel for the Funds; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds’ independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to

Part B, Exhibit A - 48

limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

CAPITALIZATION AND VOTING RIGHTS

Each of the Funds or the corporate issuer of their shares is organized as a Minnesota corporation. Each of the Funds or its corporate issuer currently offers one class of shares — common shares, except the Dividend Growth Fund, which offers its shares in two classes (Class I and Class S). Class S Shares of the Dividend Growth Fund are subject to a 12b-1 distribution fee. The Large Cap Growth Fund and the Mid Cap Growth Fund each have one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share. Sit Mutual Funds, Inc., is the corporate issuer of the International Growth Fund, Balanced Fund, Dividend Growth Fund, Developing Markets Growth Fund, Small Cap Growth Fund, and Science and Technology Growth Fund. Sit Mutual Funds, Inc. has one trillion shares of common stock authorized with a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each of six series: Series A Common Shares represent shares of International Growth Fund; Series B Common Shares represent shares of Balanced Fund; Series C Common Shares represent shares of Developing Markets Growth Fund; Series D Common Shares represent shares of Small Cap Growth Fund; Series E Common Shares represent shares of Science and Technology Growth Fund; and Series G Common Shares represent shares of Dividend Growth Fund. The Board of Directors of Sit Mutual Funds, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights; that means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

If a Fund has more than one class of shares (currently, the Dividend Growth Fund only), shareholders of each class are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders. Shareholders of such a Fund will vote in the aggregate and not by class except (i) as otherwise expressly required by law or when the Board of Directors of a Fund determines that the matter to be voted on affects only the interests of the shareholders of a particular class, and (ii) with respect to matters related to any shareholder servicing plan or distribution plan adopted by the Board of Directors of a Fund with respect to such class.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. If a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Additionally, the Investment Company Act of 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

Part B, Exhibit A - 49

APPENDIX A
BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody’s Investors Service, Inc.

Aaa	Judged to be the best quality, carry the smallest degree of investment risk

Aa	Judged to be of high quality by all standards

A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations

Baa	Medium grade obligations. Lack outstanding investment characteristics.

Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.

B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Caa	May be present elements of danger with respect to principal or interest or may be in default

Ca	Represent obligations which are speculative in a high degree. Often in default.

C	Lowest class of bonds and issued regarded as having extremely poor prospects of attaining any real investment standing.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s

AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest

AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree

A

Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.

BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.

B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

CCC	Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.

CC	Applied to debt subordinated to senior debt

C	Applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating

Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through BB. The indicators show relative standing within the major rating categories.

Fitch Ratings

AAA	Highest credit quality with exceptional ability to pay interest and repay principal

Part B, Exhibit A - 50

AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA

A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.

BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.

BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.

B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

CCC	Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.

CC	Minimally protected bonds. Default in payment of interest and/or principal seems probable over time.

C	Imminent default in payment of interest or principal

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Part B, Exhibit A - 51

COMMERCIAL PAPER RATINGS

Moody’s

Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor’s. The modifier “+” indicates that the security is in the higher end of this rating category.

Fitch Ratings

	F-1+	Exceptionally strong credit quality
	F-1	Strong credit quality

Part B, Exhibit A - 52

Exhibit B

STOCK FUNDS ANNUAL REPORT
Dated June 30, 2007

Part B, Exhibit B - 1

Sit Mutual Funds

Stock Funds
Annual Report

One Year Ended June 30, 2007

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Science and Technology Growth Fund
Developing Markets Growth Fund

Part B, Exhibit B - 2

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Part B, Exhibit B - 3

Sit Mutual Funds
One Year Ended June 30, 2007

Chairman’s Letter

Dear Fellow Shareholders:

          Surging mergers and acquisitions activity and the continued strength in corporate earnings were among the factors driving U.S. stocks significantly higher over the past twelve months. While a period of consolidation is quite possible after a strong run-up in prices, we believe equity valuations remain reasonable and the corporate profit outlook appears strong enough to provide a solid backdrop for further market gains in the year ahead.

Economic Overview
          We believe the U.S. economy has performed remarkably well over the past year given the considerable challenges brought on by higher energy prices and a very weak housing market. Despite a decidedly weak first quarter, with U.S. gross domestic product (GDP) growing a meager +0.7%, several signs point to a re-acceleration in the second quarter. First, a reduction in business inventories has had a significantly negative impact on growth over the last couple of quarters, and we believe the adjustment is largely over. The odds favor a positive inventory swing over the next couple of quarters. Secondly, the housing sector, while still very weak, will gradually become less of a drag simply because the data is becoming “less worse” as comparisons ease over time. Third, almost all data related to business spending (e.g., ISM indices, global business surveys, etc.) have improved recently, aided by strong U.S. export activity, as growth outside the U.S. continues to show strong momentum. To be sure, the drag from housing and energy prices is having an impact on consumer spending, but job growth and wage gains have been important offsets. Giving consideration to all of these moving parts, we believe second quarter GDP will grow approximately +3.0%, representative of a pace of growth that we believe is sustainable for the remainder of the year.
          On the inflation front, most of the major price indicators remain contained for the time being, but appear destined to rise as the year unfolds. Most recently, there has been considerable debate on the vast difference between
“headline” consumer price indices, which include food and energy, and “core” inflation, which exclude these volatile components. The May data release, for example, showed a +0.6% (annualized) increase in the headline reading, while the core figure was essentially flat. Viewed from a longer term perspective, however, the trend for both measures dating from the beginning of 2004 has clearly been up. The factors of steady global growth, high levels of resource utilization and surging commodity prices all support the Federal Reserve’s predominant policy concern that inflation will fail to moderate as anticipated. With the risks to forecasts for moderate economic growth largely hinging on developments in the highly interest rate-sensitive housing market, we believe the Fed’s policy stance will remain unchanged for some time to come.
          In terms of fiscal policy, the near-term picture continues to brighten. Receipts are running about +8% higher through the first eight months of the fiscal year, while outlays are up only +3%. The federal deficit may be approximately $150 billion in the fiscal year ending September 2007, which represents about 1.3% of GDP and compares to the 2003 figure of 4.4%. The longer term picture, however, is quite daunting, as mammoth liabilities from entitlement programs represent a significant challenge for Congress. Indeed, the inability of Congress to grapple with these and other issues has resulted in approval ratings that are the lowest since the Democrats took control of both houses in January. We expect extensive debate in the coming months over the alternative minimum tax, capital gains tax, and energy and health care reform, in particular, which will clearly be one of the top issues of the 2008 election.
          While the housing slowdown and resulting consumer weakness are limiting economic growth in the U.S., it has not appeared to significantly impact economic growth (and corporate profits) outside the U.S. Although Europe will likely grow just slightly faster than the U.S. (perhaps upwardly +2.5% in Europe vs. +2.0% in the U.S. in GDP terms), emerging economies, particularly in Asia, continue

Part B, Exhibit B - 4

to boom. Asia (ex Japan), for example, is projected to grow +8% in 2007, driven primarily by the Chinese and Indian economies.

Equity Strategy
          Despite a moderate setback in the month of June, most U.S. indices are currently hovering near all-time highs. Although we caution investors that the robust gains experienced over the past twelve months may not be repeated given somewhat higher market valuations, we continue to believe stocks remain attractive.
          Importantly, the key factors driving stock prices higher over the past year are still in place. Acquisitions, private equity activity (albeit curtailed given recent market turmoil) and share repurchases have dominated the headlines over the last couple of years. Given the combination of reasonable stock valuations, low interest rates and strong corporate balance sheets, these catalysts are unlikely to dissipate anytime soon. In addition, corporate earnings growth, while slowing, is still positive and Wall Street forecasts appear relatively conservative, particularly for the next couple of quarters. We believe that sectors and companies most exposed to strong economies outside the U.S. are positioned to significantly outpace earnings growth for the broader market over the intermediate term. For this same reason (i.e. relative earnings growth), we remain very positive on the outlook for growth stocks. With earnings growth for the S&P 500 Index likely decelerating into the mid-single digits, we believe investors will place an increasing premium on valuations of companies with strong and visible growth prospects. In fact, growth stocks have outperformed value stocks thus far in 2007 within the entire Frank Russell Company universe (which includes large, mid and small components).
          Market volatility will likely pick up from the historically low levels, as concerns over rising inflation, stubbornly high oil prices and housing market weakness are among the issues that have potential to whipsaw investor sentiment.
In terms of our current strategy, however, nothing has materially changed our key investment themes and sector strategies that we have emphasized over the past several years. The Funds remain well-diversified among sectors, with particular emphasis on traditional growth groups, including health technology and electronic technology. In addition, we continue to overweight the energy, industrial services and producer manufacturing sectors, as these groups continue to benefit from supply/demand imbalances in commodities (particularly energy) and surging “infrastructure” development in both developed and emerging economies. Conversely, we remain underweighted in the consumer durables, retail, and finance sectors, as these groups are among the most vulnerable to weakening housing trends or high energy prices.
          Most major international indices posted exceptional returns over the past year, with returns for U.S. investors enhanced by the depreciation of their domestic currency (i.e. the U.S. dollar). We have added to our positions in Europe, based on the solid outlook for most major economies, structural reforms, decreasing corporate tax rates and reasonable valuation levels. We remain underweighted in Japan, due to the sluggish economy and government polices that are insufficient to stimulate growth. We remain bullish, however, on markets elsewhere in Asia, favoring investments in consumer-oriented and commodity-exporting sectors.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Part B, Exhibit B - 5

Sit Mutual Funds
One Year Ended June 30, 2007

Performance Summary and Stock Funds Market Review

          Domestic equity returns posted broad-based gains over the past twelve months, as every major index we monitor posted double-digit gains during the period.
          In contrast to previous periods, when smaller stocks consistently outperformed larger peers, returns were well-balanced across market capitalizations over the past twelve months. The S&P 500 Index return of +20.59% handily outperformed the Russell 2000 Index return of +16.43%. However, the S&P 500 was edged by the Russell Mid Cap Index, which gained +20.83% over the period. There was also no clear “style” winner within the growth and value indices. While the Russell 1000 Growth Index (+19.04% one-year return) lagged the Russell 1000 Value Index (+21.9%), the Russell 2000 Growth Index (+16.83%) outperformed the Russell 2000 Value Index (+16.10%).
          There was significant breadth in terms of sector performance over the past year, as each of the eighteen economic sectors within the S&P 500 posted positive returns over the period. In terms of relative performance, the clear theme appeared to be that sectors linked to commodities and capital spending outperformed those most associated with consumer spending and interest rates. Outperforming sectors over the past year included communications, energy minerals, non-energy minerals and electric technology. We estimate that each of these sectors gained +28% or more over the period. Lagging sectors included transportation, retail trade, finance and consumer durables. Technology stocks generally performed well during the past year, driving the NASDAQ OTC Composite Index to a +19.85% return.
          Equity market indices outside the U.S. performed particularly well over the past year, as major regional components of the MSCI Index outperformed the S&P 500 Index. Returns for domestic investors were aided by a drop in the value of the U.S. dollar against most major currencies. The broadest measure of global equity performance, the MSCI World Index, rose +23.6% over the twelve-month period. The MSCI Europe Index increased +32.4%. Asian stocks also posted gains over the past year. The MSCI Pacific Index rose +15.8%, but results were dragged down by the heavily-weighted Japan component, which only increased +7.2%. Excluding Japan, the MSCI Pacific Index was up +42.6%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	4.65%
S&P 500 Index	6.28
Lehman Aggregate Bond Index	-0.52
Dividend Growth Class I SDVGX	6.40
S&P 500 Index	6.28
Dividend Growth Class S SDVSX	6.27
S&P 500 Index	6.28
Large Cap Growth SNIGX	7.27
Russell 1000® Growth Index(1)	6.86
Mid Cap Growth(2) NBNGX	7.82
Russell Midcap® Growth Index(3)	6.75
International Growth(4) SNGRX	8.59
MSCI EAFE Growth Index(5)	6.66
Small Cap Growth(2) SSMGX	10.97
Russell 2000® Growth Index(6)	6.69
Science & Technology Growth(7) SISTX	8.21
NYSE Arca Tech 100 Index	7.26
Developing Markets Growth(4) SDMGX	14.93
MSCI Emerging Markets Index(6)	14.06

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	Figures assume an inception date of 9/2/82.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	Russell Midcap Growth® Index inception 12/31/85.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of policital instability.
(5)	Figures assume an inception date of 10/31/91.

Part B, Exhibit B - 6

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2007

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
6.15%	14.24%	9.12%	8.83%	5.45%	7.85%	12/31/93
6.96	20.59	11.67	10.71	7.13	11.04
0.98	6.12	3.98	4.48	6.02	6.03
9.29	21.48	15.52	—	—	13.74	12/31/03
6.96	20.59	11.67	—	—	11.00
9.07	21.02	—	—	—	16.75	3/31/06
6.96	20.59	—	—	—	14.82
8.86	17.79	11.69	11.04	4.42	11.20	9/2/82
8.12	19.04	8.70	9.28	4.39	12.04
12.37	20.75	15.37	14.71	6.63	13.89	9/2/82
10.98	19.73	14.48	15.45	8.66	—
10.85	21.87	19.14	12.16	2.25	6.33	11/1/91
11.94	25.29	20.68	15.37	5.18	5.86
17.33	19.96	16.65	13.77	10.50	13.89	7/1/94
9.33	16.83	11.76	13.08	5.28	8.20
6.70	14.47	4.61	8.81	—	1.79	12/31/97
8.01	20.59	8.74	12.99	—	13.22
18.65	43.82	36.44	25.54	6.85	7.44	7/1/94
16.11	41.76	34.84	27.08	6.70	6.29

(6)	Figures assume an inception date of 6/30/94.
(7)

Since the Fund focuses its investments on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Part B, Exhibit B - 7

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1997	1998	1999	2000
Balanced	21.73%	21.30%	20.15%	-4.80%
S&P 500 Index	33.36	28.58	21.04	-9.11
Lehman Aggregate Bond Index	9.65	8.69	-0.82	11.63

Dividend Growth Class I(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Large Cap Growth(2)	31.70	30.56	33.41	-13.84
Russell 1000® Growth Index	30.48	38.72	33.16	-22.43

Mid Cap Growth(3)	17.70	6.84	70.65	-4.35
Russell Midcap® Growth Index	22.54	17.87	51.29	-11.75

International Growth(4)	4.81	18.95	50.77	-26.66
MSCI EAFE Growth Index	2.11	22.21	29.46	-24.51

Small Cap Growth(3)	7.63	1.97	108.63	6.25
Russell 2000® Growth Index	12.94	1.24	43.10	-22.44

Science & Technology Growth(5)	—	38.40	85.98	-6.55
NYSE Arca Tech 100 Index	—	54.60	116.40	-16.22

Developing Markets Growth(4)	-5.20	-24.93	82.50	-30.18
MSCI Emerging Markets Index	-13.40	-27.52	63.70	-31.80

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)

The Dividend Growth Fund offers its shares in two classes: Class I shares and Class S shares, which have been offered since 12/31/03 and 3/31/06, respectively. The annual returns shown for the Class I shares are substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

Part B, Exhibit B - 8

	2001	2002	2003	2004	2005	2006	YTD 2007
Balanced	-12.99%	-18.59%	19.20%	9.22%	7.51%	7.88%	6.15%
S&P 500 Index	-11.88	-22.10	28.68	10.88	4.91	15.80	6.96
Lehman Aggregate Bond Index	8.44	10.25	4.10	4.34	2.43	4.33	0.98

Dividend Growth Class I(1)	—	—	—	10.91	9.41	18.29	9.29
S&P 500 Index	—	—	—	10.88	4.91	15.80	6.96

Dividend Growth Class S(1)	—	—	—	—	—	11.25	9.07
S&P 500 Index	—	—	—	—	—	11.11	6.96

Large Cap Growth(2)	-27.70	-30.58	26.34	12.79	9.59	9.54	8.86
Russell 1000® Growth Index	-20.42	-27.89	29.76	6.30	5.27	9.08	8.12

Mid Cap Growth(3)	-33.39	-34.64	38.51	17.02	15.27	9.56	12.37
Russell Midcap® Growth Index	-20.15	-27.41	42.71	15.48	12.10	10.65	10.98

International Growth(4)	-33.26	-29.84	28.70	12.97	14.67	18.19	10.85
MSCI EAFE Growth Index	-24.58	-16.02	31.99	16.12	13.28	22.33	11.94

Small Cap Growth(3)	-28.19	-26.22	34.57	6.79	18.52	7.99	17.33
Russell 2000® Growth Index	-9.24	-30.27	48.53	14.31	4.15	13.34	9.33

Science & Technology Growth(5)	-47.78	-44.45	40.09	7.39	3.83	1.80	6.70
NYSE Arca Tech 100 Index	-15.59	-33.33	52.14	11.73	7.36	4.68	8.01

Developing Markets Growth(4)	-12.01	-18.37	45.96	16.54	33.77	31.59	18.65
MSCI Emerging Markets Index	-4.91	-7.97	51.59	22.45	30.31	29.18	16.11

(2)	Pursuant to a Plan of Reorganization on July 14, 2000, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(5)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Part B, Exhibit B - 9

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2006

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2006. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.9%	4.2%	6.1%
Return After Taxes on Distributions	7.2%	3.6%	4.9%
Return After Taxes on Distributions and Sale of Fund Shares	6.4%	3.2%	4.6%
Lehman Aggregate Bond Index	4.3%	5.1%	6.2%
S&P 500 Index	15.8%	6.2%	8.4%

Sit Dividend Growth Fund (1)	1 Year	5 Years	Since Inception*
Return Before Taxes - Class I	18.3%	n/a	12.8%
Return After Taxes on Distributions	17.7%	n/a	12.3%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	n/a	10.9%
S&P 500 Index	15.8%	n/a	10.4%
           *Inception date 12/31/03

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.5%	3.5%	5.4%
Return After Taxes on Distributions	9.4%	3.5%	4.7%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	3.0%	4.6%
Russell 1000® Growth Index	9.1%	2.7%	5.4%

Part B, Exhibit B - 10

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.6%	6.0%	6.2%
Return After Taxes on Distributions	9.6%	6.0%	5.0%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	5.2%	5.1%
Russell Mid Cap® Growth Index	10.7%	8.2%	12.1%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	18.2%	6.7%	2.4%
Return After Taxes on Distributions	18.0%	6.6%	2.0%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	5.8%	2.0%
MSCI EAFE Growth Index	22.3%	12.3%	5.1%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.0%	6.3%	9.0%
Return After Taxes on Distributions	8.0%	6.3%	8.5%
Return After Taxes on Distributions and Sale of Fund Shares	6.8%	5.4%	7.7%
Russell 2000® Growth Index	13.3%	6.9%	4.9%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	1.8%	-2.5%	1.2%
Return After Taxes on Distributions	1.8%	-2.5%	1.1%
Return After Taxes on Distributions and Sale of Fund Shares	1.5%	-2.1%	1.0%
NYSE Arca Tech 100 Index	4.7%	5.0%	13.0%
           *Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	31.6%	19.6%	6.9%
Return After Taxes on Distributions	31.5%	19.5%	6.9%
Return After Taxes on Distributions and Sale of Fund Shares	26.9%	17.4%	6.1%
MSCI Emerging Markets Index	29.2%	23.5%	6.7%

(1)

These returns represent Class I. Class S of the Sit Dividend Growth Fund commenced operations on March 31, 2006; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25%12b-1 distribution fee that is charged to Class S shares.

Part B, Exhibit B - 11

Sit Balanced Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

          The Sit Balanced Fund’s twelve-month return was +14.24%. The S&P 500 Index return was +20.59% over the period, while the Lehman Aggregate Bond Index gained +6.12%.
          Relatively stable interest rates and strong economic growth allowed both bonds and stocks to post solid returns over the past twelve months. Equities moved significantly higher, as corporate earnings generally surprised on the upside. We continue to believe stocks remain attractive, although we caution investors that the robust gains experienced over the past twelve months may not be repeated. Market volatility will likely pick up from the recent historically low levels, as concerns over rising inflation, stubbornly high oil prices and housing market weakness all have potential to whipsaw investor sentiment. Our investment strategy, however, remains largely unchanged. Our focus remains on high-quality growth stocks in a wide variety of sectors, as we believe investors will gravitate toward these types of securities in a somewhat more volatile, slower growth environment.
          Fixed-income returns were positive over the past twelve months, although increases in interest rates in the most recent quarter negatively impacted returns. Investors, along with the Federal Reserve, continue to weigh the contrasting effects of ongoing housing market weakness with lingering concerns over inflation. It is our view, however, that the yield curve will steepen during the second half of 2007, as the market anticipates a greater possibility of a cut in the fed funds target rate in response to a cooling economy. In this environment, we are maintaining durations approximately at benchmark levels, with an emphasis on securities that will outperform in a steepening yield environment.
          As we continue to believe there is stronger return potential for equities, we think an above average allocation to stocks remains appropriate. As of June 30th, the asset allocation of the Fund was 64% equities, 34% fixed-income and 2% cash.
          Our research staff remains focused on high-quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$16.93 Per Share
6/30/06:	$15.14 Per Share

Total Net Assets:	$12.5 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 12

AVERAGE ANNUAL TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

3 Month**	4.65%	6.28%	-0.52%
6 Month**	6.15	6.96	0.98
1 Year	14.24	20.59	6.12
5 Year	8.83	10.71	4.48
10 Year	5.45	7.13	6.02
Inception	7.85	11.04	6.03
(12/31/93)

CUMULATIVE TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index (1)	Lehman Aggregate Bond Index (2)

1 Year	14.24%	20.59%	6.12%
5 Year	52.69	66.30	24.52
10 Year	70.06	99.07	79.37
Inception	177.61	311.47	120.41
(12/31/93)

*As of 6/30/07.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $17,006 in the Fund, $19,907 in the S&P 500 Index or $17,937 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	Schlumberger Ltd.
	2.	General Electric Co.
	3.	Microsoft Corp.
	4.	Cisco Systems, Inc.
	5.	Comcast Corp.
Bonds	1.	U.S. Treasury Bond, 4.50%, 11/30/11
	2.	American Strategic, Inc. Portfolio II
	3.	McDonald’s Corp., 7.31%, 9/15/27
	4.	U.S. Treasury inflation-protected security, 3.38%, 1/15/12
	5.	Procter & Gamble, 9.36%, 1/1/21
Total Number of Holdings: 161

Part B, Exhibit B - 13

Sit Balanced Fund

Portfolio of Investments - June 30, 2007

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Common Stocks (63.6%) (2)
Commercial Services (0.3%)
600	The McGraw-Hill Companies, Inc.	40,848

Communications (2.3%)
100	AT&T, Inc.	4,150
3,400	Crown Castle Intl. Corp. (3)	123,318
700	NII Holdings, Inc. (3)	56,518
3,000	Vodafone Group, A.D.R.	100,890

		284,876

Consumer Non-Durables (3.0%)
1,300	Colgate-Palmolive Co.	84,305
2,600	PepsiCo, Inc.	168,610
2,000	The Procter & Gamble Co.	122,380

		375,295

Consumer Services (3.4%)
6,600	Comcast Corp. (3)	185,592
1,000	Harrah’s Entertainment, Inc.	85,260
2,000	Marriott International, Inc.	86,480
3,000	News Corp.	63,630

		420,962

Electronic Technology (7.4%)
2,000	Analog Devices, Inc.	75,280
600	Apple Computer, Inc. (3)	73,224
7,400	Cisco Systems, Inc. (3)	206,090
5,500	EMC Corp. (3)	99,550
1,400	Hewlett-Packard Co.	62,468
3,800	Intel Corp.	90,288
5,100	Nokia Corp., A.D.R.	143,361
2,800	Qualcomm, Inc.	121,492
1,500	Texas Instruments, Inc.	56,445

		928,198

Energy Minerals (5.8%)
1,300	Murphy Oil Corp.	77,272
3,000	Occidental Petroleum Corp.	173,640
2,700	Southwestern Energy Co. (3)	120,150
800	Suncor Energy, Inc.	71,936
900	Ultra Petroleum Corp. (3)	49,716
1,200	Valero Energy Corp.	88,632
2,333	XTO Energy, Inc.	140,214

		721,560

Finance (9.0%)
1,500	American Express Co.	91,770
2,221	American International Group, Inc.	155,537
75	Chicago Mercantile Exchange Holdings Inc.	40,077
2,166	Citigroup, Inc.	111,094
1,400	Franklin Resources, Inc.	185,458
600	Goldman Sachs Group, Inc.	130,050
2,000	JPMorgan Chase & Co.	96,900
500	Mellon Financial Corp.	22,000

Quantity/Par($) Name of Issuer		Market Value ($)(1)

800	Merrill Lynch & Co., Inc.	66,864
1,000	Prudential Financial, Inc.	97,230
3,800	Wells Fargo & Co.	133,646

		1,130,626

Health Services (1.7%)
600	Medco Health Solutions, Inc. (3)	46,794
1,700	UnitedHealth Group, Inc.	86,938
1,000	WellPoint, Inc. (3)	79,830

		213,562

Health Technology (6.7%)
2,300	Abbott Laboratories	123,165
2,400	Celgene Corp. (3)	137,592
2,300	Genentech, Inc. (3)	174,018
1,000	Genzyme Corp. (3)	64,400
2,400	Gilead Sciences, Inc. (3)	93,048
1,000	Johnson & Johnson	61,620
2,155	Pfizer, Inc.	55,103
1,700	Thermo Fisher Scientific, Inc.	87,924
500	Zimmer Holdings, Inc. (3)	42,445

		839,315

Industrial Services (3.4%)
700	McDermott International, Inc.	58,184
1,100	Noble Corp.	107,272
3,000	Schlumberger, Ltd.	254,820

		420,276

Non-Energy Minerals (0.5%)
650	Allegheny Technologies, Inc.	68,172

Process Industries (2.1%)
1,150	Air Products and Chemicals, Inc.	92,425
2,500	Monsanto Co.	168,850

		261,275

Producer Manufacturing (7.3%)
2,900	ABB, Ltd.	65,540
700	Caterpillar, Inc.	54,810
700	Deere & Co.	84,518
1,800	Emerson Electric Co.	84,240
1,100	General Dynamics Corp.	86,042
6,200	General Electric Co.	237,336
1,100	ITT Industries, Inc.	75,108
1,200	The Boeing Co.	115,392
1,600	United Technologies Corp.	113,488

		916,474

Retail Trade (3.4%)
3,700	CVS/Caremark Corp.	134,865
1,200	J.C. Penney Co., Inc.	86,856
1,200	Lowe’s Companies, Inc.	36,828
2,700	Target Corp.	171,720

		430,269

Part B, Exhibit B - 14

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Technology Services (5.1%)
2,000	Adobe Systems, Inc. (3)	80,300
1,600	Automatic Data Processing, Inc.	77,552
300	Google, Inc. (3)	157,014
7,000	Microsoft Corp.	206,290
1,200	Oracle Corporation	23,652
900	SAP AG	45,963
2,500	Western Union Co.	52,075

		642,846

Transportation (1.1%)
1,200	Burlington Northern Sante Fe Corp.	102,168
1,300	UTI Worldwide, Inc.	34,827

		136,995

Utilities (1.1%)
2,700	Equitable Resources, Inc.	133,812

Total common stocks		7,965,361

(cost: $5,748,705)

Bonds (31.3%) (2)
Asset-Backed Securities (4.5%)
25,000	Countrywide 2006-S6 A4, 5.80%, 3/25/34	24,502
	GMAC Mortgage Corporation Loan Trust:
90,000	2007-HE2 A4, 6.42%, 12/25/37	89,997
75,000	2007-HE2 A5, 6.55%, 12/25/37	74,998
	Green Tree Financial Corp.:
1,270	1995-5 A6, 7.25%, 9/15/26	1,275
33,762	1997-1 A6, 7.29%, 3/15/28	34,882
35,140	1997-6 A10, 6.87%, 1/15/29	35,844
39,254	Indymac Mfg. Housing,
	1998-2 A2, 6.17%, 12/25/11	37,264
	Origen Mfg. Housing:
41,220	2001-A A5, 7.08%, 3/15/32	42,123
23,903	2002-A A3, 6.17%, 5/15/32	23,689
	Residential Funding:
40,000	2003-HI2 A6, 4.76%, 7/25/28	37,998
75,000	2006-HSA1 A4, 5.49%, 2/25/36	71,820
50,000	2007-HI1 A3, 5.72%, 3/25/37	49,471
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35	46,657

		570,520

Collateralized Mortgage Obligations (8.4%)
	Bank of America Funding Corp:
43,175	2005-5 A11, 5.50%, 9/25/35	41,252
50,000	2006-7 A12, 6.00%, 9/25/36	49,717
7,359	Countrywide Alternative Loan Trust
	2005-53T2 2A1, 6.00%, 11/25/35	7,247
	Countrywide Home Loans:
50,000	2004-21 A9, 6.00%, 11/25/34	49,879

Quantity/Par($) Name of Issuer		Market Value ($)(1)

50,000	2005-J3 1A2, 5.50%, 9/25/35	47,686
120,000	2005-24 A36, 5.50%, 11/25/35	114,900
32,006	FHLMC, 3.25%, 4/15/32	28,521
	Federal National Mtg. Association:
69,956	6.50%, 10/25/17	71,181
23,978	5.50%, 5/25/25	23,275
50,000	5.00%, 12/25/31	46,319
38,568	4.00%, 5/25/33	35,556
100,000	5.50%, 4/25/35	96,885
35,032	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	34,573
25,000	GMAC Loan Trust 2006-A4, 6.09%, 10/25/36	24,741
75,000	JPALT 2006-S3, 6.12%, 8/25/36	74,613
50,319	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18	53,075
	Residential Funding Mtg. Securities:
47,082	2005-S6 A2, 5.25%, 8/25/35	44,595
100,845	2006-S3 A8, 5.50%, 03/25/36	97,966
36,453	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	35,405
75,000	Wells Fargo Mortgage Backed Securities
	2002-S8, 5.25%, 1/25/18	75,194

		1,052,580

Corporate Bonds (8.1%)
50,000	AGL Capital Trust, 8.17%, 6/1/37	52,106
67,824	America West Airlines, 7.93%, 1/2/19	73,043
50,000	BAC Capital Trust, 6.63%, 5/23/36	50,983
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	51,545
50,000	Citigroup Capital III, 7.625%, 12/01/36	57,820
50,000	Commonwealth Edison, 5.90%, 3/15/36	48,431
75,000	Continental Airlines, Inc., 6.563%, 2/15/12	77,344
50,000	CSX Corp., 9.75%, 6/15/20	63,894
25,000	First Union Corp, 7.57%, 8/1/26	28,985
150,000	McDonald’s Corp., 7.31%, 9/15/27	150,343
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	61,744
50,000	Narragansett Electric, 7.39%, 10/1/27	51,276
96,849	Procter & Gamble ESOP, 9.36%, 1/1/21	117,578
65,000	Susa Partnership (GE), 7.45%, 7/1/18	72,949
50,000	Wal-Mart Stores, 8.80%, 12/30/14	58,004

		1,016,045

Federal Home Loan Mortgage Corporation (0.8%)
36,342	8.38%, 5/17/20	38,542
18,601	8.50%, 7/1/18	19,668
33,924	8.50%, 10/1/30	36,268

		94,478

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 15

Sit Balanced Fund

Portfolio of Investments - June 30, 2007

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Federal National Mortgage Association (2.8%)
63,011	7.00%, 10/1/33	64,699
81,980	7.15%, 10/1/30	85,124
19,375	7.50%, 6/1/32	20,320
19,651	8.00%, 12/1/27	20,695
57,718	8.00%, 2/1/31	60,803
38,490	8.46%, 4/15/26	41,610
19,749	9.50%, 5/1/27	21,711
9,721	9.75%, 1/15/13	10,459
9,322	10.25%, 6/15/13	10,064
15,413	11.00%, 12/1/12	16,425

		351,910

Government National Mortgage Association (0.6%)
53,242	7.00%, 12/15/24	55,832
3,474	9.00%, 6/15/11	3,703
2,313	9.00%, 6/15/09	2,386
7,004	9.00%, 11/15/16	7,496
1,041	9.50%, 5/20/16	1,121
1,529	9.50%, 9/20/18	1,655
987	11.25%, 10/15/11	1,080

		73,273

Taxable Municipal Securities (0.8%)
100,000	Academica Charter School, 8.00%, 8/15/24	97,805
8,000	Bernalillo Multifamily, Series 1998A, 7.50%, 9/20/20	8,425

		106,230

U.S. Government Securities (5.3%)
225,000	U.S. Treasury Strips, Zero Coupon, 5.02% Effective Yield, 5/15/30	69,864
145,438	U.S. Treasury inflation-protected security, 3.375%, 1/15/12 (*)	150,119
200,000	U.S. Treasury Bond, 4.50%, 11/30/11	196,594
	U.S. Treasury Notes:
100,000	3.50%, 11/15/09	96,891
100,000	4.50%, 11/15/10	98,797
50,000	4.50%, 5/15/17	47,938

		660,203

Total bonds		3,925,239

(cost: $3,984,662)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Closed-End Mutual Funds (3.0%) (2)
5,009	American Select Portfolio	62,512
5,503	American Strategic, Inc. Portfolio	63,450
13,470	American Strategic, Inc. Portfolio II	159,485
7,109	American Strategic, Inc. Portfolio III	84,313

Total closed-end mutual funds		369,760

(cost: $354,433)

Short-Term Securities (2.2%) (2)
277,000	Sit Money Market Fund, 4.96% (4)	277,000

(cost: $277,000)

Total investments in securities		$12,537,360

(cost: $10,364,800) (5)

*

U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 16

This page has been left blank intentionally.

Part B, Exhibit B - 17

Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

          The Sit Dividend Growth Fund Class I posted a +21.48% return over the last twelve months, compared to the +20.59% return for the S&P 500 Index.

           Stocks were able to overcome numerous obstacles (e.g., higher interest rates, weak housing markets, higher oil prices) to post solid gains over the past twelve months. To be sure, returns of the past year will be difficult to duplicate, as valuations are higher, and these same risks are unlikely to diminish over the intermediate term. However, we believe that equities remain attractively valued and corporate earnings should be strong enough to drive stocks higher in the coming year.
          While stock buybacks and buyout activity have overshadowed dividend announcements in recent months, we continue to believe that a long-term trend is underway, as corporations restore payout ratios (i.e., dividends as a percentage of earnings) back to the historical normal range of 45%-55%. Sustained dividend increases, combined with a slower rate of earnings growth, will gradually bring payout ratios up from the historically low level of approximately 30%. Our strategy, which has not changed since the inception of the Fund, is to identify companies that have potential to steadily increase dividends to shareholders through a combination of earnings growth and higher payout ratios. To this point, the Fund’s statistical characteristics related to “stability” (e.g., earnings consistency, balance sheet strength) and “quality” (e.g., high return on capital, cash flow generation) are superior to the S&P 500 Index average. We believe these metrics will carry particular importance in an environment of slowing corporate earnings growth and somewhat higher market volatility that we foresee in the months ahead.
          The Fund’s strong twelve-month performance relative to the S&P 500 Index was driven by strong stock selection in the finance, process industries and technology services sectors. Key winners in these sectors included Terra Nitrogen (+295% 12-month total return), Alliance Bernstein (+50%), Macquarie Infrastructure (+72%) and Syntel (+58%). Conversely, the Fund’s performance was hurt by underweighting the strongly performing technology sector, along with underperformance within the health technology and energy minerals sectors.
          We are pleased to report strong one-year and since-inception returns for the Fund, and we remain optimistic about its prospects over the near and long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/07:	$14.42 Per Share	$14.39 Per Share

6/30/06:	$12.26 Per Share	$12.26 Per Share

Total Net Assets	$37.7 Million	$2.8 Million

Weighted Average Market Cap: $81.5 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 18

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	6.40%	6.28%	6.27%	6.28%
6 Month**	9.29	6.96	9.07	6.96
1 Year	21.48	20.59	21.02	20.59
3 Year	15.52	11.67	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	13.74	11.00	16.75	14.82

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	21.48%	20.59%	21.02%	20.59%
3 Year	54.17	39.27	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	56.88	44.07	21.35	18.85

*As of 6/30/07

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03: Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/07 would have grown to $15,688 in the Fund or $14,407 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	Total S.A.
3.	Citigroup, Inc.
4.	Marathon Oil Corp.
5.	Wells Fargo & Co.
6.	United Technologies Corp.
7.	AllianceBernstein Holdings
8.	Proctor & Gamble Co.
9.	Johnson & Johnson, Inc.
10.	J.P. Morgan Chase & Co.
Total Number of Holdings: 85

Part B, Exhibit B - 19

Sit Dividend Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.1%) (2)

Commercial Services (2.4%)
8,400	McGraw-Hill Companies, Inc.	571,872
8,800	Pitney Bowes, Inc.	412,016

		983,888

Communications (2.0%)
18,900	AT&T, Inc.	784,350

Consumer Non-Durables (9.1%)
7,500	Colgate-Palmolive Co.	486,375
6,500	Diageo p.l.c.	541,515
7,100	General Mills, Inc.	414,782
5,900	Kimberly-Clark Corp.	394,651
11,300	PepsiCo, Inc.	732,805
13,600	Procter & Gamble Co.	832,184
2,900	VF Corp.	265,582

		3,667,894

Electronic Technology (4.2%)
8,400	Analog Devices, Inc.	316,176
9,100	Hewlett-Packard Co.	406,042
3,000	International Business Machines Corp.	315,750
11,000	Nokia Corp., A.D.R.	309,210
7,700	Qualcomm, Inc.	334,103

		1,681,281

Energy Minerals (9.1%)
7,600	Chevron Corp.	640,224
13,500	Hugoton Royalty Trust	340,605
15,900	Marathon Oil Corp.	953,364
12,600	Occidental Petroleum Corp.	729,288
12,400	Total S.A.	1,004,152

		3,667,633

Finance (20.0%)
10,000	ACE, Ltd.	625,200
9,600	AllianceBernstein Holding, LP	836,064
5,700	AMB Property Corp.	303,354
11,500	Aspen Insurance Holdings, Ltd.	322,805
18,900	Citigroup, Inc.	969,381
2,500	Franklin Resources, Inc.	331,175
7,400	IPC Holdings, Ltd.	238,946
16,250	J.P. Morgan Chase & Co.	787,312
8,800	Lincoln National Corp.	624,360
9,700	Macquarie Infrastructure Co. Trust	402,356
14,000	Mellon Financial Corp.	616,000

Quantity	Name of Issuer	Market Value ($)(1)

6,400	Northern Trust Corp.	411,136
8,600	UBS AG	516,086
8,100	U.S. Bancorp	266,895
24,500	Wells Fargo & Co.	861,665

		8,112,735

Health Services (1.8%)
7,200	McKesson Corp.	429,408
8,600	Owens & Minor, Inc.	300,484

		729,892

Health Technology (11.7%)
11,400	Abbott Laboratories	610,470
9,200	Becton, Dickinson & Co.	685,400
4,800	C.R. Bard, Inc.	396,624
6,950	Eli Lilly and Co.	388,366
6,300	GlaxoSmithKline p.l.c.	329,931
13,100	Johnson & Johnson, Inc.	807,222
10,200	Novartis AG, A.D.R.	571,914
12,800	PerkinElmer, Inc.	333,568
10,900	Wyeth	625,006

		4,748,501

Industrial Services (3.1%)
3,900	Diamond Offshore Drilling, Inc.	396,084
2,500	Granite Construction, Inc.	160,450
11,200	Halliburton Co.	386,400
5,000	Lufkin Industries, Inc.	322,750

		1,265,684

Non-Energy Minerals (1.4%)
2,300	Carpenter Technology Corp.	299,713
3,000	Southern Peru Copper Corp.	282,780

		582,493

Process Industries (4.0%)
4,600	Air Products and Chemicals, Inc.	369,702
8,300	Compass Minerals International, Inc.	287,678
8,100	E.I. Du Pont de Nemours and Co.	411,804
8,000	RPM International, Inc.	184,880
12,600	UAP Holding Corp.	379,764

		1,633,828

Producer Manufacturing (13.2%)
11,400	ABB, Ltd., A.D.R.	257,640
4,900	Deere & Co.	591,626
16,500	Emerson Electric Co.	772,200
9,200	General Dynamics Corp.	719,624
38,500	General Electric Co.	1,473,780
6,000	Honeywell International Inc.	337,680

Part B, Exhibit B - 20

Quantity	Name of Issuer	Market Value ($)(1)

4,800	ITT Industries, Inc.	327,744
12,100	United Technologies Corp.	858,253

		5,338,547

Retail Trade (3.2%)
4,600	Best Buy Co., Inc.	214,682
10,300	Cato Corp.	225,982
4,600	Costco Wholesale Corp.	269,192
5,900	Nordstrom Inc.	301,608
10,000	TJX Co	275,000

		1,286,464

Technology Services (4.4%)
10,300	Accenture, Ltd.	441,767
8,400	Automatic Data Processing, Inc.	407,148
23,700	Microsoft Corp.	698,439
7,222	Syntel, Inc.	219,477

		1,766,831

Transportation (2.8%)
3,100	Burlington Northern Santa Fe Corp.	263,934
3,500	C.H. Robinson Worldwide	183,820
6,600	Ship Finance International, Ltd.	195,888
3,300	Tsakos Energy Navigation, Ltd.	230,703
3,650	United Parcel Service, Inc.	266,450

		1,140,795

Utilities (3.7%)
5,400	Enel S.p.A.	289,980
9,300	Equitable Resources, Inc.	460,908
6,600	Exelon Corp.	479,160
8,400	Southern Co.	288,036

		1,518,084

Total common stocks		38,908,900

(cost: $32,687,734)

Closed-End Mutual Funds (1.9%) (2)
23,050	Kayne Anderson MLP Invest. Co.	765,491

(cost: $651,039)

Short-Term Securities (1.9%) (2)
763,000	Sit Money Market Fund, 4.96% (4)	763,000

(cost: $763,000)

Total investments in securities
(cost: $34,101,773) (5)		$ 40,437,391

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 21

Sit Large Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

          The Sit Large Cap Growth Fund’s one-year return was +17.79%, compared to the +19.04% return for the Russell 1000® Growth Index. The S&P 500 Index posted a +20.59% return for the period.
          Despite periodic setbacks, U.S. stocks posted above average returns over the past twelve months, as strength in the global economy resulted in surprisingly strong earnings gains for U.S. corporations. While housing market weakness and higher oil prices had a dampening effect on economic growth early in 2007, recent data has pointed to an acceleration in economic activity in the second quarter. Despite the recent pick up in economic activity, however, corporate earnings growth has clearly decelerated from the unsustainable pace of growth in recent years. We believe this is a key reason that growth stocks have turned in strong absolute and relative to performance thus far in 2007. For example, the Russell 1000® Growth Index has outperformed the Russell 1000® Value Index by almost two full percentage points year-to-date.
          Relative to the S&P 500 Index, performance over the past year was aided by strong stock selection and an under weighted position in the finance sector, along with good stock selection in the process industries, electronic technology and industrial services sectors. In terms of individual stocks, Franklin Resources (+53% total return over the past twelve months), Monsanto (+62%), Equitable Resources (+51%), Vodafone PLC (+66%) and EMC (+65%) were among the key winners during the period. The lagging groups within the Fund over the period were consumer non-durables, health technology and energy minerals, as the absence (within the Fund) of strongly performing Exxon Mobil detracted from relative returns over the past year.
          We believe that an improving backdrop for growth investing will favor current over-weighted sectors (relative to the S&P 500 Index) within the Fund, including health technology, electronic technology and technology services. We also favor companies benefiting from global growth and industrial capital spending; therefore, the Fund is overweighted in both the industrial services and producer manufacturing sectors. Slower growth groups, including utilities, finance and consumer non-durables, remain underweighted.
          We remain enthusiastic about the Fund’s prospects in the year ahead and appreciate continued shareholder interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$43.99 Per Share
6/30/06:	$37.60 Per Share

Total Net Assets:	$125.7 Million

Weighted Average Market Cap:	$81.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 22

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	7.27%	6.86%	5.89%
6 Month**	8.86	8.12	7.18
1 Year	17.79	19.04	20.43
5 Year	11.04	9.28	11.33
10 Year	4.42	4.39	7.55
Inception***	11.20	12.04	13.62
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	17.79%	19.04%	20.43%
5 Year	68.79	55.86	71.01
10 Year	54.04	53.67	107.04
Inception***	1298.47	1584.46	2287.89
(9/2/82)

*As of 6/30/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $15,404 in the Fund or $15,367 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	Cisco Systems, Inc.
3.	Schlumberger, Ltd.
4.	Monsato Co.
5.	Franklin Resources, Inc.
6.	Comcast Corp
7.	Target Corp.
8.	Genentech, Inc.
9.	American International Group, Inc.
10.	Microsoft Corp.
Total Number of Holdings: 84

Part B, Exhibit B - 23

Sit Large Cap Growth Fund

Portfolio of Investments - June 30, 2007

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (95.7%) (2)
Commercial Services (0.8%)

14,300	The McGraw-Hill Companies, Inc.	973,544

Communications (4.8%)
32,000	AT&T, Inc.	1,328,000
62,200	Crown Castle Intl. Corp. (3)	2,255,994
13,800	NII Holdings, Inc. (3)	1,114,212
41,625	Vodafone Group, A.D.R.	1,399,848

		6,098,054

Consumer Non-Durables (3.8%)
16,850	Colgate-Palmolive Co.	1,092,722
33,300	PepsiCo, Inc.	2,159,505
25,400	Procter & Gamble Co.	1,554,226

		4,806,453

Consumer Services (5.2%)
91,350	Comcast Corp. (3)	2,568,761
14,500	Harrah’s Entertainment, Inc.	1,236,270
9,000	International Game Technology	357,300
29,200	Marriott International, Inc.	1,262,608
53,600	News Corp.	1,136,856

		6,561,795

Electronic Technology (11.5%)
49,500	Analog Devices, Inc.	1,863,180
9,200	Apple Computer, Inc. (3)	1,122,768
104,400	Cisco Systems, Inc. (3)	2,907,540
76,500	EMC Corp. (3)	1,384,650
35,800	Hewlett-Packard Co.	1,597,396
49,700	Intel Corp.	1,180,872
58,400	Nokia Corp., A.D.R.	1,641,624
40,800	Qualcomm, Inc.	1,770,312
27,000	Texas Instruments, Inc.	1,016,010

		14,484,352

Energy Minerals (8.1%)
21,100	Murphy Oil Corp.	1,254,184
32,000	Occidental Petroleum Corp.	1,852,160
40,400	Southwestern Energy Co. (3)	1,797,800
11,700	Suncor Energy, Inc.	1,052,064
11,600	Ultra Petroleum Corp. (3)	640,784
19,900	Valero Energy Corp.	1,469,814
34,366	XTO Energy, Inc.	2,065,397

		10,132,203

Finance (13.9%)
19,800	American Express Co.	1,211,364
32,862	American International Group, Inc.	2,301,326

Quantity Name of Issuer		Market Value ($)(1)

2,300	Chicago Merc. Exchange Holdings, Inc.	1,229,028
33,100	Citigroup, Inc.	1,697,699
19,400	Franklin Resources, Inc.	2,569,918
26,400	J.P. Morgan Chase & Co.	1,279,080
37,300	Mellon Financial Corp.	1,641,200
11,600	Merrill Lynch & Co., Inc.	969,528
12,900	Prudential Financial, Inc.	1,254,267
8,100	The Goldman Sachs Group, Inc.	1,755,675
44,200	Wells Fargo & Co.	1,554,514

		17,463,599

Health Services (2.3%)
8,100	Medco Health Solutions, Inc. (3)	631,719
22,700	UnitedHealth Group, Inc.	1,160,878
13,000	WellPoint, Inc. (3)	1,037,790

		2,830,387

Health Technology (10.4%)
38,500	Abbott Laboratories	2,061,675
36,000	Celgene Corp. (3)	2,063,880
32,500	Genentech, Inc. (3)	2,458,950
14,500	Genzyme Corp. (3)	933,800
40,800	Gilead Sciences, Inc. (3)	1,581,816
21,750	Johnson & Johnson	1,340,235
32,225	Pfizer, Inc.	823,994
23,900	Thermo Fisher Scientific, Inc. (3)	1,236,108
6,500	Zimmer Holdings, Inc. (3)	551,785

		13,052,243

Industrial Services (4.1%)
11,400	McDermott International, Inc. (3)	947,568
15,300	Noble Corp.	1,492,056
32,400	Schlumberger, Ltd.	2,752,056

		5,191,680

Non-Energy Minerals (0.9%)
10,650	Allegheny Technologies, Inc.	1,116,972

Process Industries (3.1%)
15,100	Air Products and Chemicals, Inc.	1,213,587
39,600	Monsanto Co.	2,674,584

		3,888,171

Producer Manufacturing (10.8%)
42,900	ABB, Ltd., A.D.R.	969,540
8,700	Caterpillar, Inc.	681,210
10,600	Deere & Co.	1,279,844
26,200	Emerson Electronic Co.	1,226,160
16,600	General Dynamics Corp.	1,298,452

Part B, Exhibit B - 24

Quantity Name of Issuer		Market Value ($)(1)

97,800	General Electric Co.	3,743,784
18,100	ITT Corp.	1,235,868
19,000	The Boeing Co.	1,827,040
18,300	United Technologies Corp.	1,298,019

		13,559,917

Retail Trade (4.8%)
53,700	CVS Corp.	1,957,365
14,500	J.C. Penney Co., Inc.	1,049,510
17,800	Lowe’s Companies, Inc.	546,282
39,800	Target Corp.	2,531,280

		6,084,437

Technology Services (8.3%)
29,000	Accenture, Ltd.	1,243,810
29,000	Adobe Systems, Inc. (3)	1,164,350
22,200	Automatic Data Processing, Inc.	1,076,034
21,800	First Data Corp.	712,206
3,900	Google, Inc. (3)	2,041,182
76,900	Microsoft Corp.	2,266,244
31,500	Oracle Corp. (3)	620,865
13,000	SAP AG	663,910
33,700	Western Union Co.	701,971

		10,490,572

Transportation (1.4%)
14,800	Burlington Northern Sante Fe Corp.	1,260,072
18,800	UTI Worldwide, Inc.	503,652

		1,763,724

Utilities (1.5%)
38,000	Equitable Research, Inc.	1,883,280

Total common stocks		120,381,383

(cost: $93,228,080)

Short-Term Securities (4.2%) (2)
5,224,000	Sit Money Market Fund, 4.96% (4)	5,224,000

(cost: $5,224,000)

Total investments in securities
(cost: $98,452,080) (5)		$125,605,383

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 25

Sit Mid Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s twelve-month return was +20.75%, compared to +19.73% for the Russell Mid Cap® Growth Index. The Russell Mid Cap® Index also rose +20.83% during the period.
          Once again, mid cap stocks provided strong returns over the past twelve months, both on an absolute basis and relative to both small and large cap issues. While we remain generally positive on the outlook for stocks, there is a risk that the tailwinds helping equities – particularly falling interest rates (which increase stock valuations) and accelerating corporate earnings growth – are now reversing. While this may limit the return potential for equities over the intermediate term, we believe that the prospects for improving relative performance for growth stocks are enhanced in this environment. Strong relative earnings gains from growth stocks stand out as earnings for the broad market decelerate, which, historically, has led to the growth style outperforming value in similar periods.
          The strong twelve month relative performance of the Fund was driven by strong stock selection, particularly in the electronic technology, producer manufacturing and consumer non-durables sectors. Good stock selection and overweighting the strongly performing finance sector also added to returns. The stocks that contributed most significantly to performance included Precision Castparts (+103% twelve-month total return), Apple (+113%), Coach (+58%), Intercontinental Exchange (+155%) and McDermott International (+79%). Conversely, our holdings in the retail trade sector detracted from performance, as both Chico’s FAS (-21%) and Best Buy (-14%) fell during the period.
          In terms of strategy, we believe the key investment themes that have driven the solid returns for the Fund in recent years remain in place. Traditional growth sectors, such as technology and health care, remain attractive based on strong fundamentals and attractive valuations. In addition, many sectors, such as capital goods, energy and transportation, are benefiting from strong economic growth outside the U.S. The Fund remains underweighted in sectors that are most exposed to domestic consumer spending, as a weak housing market and higher energy prices are weighing down growth prospects.
          Given investor enthusiasm for mid cap stocks and our positive fundamental outlook for companies held in the Fund, we remain optimistic about the Fund’s prospects in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$15.71 Per Share
6/30/06:	$13.01 Per Share

Total Net Assets:	$205.3 Million

Weighted Average Market Cap:	$12.8 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 26

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

3 Month**	7.82%	6.75%	5.30%
6 Month**	12.37	10.98	9.90
1 Year	20.75	19.73	20.83
5 Year	14.71	15.45	16.39
10 Year	6.63	8.66	11.86
Inception	13.89	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

1 Year	20.75%	19.73%	20.83%
5 Year	98.61	105.09	113.58
10 Year	90.09	129.41	206.74
Inception	2430.80	n/a	n/a
(9/2/82)

*As of 6/30/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $19,009 in the Fund or $22,941 in the Russell Midcap® Growth Index.

TOP 10 HOLDINGS

1.	Coach, Inc.
2.	Celgene Corp.
3.	Affiliated Managers Group, Inc.
4.	Smith International, Inc.
5.	McDermott International, Inc.
6.	Precision Castparts Corp.
7.	XTO Energy, Inc.
8.	NII Holdings, Inc.
9.	Cognizant Tech. Solutions Corp.
10.	Analog Devices, Inc.
Total Number of Holdings: 87

Part B, Exhibit B - 27

Sit Mid Cap Growth Fund
Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.1%) (2)
Commercial Services (1.1%)
43,400	Aecom Technology Corp. (3)	1,076,754
16,300	McGraw-Hill Companies, Inc.	1,109,704

		2,186,458

Communications (4.2%)
74,600	American Tower Corp. (3)	3,133,200
313,000	Level 3 Communications, Inc. (3)	1,831,050
46,400	NII Holdings, Inc. (3)	3,746,336

		8,710,586

Consumer Durables (1.7%)
28,800	Electronic Arts Inc. (3)	1,362,816
61,700	Scientific Games Corp. (3)	2,156,415

		3,519,231

Consumer Non-Durables (5.2%)
28,600	Bare Escentuals, Inc. (3)	976,690
137,700	Coach, Inc. (3)	6,525,603
23,500	Hansen Natural Corp. (3)	1,010,030
21,400	Polo Ralph Lauren Corp.	2,099,554

		10,611,877

Consumer Services (3.2%)
21,900	Harrah’s Entertainment, Inc.	1,867,194
61,700	International Game Technology	2,449,490
52,400	Marriott International, Inc.	2,265,776

		6,582,460

Electronic Technology (10.7%)
91,150	Analog Devices, Inc.	3,430,886
17,900	Apple Computer, Inc. (3)	2,184,516
86,775	Broadcom Corp. (3)	2,538,169
27,000	F5 Networks, Inc. (3)	2,176,200
62,950	Juniper Networks, Inc. (3)	1,584,452
18,900	KLA-Tencor Corp.	1,038,555
35,500	Lam Research Corp. (3)	1,824,700
58,200	Network Appliance, Inc. (3)	1,699,440
52,900	Trimble Navigation, Ltd. (3)	1,703,380
29,100	VeriFone Holdings, Inc. (3)	1,025,775
101,683	Xilinx, Inc.	2,722,054

		21,928,127

Energy Minerals (7.2%)
29,000	Apache Corp.	2,366,110
31,900	Frontier Oil Corp.	1,396,263
47,900	Geokinetics, Inc. (3)	1,486,337
32,600	Murphy Oil Corp.	1,937,744
76,400	Southwestern Energy Corp. (3)	3,399,800
69,916	XTO Energy, Inc.	4,201,952

		14,788,206

Quantity	Name of Issuer	Market Value ($)(1)

Finance (9.6%)
51,050	Ace, Ltd.	3,191,646
37,400	Affiliated Managers Group, Inc. (3)	4,815,624
15,600	IntercontinentalExchange, Inc. (3)	2,306,460
26,600	Lehman Brothers Holdings, Inc.	2,016,280
32,000	Northern Trust Corp.	2,055,680
54,500	T. Rowe Price Group Inc.	2,828,005
89,600	TCF Financial Corp.	2,490,880

		19,704,575

Health Services (3.8%)
31,100	Coventry Health Care, Inc. (3)	1,792,915
22,800	Express Scripts, Inc. (3)	1,140,228
30,200	Laboratory Corp. (3)	2,363,452
56,000	Stericycle, Inc. (3)	2,489,760

		7,786,355

Health Technology (14.5%)
15,000	Alcon, Inc.	2,023,650
34,600	Allergan, Inc.	1,994,344
35,600	Amylin Pharmaceuticals, Inc. (3)	1,465,296
107,100	Celgene Corp. (3)	6,140,043
85,800	Gilead Sciences, Inc. (3)	3,326,466
23,400	Idexx Laboratories, Inc. (3)	2,214,342
22,150	Intuitive Surgical, Inc. (3)	3,073,755
54,000	Kyphon, Inc. (3)	2,600,100
51,800	SurModics, Inc. (3)	2,590,000
66,050	Thermo Fisher Scientific Inc. (3)	3,416,106
29,000	Vertex Pharmaceuticals, Inc. (3)	828,240

		29,672,342

Industrial Services (6.2%)
52,300	McDermott International, Inc. (3)	4,347,176
27,400	Noble Corp.	2,672,048
78,500	Smith International, Inc.	4,603,240
23,200	URS Corp. (3)	1,126,360

		12,748,824

Non-Energy Minerals (2.7%)
26,750	Allegheny Technologies, Inc.	2,805,540
36,700	RTI International Metals, Inc. (3)	2,766,079

		5,571,619

Process Industries (2.8%)
68,900	Airgas, Inc.	3,300,310
45,600	Albemarle Corp.	1,756,968
6,700	National-Oilwell Varco, Inc. (3)	698,408

		5,755,686

Part B, Exhibit B - 28

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (8.3%)
59,950	AMETEK, Inc.	2,378,816
63,000	IDEX Corp.	2,428,020
42,000	ITT Industries, Inc.	2,867,760
33,200	Jacobs Engineering Group, Inc. (3)	1,909,332
34,900	Precision Castparts Corp.	4,235,464
16,200	Rockwell Collins, Inc.	1,144,368
19,200	Textron, Inc.	2,114,112

		17,077,872

Retail Trade (3.6%)
28,200	Dick’s Sporting Goods, Inc. (3)	1,640,394
55,000	GameStop Corp. (3)	2,150,500
23,600	J.C. Penney Company, Inc.	1,708,168
38,700	Nordstrom, Inc.	1,978,344

		7,477,406

Technology Services (10.8%)
80,590	Adobe Systems, Inc. (3)	3,235,688
27,850	Akamai Technologies, Inc. (3)	1,354,624
52,300	Amdocs, Ltd. (3)	2,082,586
47,100	Autodesk, Inc. (3)	2,217,468
69,300	Ceridian Corp. (3)	2,425,500
63,600	Citrix Systems, Inc. (3)	2,141,412
49,500	Cognizant Tech. Solutions Corp. (3)	3,716,955
50,600	Global Payments Inc.	2,006,290
29,100	Intuit, Inc. (3)	875,328
53,300	Paychex, Inc.	2,085,096

		22,140,947

Transportation (2.5%)
43,900	C.H. Robinson Worldwide, Inc.	2,305,628
46,700	Expeditors Intl. of Washington, Inc.	1,928,710
35,800	UTI Worldwide, Inc.	959,082

		5,193,420

Total common stocks		201,455,991

(cost: $136,048,273)

Short-Term Securities (1.8%) (2)
3,614,000	Sit Money Market Fund, 4.96% (4)	3,614,000

(cost: $3,614,000)

Total investments in securities
(cost: $139,662,273) (5)		$ 205,069,991

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 29

Sit International Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

          The Sit International Growth Fund appreciated +21.87% for the last fiscal year while the MSCI EAFE Growth Index returned +25.29%. The appreciation was driven by positive stock selection on both a regional and sector basis. However, the underperformance was primarily a result of our currency exposure, (e.g. underweighting European currencies, and overweighting the yen and dollar-pegged investments). In particular, Latin American telecom, Japanese industrial, and European health care and financial holdings positively contributed to the portfolio while consumer staple and Canadian energy investments detracted.

          With healthy economies, favorable exchange rates, reform-oriented politicians, decreasing corporate tax rates, relatively limited geopolitical exposure, increasing liquidity, and reasonable absolute and relative valuation levels, the Fund’s European weight increased substantially to 57.3% at the end of June. Even so, the Fund is still modestly underweight the Index weight of 67.5%. We emphasize companies with rising ROEs, high free cash flow yields, and rising earnings and dividends.
          Given anticipated lower total demand with the aging and declining population, the sluggish pace of overcoming deflation, a government macro policy that places more emphasis on preventing an asset bubble than cultivating markets, conservative profit guidance in corporate disclosure, and lack of an immediate catalyst, the Japan weight decreased slightly to 20.6%, now marginally underweight the Index at 21.3%. The Bank of Japan appears reluctant to increase interest rates until more evidence of a recovery and inflation appear. Given the uncertainty, we continue to hold globally dominant and conservative growth companies, along with Japan restructuring participants.
          The Fund remains overweight in Asia ex-Japan at 14.8% versus 11.2% for the Index through consumer-related and commodity-exporting sectors. In particular the Fund’s investments continue to benefit from China’s relentless economic growth.
          The non-index areas of Canada, Israel, and Latin America comprise approximately 6% via investments in energy-related, software, and domestic consumption stocks.

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$18.70 Per Share
6/30/06:	$15.48 Per Share

Total Net Assets:	$39.5 Million

Weighted Average Market Cap:	$58.2 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 30

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	8.59%	6.66%	6.40%
6 Month**	10.85	11.94	10.74
1 Year	21.87	25.29	27.00
5 Year	12.16	15.37	17.73
10 Year	2.25	5.18	7.66
Inception	6.33	5.86	8.22
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	21.87%	25.29%	27.00%
5 Year	77.52	104.41	126.19
10 Year	24.89	65.76	109.20
Inception	161.70	144.12	245.16
(11/1/91)

*As of 6/30/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East.
(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $12,489 in the Fund or $16,576 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 31

Sit International Growth Fund

Portfolio of Investments - June 30, 2007

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Rio Tinto, A.D.R.
3.	Veolia Environment
4.	Schlumberger, Ltd.
5.	Vestas Wind Systems, Inc.
6.	NII Holdings, Inc.
7.	Novartis, A.G.
8.	Roche Holdings, A.G.
9.	Puma AG
10.	Central Euro Media
Total Number of Holdings: 90

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (98.3%) (2)
Africa/ Middle East (0.8%)
Israel (0.8%)
7,600	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	302,632

Asia (34.4%)
Australia (8.0%)
17,444	Australia and New Zealand
	Banking Group (Finance)	429,037
47,051	BHP Billiton, Ltd. (Non-Energy Minerals)	1,398,328
4,400	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	1,346,928

		3,174,293

Hong Kong / China (4.4%)
3,400	China Mobile, Ltd. (Communications)	183,260
65,800	Hongkong Land Holdings, Ltd. (Finance)	296,100
2,528	HSBC Holdings, p.l.c. (Finance)	46,409
18,600	HSBC Holdings, p.l.c. (Finance)	339,030
334,000	Petrochina (Energy Minerals)	492,163
31,600	Sun Hung Kai Properties, Ltd. (Finance)	380,353

		1,737,315

India * (0.8%)
6,500	ICICI Bank Ltd. (Finance)	319,475

Japan (20.6%)
7,700	AFLAC, Inc., A.D.R. (Finance)	395,780
20,500	Asahi Breweries (Consumer Non-Durables)	317,223
10,500	Canon, Inc. (Electronic Tech.)	614,721
65	East Japan Railway (Transportation)	500,020
5,900	FANUC LTD. (Producer Mfg.)	607,701
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	408,114
14,200	Ito En, Ltd. (Consumer Non Durables)	465,687
11,000	Kao Corp. (Consumer Non-Durables)	284,141
46	KDDI Corp. (Communications)	340,079

Quantity	Name of Issuer	Market Value ($)(1)

13,000	Kirin Holdings Company, Ltd.
	(Consumer Non-Durables)	194,008
7,000	Millea Holdings, Inc. (Finance)	286,813
40	Mitsubishi UFJ Financial
	Group, Inc. (Finance)	440,283
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	216,883
52,000	Nippon Oil Corp. (Energy Minerals)	482,546
20,000	Nomura Holdings, Inc. (Finance)	388,680
6,000	Seven & I Holdings Co., Ltd. (Retail Trade)	171,019
57,000	SHIMIZU Corp. (Producer Mfg.)	330,013
3,600	Sony Corp. (Consumer Durables)	184,932
50	Sumitomo Mitsui Financial
	Group, Inc. (Finance)	465,606
7,500	Takeda Pharmaceutical Co. (Health Tech.)	483,420
5,200	Yamada Denki Co. (Retail Trade)	542,338

		8,120,007

South Korea (0.6%)
750	Samsung Electronics Co.,
	G.D.R. (Electronic Tech.)	229,733

Europe (57.3%)
Austria (0.5%)
1,235	Raiffeisen Intl. Bank Holding A.G. (Finance)	196,315

Czech Republic (1.7%)
6,700	Central European Media Enterprises, Ltd.
	(Consumer Svcs.) (3)	653,786

Denmark (2.6%)
2,450	Genmab A/S (Health Technology) (3)	157,177
13,000	Vestas Wind Systems A/S
	(Process Industries) (3)	858,771

		1,015,948

Finland (1.1%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	423,056

France (10.6%)
12,136	AXA (Finance)	524,652
3,353	BNP Paribas (Finance)	400,128
5,700	Business Objects, A.D.R. (Tech. Svcs.) (3)	221,388
4,784	Danone (Consumer Non-Durables)	387,791
11,800	Schlumberger, Ltd. (Industrial Svcs.)	1,002,292
6,884	Total, S.A. (Energy Minerals)	560,248
14,150	Veolia Environment (Utilities)	1,108,988

		4,205,487

Part B, Exhibit B - 32

Quantity	Name of Issuer	Market Value ($)(1)

Germany (8.7%)
2,500	Allianz SE (Finance)	586,104
1,500	Deutsche Bank AG (Finance)	217,110
5,250	Fresenius AG (Health Tech.)	399,543
2,487	Muenchener Rueckver (Finance)	455,791
1,485	Puma AG (Consumer Durables)	662,237
10,892	SAP AG (Tech. Services)	560,016
3,896	Siemens AG (Producer Mfg.)	560,743

		3,441,544

Ireland (2.0%)
21,920	Anglo Irish Bank Corp. (Finance) (3)	447,021
26,750	C&C Group (Consumer Non-Durables)	360,549

		807,570

Italy (2.2%)
31,100	Azimut Holdings SpA (Finance) (3)	533,426
21,450	Banco Popolare di Milano Scarl (Finance)	327,932

		861,358

Netherlands (1.5%)
6,496	ING Groep N.V. (Finance)	287,672
7,180	Philips Electronics N.V. (Consumer Durables)	306,035

		593,707

Norway (1.0%)
6,400	Telenor, A.D.R. (Communications)	376,273

Spain (1.7%)
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	185,288
22,675	Telefonica, S.A. (Communications)	506,516

		691,804

Sweden (1.4%)
13,500	Ericsson, A.D.R. (Electronic Tech.)	538,515

Switzerland (11.5%)
10,500	ABB, Ltd., A.D.R. (Producer Manufacturing)	237,300
5,255	Credit Suisse Group (Finance)	374,530
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	529,672
1,563	Nestle, S.A. (Consumer Non-Durables)	594,287
12,586	Novartis, A.G. (Health Tech.)	708,579
2,146	Panalpina Welttransport Holding
	(Transportation) (3)	453,504
3,767	Roche Holdings, A.G. (Health Tech.)	668,200
3,620	Synthes, Inc. (Health Tech.) (3)	433,892
9,282	UBS, A.G. (Finance)	557,405

		4,557,369

Quantity	Name of Issuer	Market Value ($)(1)

United Kingdom (10.8%)
43,910	BAE Systems p.l.c. (Producer Manufacturing)	356,798
15,266	Barclays, p.l.c. (Finance)	213,176
5,100	BP p.l.c., A.D.R. (Energy Minerals)	367,914
35,800	Burberry Group, p.l.c. (Retail Trade)	493,451
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	371,827
12,300	Pearson plc (Consumer Services)	207,132
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	539,680
28,281	Royal Bank of Scotland (Finance)	359,172
60,712	Tesco, p.l.c. (Retail Trade)	509,770
184,359	Vodafone Group, p.l.c. (Communications)	620,690
15,354	WPP Group p.l.c. (Consumer Svcs.)	230,578

		4,270,188

Latin America (4.1%)
Argentina (1.2%)
9,850	Tenaris S.A., A.D.R. (Industrial Services)	482,256

Mexico (2.9%)
9,900	NII Holdings, Inc. (Communications) (3)	799,326
88,260	Wal-Mart de Mexico (Retail Trade)	335,311

		1,134,637

North America (1.7%)
Canada (0.7%)
6,300	Agrium, Inc. (Process Industries)	275,625

United States (1.0%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	216,342
5,529	VeriFone Holdings, Inc. (Commercial Svcs.) (3)	194,897

		411,239

Total common stocks
(cost: $24,241,081)		38,820,132

Closed-End Mutual Fund (1.0%) (2)
9,500	India Fund* (Consumer Svcs.)	414,675

(cost: $232,799)

Short Term Securities (0.8%) (2)
328,000	Sit Money Market Fund, 4.96% (4)	328,000

(cost: $328,000)

Total investments in securities
(cost: $24,801,880) (5)		$ 39,562,807

* The fund’s total investment in India including the India Fund comprises 1.8% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 33

Sit Small Cap Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned +19.96% over the past twelve months. This compares to the +16.83% return for the Russell 2000® Growth Index and the +16.43% gain for the Russell 2000® Index.

          Small cap stocks posted exceptional returns over the last twelve months, overcoming persistent investor concerns over rising oil prices, interest rates and the potential for moderating economic growth. Although the equity markets have turned volatile in recent weeks, largely due to higher oil prices and inflation fears, we have viewed this as an opportunity to add to positions in high quality growth stocks within the Fund. We remain particularly optimistic over the prospects for growth stocks, given their improving earnings growth trends relative to the broader market and their highly attractive valuations.
          In terms of our current strategy, nothing has materially changed the key investment themes and sector strategies that we have emphasized over the past several years. The Fund remains well-diversified among sectors, with a particular emphasis on traditional growth sectors, including health technology and electronic technology. In addition, we continue to overweight the energy, industrial services and producer manufacturing sectors, as these groups continue to benefit from supply/demand imbalances in commodities (particularly energy) and the surging “infrastructure” development in emerging economies. Conversely, we remain underweighted in the consumer durables, retail and finance sectors, as these groups are among the most vulnerable to weakening housing trends and energy prices.
          Relative to the Russell 2000® Growth Index, the Fund’s strong relative performance was driven by strong stock selection in many sectors, including industrial services (Flotek, +286% over the twelve-month period), electronic technology (Commscope, +86%), finance (Affiliated Managers Group, +48%) and health technology (CryoLife, +141%). Conversely, the Fund’s performance was hurt by our holdings within the technology services sector. In terms of individual stocks, the poorest performers included Rackable Systems (-70%), Gasco Energy (-37%) and Parallel Petroleum (-31%).
          Our research team remains highly-focused on identifying long-term investment opportunities within the small cap universe, and we appreciate shareholders’ continued interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$40.14 Per Share
6/30/06:	$33.46 Per Share

Total Net Assets:	$105.8 Million

Weighted Average Market Cap:	$3.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 34

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	10.97%	6.69%	4.42%
6 Month**	17.33	9.33	6.45
1 Year	19.96	16.83	16.43
5 Year	13.77	13.08	13.88
10 Year	10.50	5.28	9.06
Inception	13.89	8.20	11.47
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	19.96%	16.83%	16.43%
5 Year	90.60	84.91	91.53
10 Year	171.39	67.31	138.03
Inception	442.95	178.66	310.61
(7/1/94)

*As of 6/30/07.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have grown to $27,139 in the Fund or $16,731 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Frontier Oil Corp.
2.	Commscope Inc.
3.	Affiliated Managers Group, Inc.
4.	Arena Resources, Inc.
5.	Southwestern Energy Co.
6.	SBA Communications Corp.
7.	Coach, Inc.
8.	Arris Group, Inc.
9.	RTI International Metals, Inc.
10.	Celgene Corp.
Total Number of Holdings: 93

Part B, Exhibit B - 35

Sit Small Cap Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.6%) (2)
Commercial Services (2.1%)
21,500	Aegean Marine Petroleum Network, Inc.	408,930
15,100	FactSet Research Systems, Inc.	1,032,085
15,900	Getty Images, Inc. (3)	760,179

		2,201,194

Communications (4.0%)
14,900	NII Holdings, Inc. (3)	1,203,026
62,650	SBA Communications Corp. (3)	2,104,413
46,700	Time Warner Telecom, Inc. (3)	938,670

		4,246,109

Consumer Durables (1.5%)
31,600	Scientific Games Corp. (3)	1,104,420
15,100	THQ, Inc. (3)	460,852

		1,565,272

Consumer Non-Durables (3.2%)
43,200	Coach, Inc. (3)	2,047,248
30,000	Hansen Natural Corp. (3)	1,289,400

		3,336,648

Consumer Services (1.0%)
20,700	Life Time Fitness, Inc. (3)	1,101,861

Electronic Technology (13.0%)
114,800	Arris Group, Inc. (3)	2,019,332
44,600	CommScope, Inc. (3)	2,602,410
30,050	Fairchild Semiconductor International, Inc. (3)	580,566
29,160	Intersil Corp.	917,374
32,300	Microsemi Corp. (3)	773,585
26,900	MICROS Systems, Inc. (3)	1,463,360
29,400	Radyne Corp. (3)	313,698
25,000	Silicon Laboratories, Inc. (3)	865,250
5,700	Silicon Motion Technology Corp. (3)	141,531
112,850	Sonus Networks, Inc. (3)	961,482
36,100	Trimble Navigation, Ltd. (3)	1,162,420
25,200	Varian Semiconductor Equip. Assoc., Inc. (3)	1,009,512
14,700	ViaSat, Inc. (3)	471,870
20,800	Xyratex, Ltd. (3)	462,384

		13,744,774

Energy Minerals (7.6%)
42,050	Arena Resources, Inc. (3)	2,443,525
75,900	Frontier Oil Corp.	3,322,143
51,600	Southwestern Energy Co. (3)	2,296,200

		8,061,868

Quantity	Name of Issuer	Market Value ($)(1)

Finance (6.0%)
19,775	Affiliated Managers Group, Inc. (3)	2,546,229
37,900	Aspen Insurance Holdings, Ltd.	1,063,853
21,500	Boston Private Financial Holdings, Inc.	577,705
24,400	Cowen Group, Inc. (3)	437,004
21,400	National Financial Partners Corp.	991,034
14,400	The Navigators Group, Inc. (3)	776,160

		6,391,985

Health Services (6.6%)
28,200	Allscripts Healthcare Solutions, Inc. (3)	718,536
18,200	Covance, Inc. (3)	1,247,792
22,900	Healthways, Inc. (3)	1,084,773
30,500	Psychiatric Solutions, Inc. (3)	1,105,930
24,900	Radiation Therapy Services, Inc. (3)	655,866
25,300	Stericycle, Inc. (3)	1,124,838
28,200	VCA Antech, Inc. (3)	1,062,858

		7,000,593

Health Technology (15.9%)
30,000	Accuray, Inc. (3)	665,400
35,900	Amylin Pharmaceuticals, Inc. (3)	1,477,644
30,900	Celgene Corp. (3)	1,771,497
103,650	CryoLife, Inc. (3)	1,348,487
59,200	CV Therapeutics, Inc. (3)	782,032
22,100	Immucor, Inc. (3)	618,137
12,600	Intuitive Surgical, Inc. (3)	1,748,502
36,200	Kyphon, Inc. (3)	1,743,030
30,900	Lifecell Corp. (3)	943,686
63,400	NuVasive, Inc. (3)	1,712,434
16,900	Palomar Medical Technologies, Inc. (3)	586,599
35,000	PerkinElmer, Inc.	912,100
18,500	ResMed, Inc. (3)	763,310
26,696	SurModics, Inc. (3)	1,334,800
23,800	Thoratec Corp. (3)	437,682

		16,845,340

Industrial Services (8.3%)
40,000	Chicago Bridge & Iron Co.	1,509,600
13,400	Core Laboratories N.V. (3)	1,362,646
19,400	Flotek Industries, Inc. (3)	1,163,030
17,000	Lufkin Industries, Inc.	1,097,350
18,150	McDermott International, Inc. (3)	1,508,628
34,100	Sterling Constructioin Company, Inc. (3)	721,215
30,000	URS Corp. (3)	1,456,500

		8,818,969

Part B, Exhibit B - 36

Quantity	Name of Issuer	Market Value ($)(1)

Non-Energy Minerals (2.2%)
5,100	Haynes International, Inc. (3)	430,593
25,200	RTI International Metals, Inc. (3)	1,899,324

		2,329,917

Process Industries (1.9%)
58,900	Landec Corp. (3)	789,260
39,400	UAP Holding Corp.	1,187,516

		1,976,776

Producer Manufacturing (10.0%)
35,425	AMETEK, Inc.	1,405,664
7,800	Ampco-Pittsburgh Corp.	312,702
23,500	Anixter International, Inc. (3)	1,767,435
18,900	Astec Industries, Inc. (3)	797,958
33,300	IDEX Corp.	1,283,382
17,925	Joy Global, Inc.	1,045,565
29,850	Kaydon Corp.	1,555,782
26,600	Roper Industries, Inc.	1,518,860
18,300	Teledyne Technologies, Inc. (3)	840,885

		10,528,233

Retail Trade (4.1%)
25,700	DSW, Inc. (3)	894,874
31,700	GameStop Corp. (3)	1,239,470
32,800	Jos. A. Bank Clothiers, Inc. (3)	1,360,216
16,800	The Men’s Wearhouse, Inc.	857,976

		4,352,536

Technology Services (9.2%)
59,200	ANSYS, Inc. (3)	1,568,800
19,400	Business Objects S.A., A.D.R. (3)	753,496
47,700	Citrix Systems, Inc. (3)	1,606,059
103,050	Informatica Corp. (3)	1,522,049
38,200	j2 Global Communications, Inc. (3)	1,333,180
38,800	Quest Software, Inc. (3)	628,172
10,300	SAVVIS, Inc. (3)	509,953
15,600	Syntel, Inc.	474,084
35,400	The Ultimate Software Group, Inc. (3)	1,024,122
9,100	ValueClick, Inc. (3)	268,086

		9,688,001

Transportation (0.9%)
36,200	UTI Worldwide, Inc.	969,798

Utilities (1.1%)
23,700	Equitable Resources, Inc.	1,174,572

Total common stocks
(cost: $73,805,456)		104,334,446

Quantity	Name of Issuer	Market Value ($)(1)

Short-Term Securities (1.4%) (2)
1,530,000	Sit Money Market Fund, 4.96% (4)	1,530,000

(cost: $1,530,000)

Total investments in securities
(cost: $75,335,456) (5)		$105,864,446

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 37

Sit Science and Technology Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

          The Sit Science and Technology Growth Fund returned +14.47% over the past twelve months, compared to the +20.59% return for the NYSE Arca Technology 100 Index.
          Science and technology stocks gained solid ground over the past year, as attractive valuations and strong earnings growth drove investor interest in the sector. Despite higher share prices compared to one year ago, we believe fundamentals continue to support a positive outlook over the intermediate- and longer-term for most science and technology industries for several reasons. First, investor sentiment surrounding growth stocks is improving, as most growth indices have outperformed their value counterparts in recent months. Since science and technology stocks carry large weights within growth indices, this change in sentiment clearly benefits the sector. Second, fundamentals are sound across most technology-related businesses, and our research team continues to identify numerous secular growth themes in many diverse areas, such as network security, wireless communications, data storage, business intelligence software, biotechnology and medical devices. Importantly, strong business fundamentals are driving earnings growth for companies in the Fund; we estimate that the median earnings growth rate was +27% for the first quarter of 2007 (more than twice the earnings growth rate of the S&P 500 Index). Third, in addition to strong earnings growth, balance sheets within the science and technology sector continue to be exceptional. We estimate that 49 out of 57 companies currently held in the Fund have cash on the balance sheets that exceeds debt levels. In addition to providing strong potential for share repurchases and dividends, strong balance sheets tend to be a key driver that propels merger and acquisition activity.
          The Fund’s relative return (to the Arca Tech 100 Index) was negatively impacted over the past twelve months by holdings in the technology services (NAVTEQ, Global Payments), health technology (Amylin Pharmaceuticals, Vertex Pharmaceuticals) and producer manufacturing (Energy Conversion Devices) sectors. The Fund’s holdings within the electronic technology sector helped relative returns over the period, led by strong gains in Advanced Energy Industries, Cisco Systems, and Apple. As of June 30th, the Fund was 99% invested in equities, with the largest sector weights in electronic technology, technology services and health technology.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$11.47 Per Share
6/30/06:	$10.02 Per Share

Total Net Assets:	$12.0 Million

Weighted Average Market Cap:	$45.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 38

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)
3 Month**	8.21%	7.26%	7.50%
6 Month**	6.70	8.01	7.79
1 Year	14.47	20.59	19.85
3 Year	4.61	8.74	8.33
5 Year	8.81	12.99	12.21
Inception	1.79	13.22	5.46
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)
1 Year	14.47%	20.59%	19.85%
3 Year	14.47	28.58	27.12
5 Year	52.53	84.13	77.91
Inception	18.38	225.45	65.77
(12/31/97)

*As of 6/30/07		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of 100 technology-related exchange-listed and over-the-counter stocks.
(2)

A broad-based capitalization-weighted index that measures stocks in all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index includes over 3,000 companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/07 would have grown to $11,838 in the Fund or $32,545 in the ArcaEx Tech 100 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Cisco Systems, Inc.
2.	Google, Inc.
3.	Celgene Corp.
4.	Apple Computer, Inc.
5.	Genentech, Inc.
6.	Thermo Fisher Scientific Inc.
7.	Cognizant Tech Solutions Corp.
8.	Analog Devices, Inc.
9.	Hewlett-Packard Co.
10.	Amylin Pharmaceuticals, Inc.
Total Number of Holdings: 58

Part B, Exhibit B - 39

Sit Science and Technology Growth Fund

Portfolio of Investments - June 30, 2007

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (99.5%) (2)

Consumer Durables (1.5%)
3,800	Electronic Arts, Inc (3)	179,816

Electronic Technology (37.5%)
5,500	Agilent Technologies, Inc. (3)	211,420
7,200	Analog Devices, Inc.	271,008
3,100	Apple Computer, Inc. (3)	378,324
9,000	Broadcom Corp. (3)	263,250
2,500	Ciena Corp. (3)	90,325
22,000	Cisco Systems, Inc. (3)	612,700
14,300	EMC Corp. (3)	258,830
6,000	Hewlett-Packard Co.	267,720
7,000	Intel Corp.	166,320
5,200	LM Ericsson, A.D.R.	207,428
2,500	Lam Research Corp. (3)	128,500
11,000	Marvell Technology Group, Ltd. (3)	200,310
1,200	Microsemi Corp. (3)	28,740
5,300	Network Appliance, Inc. (3)	154,760
6,700	Nokia Corp.	188,337
6,000	Qualcomm, Inc.	260,340
13,000	Radyne ComStream, Inc. (3)	138,710
4,100	Silicon Laboratories Inc. (3)	141,901
2,650	Silicon Motion Technology Corp. (3)	65,800
3,200	Texas Instruments, Inc.	120,416
7,300	Xilinx, Inc.	195,421
7,100	Xyratex, Ltd. (3)	157,833

		4,508,393

Health Technology (31.9%)
5,300	Accuray, Inc. (3)	117,554
1,300	Alcon, Inc.	175,383
4,000	Allergan, Inc.	230,560
6,500	Amylin Pharmaceuticals, Inc. (3)	267,540
6,800	Celgene Corp. (3)	389,844
10,900	CV Therapeutics, Inc. (3)	143,989
5,000	Genentech, Inc. (3)	378,300
6,000	Gilead Sciences, Inc. (3)	232,620
1,400	Intuitive Surgical, Inc. (3)	194,278
4,300	Kyphon, Inc. (3)	207,045
3,300	Millipore Corp. (3)	247,797
8,600	NuVasive, Inc. (3)	232,286
10,000	Sirtris Pharmaceuticals, Inc. (3)	98,700
4,000	Surmodics, Inc. (3)	200,000
3,100	St. Jude Medical, Inc. (3)	128,619
6,800	Thermo Fisher Scientific, Inc. (3)	351,696
6,000	Thoratec Corp. (3)	110,340
4,800	Vertex Pharmaceuticals, Inc. (3)	137,088

		3,843,639

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (2.0%)
2,500	The Boeing Company	240,400

Technology Services (26.6%)
6,600	Adobe Systems, Inc. (3)	264,990
3,500	Akamai Technologies, Inc. (3)	170,240
8,800	ANSYS, Inc. (3)	233,200
5,500	Autodesk, Inc.	258,940
1,200	Baidu.com, Inc. (3)	201,576
4,200	Citrix Systems, Inc. (3)	141,414
3,900	Cognizant Tech. Solutions Corp. (3)	292,851
5,000	Global Payments, Inc.	198,250
950	Google, Inc. (3)	497,211
5,000	J2 Global Communications, Inc. (3)	174,500
4,000	McAfee, Inc. (3)	140,800
8,500	Microsoft Corp.	250,495
10,000	Oracle Corp. (3)	197,100
2,500	SAVVIS, Inc. (3)	123,775
2,000	ValueClick, Inc. (3)	58,920

		3,204,262

Total common stocks		11,976,510

(cost: $9,616,785)

Short-Term Securities (0.7%) (2)
81,000	Sit Money Market Fund, 4.96% (4)	81,000

(cost: $81,000)

Total investments in securities
(cost: $9,697,785) (5)		$12,057,510

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 40

This page has been left blank intentionally.

Part B, Exhibit B - 41

Sit Developing Markets Growth Fund
One Year Ended June 30, 2007

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

          The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index, appreciating +43.82% for the latest fiscal year versus +41.76%. Positive stock selection and allocation on a regional and country basis were the primary drivers. The commodity-exposed holdings such as energy and materials stocks were positive contributors along with consumer-related investments and utility holdings. This strong performance was partially offset by the Fund’s investments in financial and information technology holdings. Additionally, currency exposure (e.g. overweight dollar-pegged assets and Latin America) was the key deterrent to the positive absolute and relative performance.
          The Fund increased its overweight exposure in Asia to 61.8% versus a weight of 53.7% for the Index. Most of this increase has come from new investments in China, such as Ajisen Holdings, China 3C Group, China Mobile, Focus Media, Homes Inn and Hotels Management, Huabao International, New Oriental Education, and Travelsky Technology.
          The weight in Latin America remained virtually unchanged at 23.1%, but is still overweight the Index weight of 20.4% The Fund’s exposure is through investments in commodity-related holdings (energy and materials) and consumer-related stocks (retail and telecommunication).
          Given better prospects in Asia, the Fund’s exposure to Eastern Europe decreased to 5.6%, underweight the Index at 14.8%. The Eastern Europe investments are consumer consumption oriented, focusing on the utility, media, and telecom sectors. In addition, the Fund has exposure to commodity-related holdings.
          Similar to last year, the Fund continues to be underweight the Middle East and African region at 4.1% versus the Index at 11.1%. The Fund’s Israeli holdings consist of global companies with only a portion of operations in the Middle East and excellent contingency plans while the South African holdings consist of energy, industrial, and media stocks.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/07:	$24.94 Per Share
6/30/06:	$17.38 Per Share

Total Net Assets:	$18.4 Million

Weighted Average Market Cap:	$37.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 42

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	14.39%	14.06%	13.91%
6 Month**	18.65	16.11	15.35
1 Year	43.82	41.76	43.32
5 Year	25.54	27.08	25.90
10 Year	6.85	6.70	6.53
Inception	7.44	6.29	n/a
(7/1/94)
CUMULATIVE TOTAL RETURNS*
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	43.82%	41.76%	43.32%
5 Year	211.84	231.41	216.33
10 Year	93.95	91.24	88.31
Inception	154.49	121.15	n/a
(7/1/94)

*As of 6/30/07		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.
(2)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/97 and held until 6/30/07 would have increased to $19,395 in the Fund, or $19,124 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Part B, Exhibit B - 43

Sit Developing Markets Growth Fund

Portfolio of Investments - June 30, 2007

10 LARGEST HOLDINGS

1.	America Movil, A.D.R.
2.	Samsung Electronics
3.	Companhia Vale do Rio Doce, A.D.R.
4.	BHP Billiton, Ltd., A.D.R.
5.	Hon Hai Precision, G.D.R.
6.	Petroleo Brasliero
7.	China Communications
8.	Reliance Industries
9.	China Mobile, Ltd.
10.	China Water Affairs Group
Total Number of Holdings: 78

Quantity	Name of Issuer Market Value ($)(1)

Common Stocks (94.3%) (2)
Africa/ Middle East (4.1%)
Israel (1.9%)
4,600	Amdocs, Ltd. (Technology Svcs.) (3)	183,172
5,000	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	173,700

		356,872

South Africa (2.2%)
5,300	Bidvest Group, Ltd. (Consumer Services)	108,225
6,900	Naspers, Ltd. (Consumer Services)	178,077
3,000	Sasol (Energy Minerals)	112,620

		398,922

Asia (60.6%)
Australia (4.2%)
7,910	BHP Billiton, Ltd., A.D.R. (Non-Energy
	Minerals)	472,622
1,000	Rio Tinto, A.D.R, (Non-Energy Minerals)	306,120

		778,742

China / Hong Kong (21.7%)
100,000	Ajisen China Holdings, Ltd.
	(Consumer Services) (3)	105,911
14,500	China 3C Group, A.D.R. (Retail Trade) (3)	89,755
240,000	China Communications Construction. Co.
	(Transportation) (3)	429,785
4,533	China Life Insurance Co., A.D.R. (Utilities)	243,286
7,200	China Mobile, Ltd. (Communications)	388,080
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	240,195
660,000	China Water Affairs Group (Utilities) (3)	384,963
4,000	Focus Media Holding, Ltd., A.D.R.
	(Commercial Services) (3)	202,000
2,500	Home Inns & Hotels Mgmt., Inc., A.D.R.
	(Consumer Services) (3)	80,525
45,000	Hongkong Land Holdings, Ltd. (Finance)	202,500

Quantity	Name of Issuer Market Value ($)(1)

135,000	Huabao International Holdings, Ltd.
	(Consumer Non-Durables)	130,374
4,100	New Oriental Education & Technology
	Group, A.D.R. (Consumer Svcs.) (3)	220,252
180,000	PetroChina Co. (Energy Minerals)	265,237
120,808	Ports Design, Ltd. (Retail Trade)	339,960
300,000	Shanghai Jin Jiang International Hotels Co. (Consumer Services) (3)	155,413
6,000	Sun Hung Kai Properties, Ltd. (Finance)	72,219
90,000	Travelsky Technology, Ltd. (Consumer Svcs.)	77,016
96,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	233,311
48,000	Wumart Stores, Inc. (Retail Trade) (6)	33,277
86,000	Xinao Gas Holdings, Ltd. (Utlities)	108,024

		4,002,083

India * (5.1%)
6,400	ICICI Bank, A.D.R. (Finance)	314,560
4,600	Infosys Technologies, Ltd., A.D.R. (Tech-
	nology Svcs.)	231,748
4,700	Reliance Industries, Ltd., G.D.R.
	(Energy Minerals)	392,491

		938,799

Indonesia (1.5%)
71,500	PT Astra International (Producer Mfg.)	133,741
3,400	PT Telekomunikasi, A.D.R. (Communications)	146,540

		280,281

Phillipines (1.9%)
991,000	Manila Water Co. (Utilities)	267,838
61,100	Union Bank of Philippines (Finance)	81,907

		349,745

Russia (3.8%)
4,475	Gazprom, A.D.R. (Energy Minerals)	187,503
2,700	LUKOIL, A.D.R. (Energy Minerals)	207,090
2,800	Vimpel Communications, A.D.R.
	(Communications) (3)	295,008

		689,601

Singapore (1.6%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	126,853
85,644	Starhub, Ltd. (Communications)	171,350

		298,203

South Korea (12.7%)
550	Cheil Communications, Inc.
	(Commercial Svcs.)	169,364
9,007	Industrial Bank of Korea (Finance)	183,766
5,200	Korea Electric Power Corp. (Utilities)	113,880
2,200	Kookmin Bank (Finance)	193,116
1,900	Kookmin Bank, A.D.R. (Finance)	166,668

Part B, Exhibit B - 44

Quantity	Name of Issuer Market Value ($)(1)

1,800	POSCO, A.D.R. (Non-Energy Minerals)	216,000
1,080	Samsung Electronics (Electronic Tech.)	661,630
5,600	Shinhan Financial Group (Finance)	340,643
310	Shinsegae Co., Ltd. (Retail Trade)	201,992
3,100	SK Telecom Co., A.D.R. (Communications)	84,785

		2,331,844

Taiwan (7.7%)
79,778	Cathay Financial Holding Co., Ltd.
	(Finance)	190,549
26,272	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Tech.)	470,265
10,800	Hon Hai Precision Industry Co., Ltd.
	(Electronic Tech.)	93,324
9,350	MediaTek, Inc. (Electronic Tech.)	145,658
111,362	Taiwan Semiconductor Co. (Electronic Tech.)	240,236
24,635	Taiwan Semiconductor Manufacturing
	Co., Ltd., A.D.R. (Electronic Tech.)	274,191

		1,414,223

Thailand (0.4%)
22,500	Bangkok Bank Public Co., Ltd. (Finance)	79,508

Europe (5.6%)
Czech Republic (3.7%)
3,500	Central European Media Enterprises, Ltd.
	(Consumer Services) (3)	341,530
6,700	CEZ (Utilities)	345,113

		686,643

United Kingdom (1.9%)
5,750	Anglo American p.l.c. (Non-Energy Minerals)	339,749

Latin America (23.1%)
Argentina (1.2%)
4,650	Tenaris S.A., A.D.R. (Industrial Svcs.)	227,664

Brazil (10.0%)
4,800	AES Tiete S.A. (Utilities)	181,931
9,916	Banco Bradesco S.A. (Finance)	239,560
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	81,165
2,100	Companhia de Bebidas das Americas
	(Consumer Non-Durables)	147,000
12,300	Companhia Vale do Rio Doce, A.D.R.
	(Non-Energy Minerals)	547,965
3,883	Embraer de Aeronautica, A.D.R.
	(Producer Mfg.)	187,199
17,340	Petrobras (Energy Minerals)	463,660

		1,848,480

Quantity	Name of Issuer Market Value ($)(1)

Mexico (10.5%)
10,800	America Movil, A.D.R. (Communications)	668,844
3,000	Cemex S.A. de C.V., A.D.R.
	(Non-Energy Minerals)	110,700
6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	176,704
4,200	Homex, A.D.R. (Consumer Durables) (3)	254,478
4,100	NII Holdings, Inc. (Communications) (3)	331,034
2,800	Telefonos de Mexico, A.D.R.
	(Communications)	106,092
72,540	Wal-Mart de Mexico (Retail Trade)	275,589

		1,923,441

Peru (1.4%)
2,800	Southern Copper Corp.
	(Non-Energy Minerals)	263,928

North America (0.9%)
United States (0.9%)
4,661	VeriFone Holdings, Inc.
	(Commercial Services) (3)	164,300

Total common stocks		17,373,028

(cost: $7,735,157)

Closed-End Mutual Fund (1.2%) (2)
4,900	India Fund* (Consumer Services)	213,885

(cost: $115,283)

Short-Term Securities (4.0%) (2)
734,000	Sit Money Market Fund, 4.96% (4)	734,000

(cost: $734,000)

Total investments in securities
(cost: $8,584,440) (5)		$18,320,913

*	The fund’s total investment in India including the India Fund comprises 6.3% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Part B, Exhibit B - 45

Sit Mutual Funds
Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At June 30, 2007, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$10,384,402	$34,127,676	$98,488,858	$139,745,893

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$2,292,552	$6,400,970	$28,434,583	$67,465,423
Gross unrealized depreciation	(139,594)	(91,255)	(1,318,058)	(2,141,325)

Net unrealized appreciation (depreciation)	$2,152,958	$6,309,715	$27,116,525	$65,324,098

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$24,804,716	$75,335,456	$9,744,897	$8,584,440

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$15,003,742	$32,382,102	$2,890,941	$9,756,306
Gross unrealized depreciation	(245,651)	(1,853,112)	(578,328)	(19,833)

Net unrealized appreciation (depreciation)	$14,758,091	$30,528,990	$2,312,613	$9,736,473

(6)	This securitiy has been identified by the investment adviser as an illiquid security. The value of this security at June 30, 2007, is $33,277 in the Developing Markets Growth Fund.

Part B, Exhibit B - 46

This page has been left blank intentionally.

Part B, Exhibit B - 47

Sit Mutual Funds
June 30, 2007

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

ASSETS
Investments in securities, at identified cost	$10,364,800	$34,101,773	$98,452,080

Investments in securities, at market value - see accompanying schedules for detail	$12,260,360	$39,674,391	$120,381,383
Investments in affiliated mutual funds	277,000	763,000	5,224,000
Cash in bank on demand deposit	353	2,453	567
Accrued interest and dividends receivable	44,705	44,380	129,078
Receivable for investment securities sold	19,219	347,107	239,843
Other receivables	—	362	10,417
Receivable for Fund shares sold	—	—	268,277

Total assets	12,601,637	40,831,693	126,253,565

LIABILITIES
Disbursements in excess of cash balances	—	—	—
Payable for investment securities purchased	56,012	302,515	363,837
Payable for Fund shares redeemed	—	—	48,815
Other payables	6,126	550	—
Accrued investment management and advisory services fee	10,160	31,965	99,486

Total liabilities	72,298	335,030	512,138

Net assets applicable to outstanding capital stock	$12,529,339	$40,496,663	$125,741,427

Net assets consist of:
Capital (par value and paid-in surplus)	$14,812,699	$32,681,884	$113,324,488
Undistributed (distributions in excess of) net investment income	58,696	167,028	246,601
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,514,616)	1,312,133	(14,982,965)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,172,560	6,335,618	27,153,303

	$12,529,339	$40,496,663	$125,741,427

Outstanding shares:
Class I	739,911	2,613,437	2,858,273
Class S	—	196,148	—

Net assets applicable to outstanding shares:
Class I	$12,529,339	$37,673,674	$125,741,427
Class S	—	2,822,989	—

Net asset value per share of outstanding capital stock:
Class I	$16.93	$14.42	$43.99
Class S	—	$14.39	—

Part B, Exhibit B - 48

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

ASSETS
Investments in securities, at identified cost	$139,662,273	$24,801,880	$75,335,456	$9,697,785	$8,584,440

Investments in securities, at market value - see accompanying schedules for detail	$201,455,991	$39,234,807	$104,334,446	$11,976,510	$17,586,913
Investments in affiliated mutual funds	3,614,000	328,000	1,530,000	81,000	734,000
Cash in bank on demand deposit	223	—	227	349	838
Accrued interest and dividends receivable	91,451	146,976	19,379	4,162	63,148
Receivable for investment securities sold	441,634	—	—	—	14,478
Other receivables	—	—	51,707	—	5,896
Receivable for Fund shares sold	5,000	—	10	—	59,127

Total assets	205,608,299	39,709,783	105,935,769	12,062,021	18,464,400

LIABILITIES
Disbursements in excess of cash balances	—	13,122	—	—	—
Payable for investment securities purchased	—	104,932	—	—	—
Payable for Fund shares redeemed	15,394	—	10,422	—	4,982
Other payables	148,614	29,046	—	14,151	—
Accrued investment management and advisory services fee	188,604	51,473	125,617	13,039	28,955

Total liabilities	352,612	198,573	136,039	27,190	33,937

Net assets applicable to outstanding capital stock	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463

Net assets consist of:
Capital (par value and paid-in surplus)	$142,565,784	$55,777,795	$112,343,799	$29,327,457	$8,406,243
Undistributed (distributions in excess of) net investment income	—	408,875	—	—	35,154
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(2,717,815)	(31,438,427)	(37,073,059)	(19,652,351)	241,891
Unrealized appreciation (depreciation) on investments and foreign currency transactions	65,407,718	14,762,967	30,528,990	2,359,725	9,747,175

	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463

Outstanding shares:
Class I	13,066,539	2,112,751	2,635,779	1,049,408	738,965
Class S	—	—	—	—	—

Net assets applicable to outstanding shares:
Class I	$205,255,687	$39,511,210	$105,799,730	$12,034,831	$18,430,463
Class S	—	—	—	—	—

Net asset value per share of outstanding capital stock:
Class I	$15.71	$18.70	$40.14	$11.47	$24.94
Class S	—	—	—	—	—

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 49

Sit Mutual Funds
One Year Ended June 30, 2007

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

Investment income:
Income:
Dividends *	$142,422	$844,374	$1,416,072
Interest	236,212	49,411	306,395

Total income	378,634	893,785	1,722,467

Expenses (note 3):
Investment management and advisory services fee	120,902	317,323	1,078,721
12b-1 Fee - Class S	—	4,301	—

Total expenses	120,902	321,624	1,078,721

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	120,902	321,624	1,078,721

Net investment income (loss)	257,732	572,161	643,746

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	445,217	1,542,542	4,367,479
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	919,520	3,970,722	12,770,846
Realized gain (loss) on foreign currency transactions	—	—	—

Net gain (loss) on investments	1,364,737	5,513,264	17,138,325

Net increase (decrease) in net assets resulting from operations	$1,622,469	$6,085,425	$17,782,071

* Dividends are net of foreign withholding tax of $65,719 and $29,460 in the International Growth Fund and Developing Markets Growth Fund, respectively.

Part B, Exhibit B - 50

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Investment income:
Income:
Dividends *	$1,086,849	$948,492	$552,616	$47,908	$323,846
Interest	525,243	30,914	154,162	17,715	15,654

Total income	1,612,092	979,406	706,778	65,623	339,500

Expenses (note 3):
Investment management and advisory services fee	2,400,076	673,475	1,500,055	186,676	302,129
12b-1 Fee - Class S	—	—	—	—	—

Total expenses	2,400,076	673,475	1,500,055	186,676	302,129

Less fees and expenses absorbed by investment adviser	(192,006)	(127,414)	—	(18,668)	—

Total net expenses	2,208,070	546,061	1,500,055	168,008	302,129

Net investment income (loss)	(595,978)	433,345	(793,277)	(102,385)	37,371

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	23,747,656	1,628,649	7,930,349	1,111,222	1,134,284
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	13,441,236	5,245,252	10,914,243	674,988	4,423,542
Realized gain (loss) on foreign currency transactions	—	(1,238)	—	—	(486)

Net gain (loss) on investments	37,188,892	6,872,663	18,844,592	1,786,210	5,557,340

Net increase (decrease) in net assets resulting from operations	$36,592,914	$7,306,008	$18,051,315	$1,683,825	$5,594,711

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 51

Sit Mutual Funds

Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$257,732	$216,169	$572,161	$410,743
Net realized gain (loss) on investments	445,217	557,766	1,542,542	333,820
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	919,520	(46,730)	3,970,722	1,571,176
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	1,622,469	727,205	6,085,425	2,315,739

Distributions to shareholders from:
Net investment income
Class I	(256,000)	(212,000)	(496,446)	(360,567)
Class S	—	—	(22,553)	(432)
Net realized gains on investments
Class I	—	—	(421,852)	(225,199)
Class S	—	—	(39,234)	—

Total distributions	(256,000)	(212,000)	(980,085)	(586,198)

Capital share transactions:
Proceeds from shares sold
Class I	1,206,652	1,107,413	12,068,364	9,310,708
Class S	—	—	2,731,531	148,812
Reinvested distributions
Class I	254,122	210,264	881,856	553,551
Class S	—	—	61,758	432
Payments for shares redeemed
Class I	(1,914,798)	(2,467,234)	(4,265,483)	(1,650,145)
Class S	—	—	(272,215)	(103,054)

Increase (decrease) in net assets from capital share transactions	(454,024)	(1,149,557)	11,205,811	8,260,304

Total increase (decrease) in net assets	912,445	(634,352)	16,311,151	9,989,845
Net assets
Beginning of period	11,616,894	12,251,246	24,185,512	14,195,667

End of period *	$12,529,339	$11,616,894	$40,496,663	24,185,512

Capital transactions in shares:
Sold
Class I	77,470	72,829	896,432	791,386
Class S	—	—	207,573	12,109
Reinvested distributions
Class I	16,162	13,980	67,065	47,474
Class S	—	—	4,634	35
Redeemed
Class I	(120,814)	(163,103)	(318,156)	(140,037)
Class S	—	—	(20,003)	(8,200)

Net increase (decrease)	(27,182)	(76,294)	837,545	702,767

* includes undistributed net investment income	$58,696	$56,964	$167,028	$113,866

Part B, Exhibit B - 52

	Large Cap Growth Fund		Mid Cap Growth Fund		International Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$643,746	$396,309	($595,978)	($71,694)	$433,345	$307,462
Net realized gain (loss) on investments	4,367,479	2,613,549	23,747,656	25,755,297	1,628,649	1,367,545
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,770,846	3,560,526	13,441,236	3,751,384	5,245,252	5,615,497
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(1,238)	(2,930)

Net increase (decrease) in net assets resulting from operations	17,782,071	6,570,384	36,592,914	29,434,987	7,306,008	7,287,574

Distributions to shareholders from:
Net investment income
Class I	(730,000)	(142,009)	—	—	(326,000)	(155,624)
Class S	—	—	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—	—	—
Class S	—	—	—	—	—	—

Total distributions	(730,000)	(142,009)	—	—	(326,000)	(155,624)

Capital share transactions:
Proceeds from shares sold
Class I	32,745,007	48,327,703	6,847,730	32,211,296	2,625,666	3,805,246
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	717,055	139,973	—	—	315,077	150,321
Class S	—	—	—	—	—	—
Payments for shares redeemed
Class I	(26,645,574)	(22,683,527)	(29,726,106)	(69,554,035)	(5,109,084)	(5,539,961)
Class S	—	—	—	—	—	—

Increase (decrease) in net assets from capital share transactions	6,816,488	25,784,149	(22,878,376)	(37,342,739)	(2,168,341)	(1,584,394)

Total increase (decrease) in net assets	23,868,559	32,212,524	13,714,538	(7,907,752)	4,811,667	5,547,556
Net assets
Beginning of period	101,872,868	69,660,344	191,541,149	199,448,901	34,699,543	29,151,987

End of period *	$125,741,427	$101,872,868	$205,255,687	$191,541,149	$39,511,210	$34,699,543

Capital transactions in shares:
Sold
Class I	803,378	1,281,385	485,169	2,494,929	155,761	259,299
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	17,541	3,705	—	—	18,755	10,475
Class S	—	—	—	—	—	—
Redeemed
Class I	(672,308)	(608,057)	(2,144,755)	(5,452,712)	(303,041)	(396,344)
Class S	—	—	—	—	—	—

Net increase (decrease)	148,611	677,033	(1,659,586)	(2,957,783)	(128,525)	(126,570)

* includes undistributed net investment income	$246,601	$332,855	$—	$—	$408,875	$302,768

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 53

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Science and Technology Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	($793,277)	($1,500,439)	($102,385)	($106,802)
Net realized gain (loss) on investments	7,930,349	65,957,997	1,111,222	1,360,505
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,914,243	(22,453,267)	674,988	256,256
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	18,051,315	42,004,291	1,683,825	1,509,959

Distributions to shareholders from:
Net investment income
Class I	—	—	—	—
Class S	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—
Class S	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold
Class I	4,871,110	67,113,600	379,660	993,856
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Payments for shares redeemed
Class I	(24,099,642)	(182,685,874)	(3,053,042)	(4,021,634)
Class S	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(19,228,532)	(115,572,274)	(2,673,382)	(3,027,778)

Total increase (decrease) in net assets	(1,177,217)	(73,567,983)	(989,557)	(1,517,819)
Net assets
Beginning of period	106,976,947	180,544,930	13,024,388	14,542,207

End of period *	$105,799,730	$106,976,947	$12,034,831	$13,024,388

Capital transactions in shares:
Sold
Class I	140,033	2,134,112	35,807	94,836
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Redeemed
Class I	(701,012)	(5,446,229)	(285,609)	(387,380)
Class S	—	—	—	—

Net increase (decrease)	(560,979)	(3,312,117)	(249,802)	(292,544)

* includes undistributed net investment income	$—	$—	$—	$—

Part B, Exhibit B - 54

	Developing Markets Growth Fund

	Year ended June 30, 2007	Year ended June 30, 2006

Operations:
Net investment income (loss)	$37,371	$33,508
Net realized gain (loss) on investments	1,134,284	1,505,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,423,542	2,399,673
Net realized gain (loss) on foreign currency transactions	(486)	(239)

Net increase (decrease) in net assets resulting from operations	5,594,711	3,937,946

Distributions to shareholders from:
Net investment income
Class I	(35,000)	(51,306)
Class S	—	—
Net realized gains on investments
Class I	—	—
Class S	—	—

Total distributions	(35,000)	(51,306)

Capital share transactions:
Proceeds from shares sold
Class I	4,178,847	8,600,888
Class S	—	—
Reinvested distributions
Class I	34,063	50,380
Class S	—	—
Payments for shares redeemed
Class I	(4,399,434)	(10,055,526)
Class S	—	—

Increase (decrease) in net assets from capital share transactions	(186,524)	(1,404,258)

Total increase (decrease) in net assets	5,373,187	2,482,382
Net assets
Beginning of period	13,057,276	10,574,894

End of period *	$18,430,463	$13,057,276

Capital transactions in shares:
Sold
Class I	199,647	533,524
Class S	—	—
Reinvested distributions
Class I	1,642	3,193
Class S	—	—
Redeemed
Class I	(213,628)	(600,702)
Class S	—	—

Net increase (decrease)	(12,339)	(63,985)

* includes undistributed net investment income	$35,294	$33,269

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 55

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.

Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.

International Growth	Maximize long-term growth.

Small Cap Growth	Maximize long-term capital appreciation.

Science and Technology Growth	Maximize long-term capital appreciation.

Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Part B, Exhibit B - 56

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended June 30, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Funds’ financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Funds are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.

Part B, Exhibit B - 57

Sit Mutual Funds

Notes to Financial Statements (continued)

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2007, the Sit Developing Markets Growth Fund held one security deemed illiquid by the investment adviser. The market value of this security as of June 30, 2007 was $33,277 (0.2% of net assets). Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities, if any are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

Part B, Exhibit B - 58

     Year Ended June 30, 2007:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$256,000	—	$256,000
Dividend Growth (Class I)	561,812	356,486	918,298
Dividend Growth (Class S)	28,632	33,155	61,787
Large Cap Growth	730,000	—	730,000
Mid Cap Growth	—	—	—
International Growth	326,000	—	326,000
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	35,000	—	35,000

Year Ended June 30, 2006:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$212,000	—	$212,000
Dividend Growth	371,390	214,808	586,198
Large Cap Growth	142,009	—	142,009
Mid Cap Growth	—	—	—
International Growth	155,624	—	155,624
Small Cap Growth	—	—	—
Science & Technology Growth	—	—	—
Developing Markets Growth	51,306	—	51,306

             As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$58,696	($4,495,014)	$2,152,958
Dividend Growth	459,656	1,045,408	6,309,715
Large Cap Growth	246,601	(14,946,186)	27,116,525
Mid Cap Growth	—	(2,634,195)	65,324,098
International Growth	408,875	(31,435,590)	14,760,131
Small Cap Growth	—	(37,073,059)	30,528,990
Science & Technology Growth	—	(19,605,239)	2,312,613
Developing Markets Growth	35,294	241,892	9,747,035

Part B, Exhibit B - 59

Sit Mutual Funds

Notes to Financial Statements (continued)

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed net investment income	Accumulated net realized gains (losses)	Additional paid-in capital
Mid Cap Growth	595,978	—	(595,978)
International Growth	(1,238)	1,238	—
Small Cap Growth	793,277	—	(793,277)
Science & Technology Growth	102,385	—	(102,385)
Developing Markets Growth	(486)	486	—

As of June 30, 2007, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,495,014	2010-2013
Large Cap Growth	14,946,186	2011-2012
Mid Cap Growth	2,634,195	2012
International Growth	31,435,590	2010-2013
Small Cap Growth	37,073,059	2011-2012
Science & Technology Growth	19,605,239	2010-2013

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Part B, Exhibit B - 60

(2)	Investment Security Transactions
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2007, were as follow:

	Purchases ($)	Proceeds ($)
Balanced Fund	4,777,764	5,363,323
Dividend Growth	20,876,935	10,359,113
Large Cap Growth Fund	36,400,564	28,400,129
Mid Cap Growth Fund	73,481,423	84,139,615
International Growth Fund	6,225,694	7,642,914
Small Cap Growth Fund	37,474,660	52,221,367
Science and Technology Growth Fund	4,930,224	7,394,808
Developing Markets Growth Fund	2,408,284	3,167,298

(3)	Expenses
Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced Fund	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Science and Technology Growth Fund	1.50%	1.35%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the periods through December 31, 2007 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, International Growth Fund, and Science and Technology Growth Fund, to 1.15%, 1.50%, and 1.35% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal

Part B, Exhibit B - 61

Sit Mutual Funds

Notes to Financial Statements (continued)

to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2007:

Fund	Shares
Balanced Fund	277,000
Dividend Growth Fund	763,000
Large Cap Growth Fund	5,224,000
Mid Cap Growth Fund	3,614,000
International Growth Fund	328,000
Small Cap Growth Fund	1,530,000
Science and Technology Growth Fund	81,000
Developing Markets Growth Fund	734,000

Investment Sub-Adviser

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement. In accordance with the agreement, fees of $350,608 were paid or payable to SKI for the year ended June 30, 2007.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2007:

	Shares	% Shares Outstanding
Balanced Fund	216,982	29.3
Dividend Growth Fund	757,169	26.9
Large Cap Growth Fund	470,141	16.4
Mid Cap Growth Fund	3,011,223	23.0
International Growth Fund	765,787	36.2
Small Cap Growth Fund	866,994	32.9
Science and Technology Growth Fund	554,142	52.8
Developing Markets Growth Fund	183,074	24.8

(4)	Subsequent Event

Subject to shareholder approval, the Board of Directors has approved a plan of reorganization and liquidation to transfer all of the assets and liabilities of the Sit Science and Technology Growth Fund to the Sit Mid Cap Growth Fund. This reorganization is expected to occur on or before October 31, 2007.

Part B, Exhibit B - 62

This page has been left blank intentionally.

Part B, Exhibit B - 63

Sit Balanced Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$15.14	$14.53	$13.80	$12.47	$12.29

Operations:
Net investment income (2)	.34	.28	.26	.21	.29
Net realized and unrealized gains (losses) on investments	1.78	.59	.73	1.34	.22

Total from operations	2.12	.87	.99	1.55	.51

Distributions to Shareholders:
From net investment income	(.33)	(.26)	(.26)	(.22)	(.33)
From net realized gains	—	—	—	—	—

Total distributions	(.33)	(.26)	(.26)	(.22)	(.33)

Net Asset Value:
End of period	$16.93	$15.14	$14.53	$13.80	$12.47

Total investment return (1)	14.24%	6.03%	7.28%	12.53%	4.43%

Net assets at end of period (000’s omitted)	$12,529	$11,617	$12,251	$12,441	$16,065

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	2.13%	1.84%	1.84%	1.58%	2.54%
Portfolio turnover rate (excluding short-term securities)	41.63%	50.00%	36.32%	44.82%	48.86%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Part B, Exhibit B - 64

Sit Dividend Growth Fund Class I

Financial Highlights

						Six months Ended June 30, 2004
	Years Ended June 30,

	2007		2006		2005

Net Asset Value:
Beginning of period	$12.26		$11.18		$10.14	$10.00

Operations:
Net investment income (loss) (2)	.24		.25		.21	.08
Net realized and unrealized gains (losses) on investments	2.35		1.20		1.01	.10

Total from operations	2.59		1.45		1.22	.18

Distributions to Shareholders:
From net investment income	(.23)		(.23)		(.18)	(.04)
From net realized gains	(.20)		(.14)		—	—

Total distributions	(.43)		(.37)		(.18)	(.04)

Net Asset Value:
End of period	$14.42		$12.26		$11.18	$10.14

Total investment return (1)	21.48%		13.20%		12.12%	1.75%

Net assets at end of period (000’s omitted)	$37,674		$24,137		$14,196	$6,872

Ratios:
Expenses to average daily net assets (5)	1.00%		1.00%		1.00%	1.00	% (3)
Net investment income (loss) to average daily net assets	1.81%		2.09%		1.94%	1.79	% (3)
Portfolio turnover rate (excluding short-term securities)	34.02	% (4)	41.28	% (4)	54.89%	13.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

(5)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 65

Sit Dividend Growth Fund Class S

Financial Highlights

	Year Ended June 30, 2007		Three months Ended June 30, 2006

Net Asset Value:
Beginning of period	$12.26		$12.28

Operations:
Net investment income (loss) (2)	.21		.05
Net realized and unrealized gains (losses) on investments	2.33		(.02)

Total from operations	2.54		.03

Distributions to Shareholders:
From net investment income	(.21)		(.05)
From net realized gains	(.20)		—

Total distributions	(.41)		(.05)

Net Asset Value:
End of period	$14.39		$12.26

Total investment return (1)	21.02%		0.27%

Net assets at end of period (000’s omitted)	$2,823		$48

Ratios:
Expenses to average daily net assets (5)	1.25%		1.25	% (3)
Net investment income (loss) to average daily net assets	1.56%		1.84	% (3)
Portfolio turnover rate (excluding short-term securities)	34.02	% (4)	41.28	% (4)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

(5)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Part B, Exhibit B - 66

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$37.60	$34.27	$31.96	$26.92	$26.40

Operations:
Net investment income (loss) (2)	.24	.17	.16	.01	.02
Net realized and unrealized gains (losses) on investments	6.43	3.23	2.27	5.05	.50

Total from operations	6.67	3.40	2.43	5.06	.52

Distributions to Shareholders:
From net investment income	(.28)	(.07)	(.12)	(.02)	—
From net realized gains	—	—	—	—	—

Total distributions	(.28)	(.07)	(.12)	(.02)	—

Net Asset Value:
End of period	$43.99	$37.60	$34.27	$31.96	$26.92

Total investment return (1)	17.79%	9.91%	7.62%	18.81%	1.97%

Net assets at end of period (000’s omitted)	$125,741	$101,873	$69,660	$63,774	$59,324

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.59%	0.46%	0.49%	0.02%	0.08%
Portfolio turnover rate (excluding short-term securities)	27.80%	23.71%	23.22%	29.71%	33.40%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 67

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$13.01		$11.28		$10.23		$8.06		$7.91

Operations:
Net investment income (loss) (3)	(.04)		—		(.07)		(.07)		(.05)
Net realized and unrealized gains (losses) on investments	2.74		1.73		1.12		2.24		.20

Total from operations	2.70		1.73		1.05		2.17		.15

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$15.71		$13.01		$11.28		$10.23		$8.06

Total investment return (1)	20.75%		15.34%		10.26%		26.92%		1.90%

Net assets at end of period (000’s omitted)	$205,256		$191,541		$199,449		$204,946		$170,173

Ratios:
Expenses to average daily net assets	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)
Net investment income (loss) to average daily net assets	(0.31	%) (2)	(0.03	%) (2)	(0.66	%) (2)	(0.71	%) (2)	(0.73	%) (2)
Portfolio turnover rate (excluding short-term securities)	40.08%		32.48%		39.74%		65.14%		53.19%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.25% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.41%), (0.13%), (0.76%), (0.81%), and (0.83%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Part B, Exhibit B - 68

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$15.48		$12.31		$11.24		$9.39		$10.79

Operations:
Net investment income (loss) (3)	.20		.14		.07		.01		.07
Net realized and unrealized gains (losses) on investments	3.17		3.10		1.03		1.92		(1.47)

Total from operations	3.37		3.24		1.10		1.93		(1.40)

Distributions to Shareholders:
From net investment income	(.15)		(.07)		(.03)		(.08)		—
From net realized gains	—		—		—		—		—

Total distributions	(.15)		(.07)		(.03)		(.08)		—

Net Asset Value:
End of period	$18.70		$15.48		$12.31		$11.24		$9.39

Total investment return (1)	21.87%		26.37%		9.80%		20.63%		(12.97%)

Net assets at end of period (000’s omitted)	$39,511		$34,700		$29,152		$34,281		$48,533

Ratios:
Expenses to average daily net assets (4)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net assets	1.19	% (2)	0.95	% (2)	0.56	% (2)	0.14	% (2)	0.81	% (2)
Portfolio turnover rate (excluding short-term securities)	17.25%		20.21%		28.27%		44.37%		21.02%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.85% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been 0.84%, 0.60%, 0.21%, (0.21%), and 0.46%, respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 69

Sit Small Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$33.46	$27.74	$25.29	$21.64	$21.06

Operations:
Net investment income (loss) (2)	(.27)	(.23)	(.27)	(.27)	(.18)
Net realized and unrealized gains (losses) on investments	6.95	5.95	2.72	3.92	.76

Total from operations	6.68	5.72	2.45	3.65	.58

Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net Asset Value:
End of period	$40.14	$33.46	$27.74	$25.29	$21.64

Total investment return (1)	19.96%	20.62%	9.69%	16.87%	2.75%

Net assets at end of period (000’s omitted)	$105,800	$106,977	$180,545	$199,810	$182,912

Ratios:
Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.79%)	(0.67%)	(1.08%)	(1.10%)	(1.00%)
Portfolio turnover rate (excluding short-term securities)	38.79%	54.73%	33.75%	65.79%	59.98%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

Part B, Exhibit B - 70

Sit Science and Technology Growth Fund

Financial Highlights

	Years Ended June 30,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$10.02		$9.14		$10.02		$8.05		$7.52

Operations:
Net investment income (loss) (3)	(.09)		(.08)		(.09)		(.11)		(.07)
Net realized and unrealized gains (losses) on investments	1.54		.96		(.79)		2.08		.60

Total from operations	1.45		.88		(.88)		1.97		.53

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$11.47		$10.02		$9.14		$10.02		$8.05

Total investment return (1)	14.47%		9.63%		(8.78%)		24.47%		7.05%

Net assets at end of period (000’s omitted)	$12,035		$13,024		$14,542		$19,054		$15,200

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)
Net investment income (loss) to average net assets	(0.82	%) (2)	(0.73	%) (2)	(0.99	%) (2)	(1.20	%) (2)	(1.05	%) (2)
Portfolio turnover rate (excluding short-term securities)	41.40%		31.35%		37.55%		55.54%		49.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are limited to 1.50% of average daily net assets. However, during the years ended June 30, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.97%), (0.88%), (1.14%), (1.35%), and (1.20%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 71

Sit Developing Markets Growth Fund

Financial Highlights

	Years Ended June 30,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$17.38	$12.97	$9.89	$8.12	$8.10

Operations:
Net investment income (loss) (2)	.05	.04	.06	.04	.02
Net realized and unrealized gains (losses) on investments	7.56	4.43	3.04	1.78	—

Total from operations	7.61	4.47	3.10	1.82	.02

Distributions to Shareholders:
From net investment income	(.05)	(.06)	(.02)	(.05)	—
From net realized gains	—	—	—	—	—

Total distributions	(.05)	(.06)	(.02)	(.05)	—

Net Asset Value:
End of period	$24.94	$17.38	$12.97	$9.89	$8.12

Total investment return (1)	43.82%	34.47%	31.32%	22.48%	0.25%

Net assets at end of period (000’s omitted)	$18,430	$13,057	$10,575	$8,030	$8,577

Ratios:
Expenses to average daily net assets (3)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.25%	0.24%	0.55%	0.37%	0.31%
Portfolio turnover rate (excluding short-term securities)	16.25%	27.38%	29.54%	33.72%	6.61%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 54.

Part B, Exhibit B - 72

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2007 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 20, 2007

Part B, Exhibit B - 73

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for then entire period January 1, 2007 to June 30, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,061.50	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,092.90	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Part B, Exhibit B - 74

Dividend Growth Fund Class S	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,090.70	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,088.60	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,123.70	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.73
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1.108.50	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,173.30	$8.04
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Part B, Exhibit B - 75

Expense Example (Continued)

Science and Technology Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,067.00	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.72
*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Developing Markets Growth Fund	Beginning Account Value (1/1/07)	Ending Account Value (6/30/07)	Expenses Paid During Period* (1/1/07 - 6/30/07)
Actual	$1,000.00	$1,186.50	$10.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$9.94
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period.)

Part B, Exhibit B - 76

Information about Directors and Officers

          The Sit Mutual Funds are a family of 14 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and the Sit Dividend Growth Fund (the “Funds” or individually, a “Fund”). The six bond funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Give Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
INTERESTED DIRECTORS:
Eugene C. Sit(2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”); and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”); and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”)	14	Corning Incorporated; Smurfit Stone Container Corporation.
William E. Frenzel(2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at the Brookings Institution and member of several government policy committees, foundations and organizations Director of the Adviser; Director of Sit/Kim and SF.	14	None
INDEPENDENT DIRECTORS:
Sidney L. Jones Age: 73	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Corsortium of 17 Universities; Senior Advisor to Lawrence and Company, Toronto, Canada.	14	None

Part B, Exhibit B - 77

Information about Directors and Officers (Continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Bruce C. Lueck Age: 66	Director	Director since 2004 or the Fund’s inception if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	14	None
John P. Fagan Age: 77	Director	Director since 2006.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana	14	None
Donald Phillips Age: 59	Director	Director of the International Fund since 1993 and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	14	None
Melvin C. Bahle Age: 88	Director	Director since 2005; Director Emeritus 1995-2005; Director since inception until 1995.	Director and/or officer of several foundations and charitable organizations.	14	None
OFFICERS:
Peter L. Mitchelson Age: 66	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF. Director of the it Funds through 4/30/02.	N/A	N/A
Roger J. Sit(3) Age: 45	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A
Kent L. Johnson Age: 41	Vice President -Investments	Re-Elected by the Boards annually; Officer since 2003.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit(3) Age: 47	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Part B, Exhibit B - 78

Name, Address, and Age	Position(s) Held With Fund	Term of Officer (1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Robert W. Sit(3) Age: 38	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Bryce A. Doty Age: 40	Vice President - Investments.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 46	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice Presient, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President and Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer Suite 1500 50 South Sixth Street Minneapolis, MN 55402 Age: 62	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Carla J. Rose Age: 41	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

				N/A	N/A
Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser. Secretary of the Distributor.	N/A	N/A

(1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Part B, Exhibit B - 79

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (f)

Balanced Fund
October 6, 2006	$0.09867		$0.00000
December 15, 2006	0.08444		0.00000
April 10, 2007	0.07348		0.00000
July 10, 2007	0.08366		0.00000

	$0.34025	(b)	$0.00000

Dividend Growth Fund (Class I)
October 6, 2006	$0.05575		$0.00000
December 15, 2006	0.08954		0.16679
April 10, 2007	0.05769		0.00000
July 10, 2007	0.05881		0.00000

	$0.26180	(c)	$0.16679

Dividend Growth Fund (Class S)
October 6, 2006	$0.05115		$0.00000
December 15, 2006	0.08582		0.16679
April 10, 2007	0.04918		0.00000
July 10, 2007	0.04987		0.00000

	$0.23602	(c)	$0.16679

Large Cap Growth Fund
December 15, 2006	$0.27711	(d)	$0.00000

Developing Markets Growth Fund
December 15, 2006	$0.04679	(e)	$0.00000

International Growth Fund
December 15, 2006	$0.14851	(e)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 37.6% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 48.3% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 86.5% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals.

(f)	Taxable as long-term gain.

Part B, Exhibit B - 80

Additional Information

PROXY VOTING

          Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.
          Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

          The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

Part B, Exhibit B - 81

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.9 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of thirteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans.

Part B, Exhibit B - 82

A N N U A L  R E P O R T  S T O C K  F U N D S
One Year Ended June 30, 2007

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC Inc.
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

           www.sitfunds.com

Part B, Exhibit B - 83

PART C
FORM N-14

OTHER INFORMATION

SIT MID CAP GROWTH FUND, INC.

Item 15. Indemnification.

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;

(b)	acted in good faith;

(c)	received no improper personal benefit;

(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and

(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Part C - 1

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 16. Exhibits.

(1)	Articles of Incorporation.
Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.

(2)	Bylaws.
Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.
Attached as Exhibit A to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

(5)	Not Applicable.

(6)	Investment Management Agreement.
Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.

(7)	Underwriting and Distribution Agreement.
Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement.

(8)	Not applicable.

(9)	Custodian Agreement.
Incorporated by reference to Post-Effective Amendment No. 23, 25 and 30 to the Registrant’s Registration Statement.

(10)	Not applicable.

Part C - 2

(11)	Opinion and consent of Dorsey & Whitney LLP as to the legality of the securities being registered.
Filed herewith.

(12)	Opinion and consent of Dorsey & Whitney LLP supporting the tax matters discussed in the prospectus.
To be filed by post-effective amendment.

(13)(a)	Transfer Agency and Services Agreement.
Incorporated by reference to Post-Effective Amendment No. 20, 25 and 26 to the Registrant’s Registration Statement.

(13)(b)	Accounting Services Agreement.
Incorporated by reference to Post-Effective Amendment No. 20, 23, 25 and 29 to the Fund’s Registration Statement.

(14)	Consent of KPMG LLP with respect to financial statements of Registrant.
Filed herewith.

(15)	Not applicable.

(16)	Power of Attorney pursuant to which the name of any person has been signed to the registration statement.
Filed herewith.

And

(17)(a)	Prospectus for Sit Science and Technology Growth Fund and Sit Mid Cap Growth Fund, Inc. dated November 1, 2006.
Attached as Exhibit B to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

(17)(b)	Statement of Additional Information for Sit Science and Technology Growth Fund and Sit Mid Cap Growth Fund, Inc. dated November 1, 2006.
Attached as Exhibit A to the Statement of Additional Information included in Part B of this Registration Statement on Form N-14.

(17)(c)	Annual Report for Sit Science and Technology Growth Fund and Sit Mid Cap Growth Fund, Inc. for the fiscal year ended June 30, 2007.
Attached as Exhibit B to the Statement of Additional Information included in Part B of this Registration Statement on Form N-14.

(17(d)	Proxy for Special Meeting of Shareholders to be held on October 30, 2007.
Filed herewith.

Item 17. Undertakings.

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for

Part C - 3

reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Part C - 4

SIGNATURES

          As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 24th day of August, 2007.

SIT MID CAP GROWTH FUND, INC.

By	/s/ Eugene C. Sit.

Name: Eugene C. Sit
Title: Chairman

          As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Eugene C. Sit	Chairman (principal executive	August 24, 2007
Eugene C. Sit	officer/director)

/s/ Paul E. Rasmussen	Treasurer (principal	August 24, 2007
Paul E. Rasmussen	financial/accounting officer)

/s/ * Melvin C. Bahle	Director	August 24, 2007
Melvin C. Bahle

/s/ * William E. Frenzel	Director	August 24, 2007
William E. Frenzel

/s/ * John P. Fagan	Director	August 24, 2007
John P. Fagan

/s / * Sidney L. Jones	Director	August 24, 2007
Sidney L. Jones

/s/ * Bruce C. Lueck	Director	August 24, 2007
Bruce C. Lueck

/s/ * Donald W. Phillips	Director	August 24, 2007
Donald W. Phillips

*By	/s/ Eugene C. Sit
Eugene C. Sit, Attorney-in-fact
(Pursuant to Powers of Attorney filed previously with the Commission)

Part C - 5

EXHIBIT INDEX
FORM N-14

Exhibit No.	Name of Exhibit	Page No.

(11)	Opinion and Consent of Dorsey & Whitney LLP as to legality of securities being registered	Part C - 7

(14)	Consent of KPMG with respect to financial Statements of Registrant	Part C - 8

(16)	Power of Attorney	Part C - 9

(17d)	Proxy	Part C - 10

Part C - 6

Exhibit (11)
Opinion and Consent of Dorsey & Whitney LLP

DORSEY & WHITNEY LLP

Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Ladies and Gentlemen:

                    We have acted as counsel to Sit Mid Cap Growth Fund, Inc., a Minnesota corporation (“Mid Cap Fund”) and Sit Mutual Funds, Inc. (“Sit Funds”), a Minnesota corporation, on behalf of its Series E Science and Technology Growth Fund (“Science and Technology Fund”), in connection with a Registration Statement on Form N-14 (the “Registration Statement”) relating to the sale by Mid Cap Fund of an indefinite number of shares of its shares, par value $.001 per share (the “Shares”) in connection with an Agreement and Plan of Reorganization between the Mid Cap Fund and Sit Funds (on behalf of the Science and Technology Fund).

                    We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below. In rendering out opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Mid Cap Fund and the Sit Funds, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon certificates and certifications of officers of the Mid Cap Fund and the Sit Funds and of public officials. We have also assumed that the Shares will be issued and sold as described in the Registration Statement.

                    Based on the foregoing, we are of the opinion that upon issuance, delivery and payment for the Shares as described in the Registration Statement, the Shares will be validly issued, fully paid and nonassessable.

                    We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption “Legal Matters” in the Prospectus/Proxy Statement which constitutes a part of the Registration Statement.

Dated:	August 16, 2007
Very truly yours,

/s/ Dorsey & Whitney LLP

Dorsey & Whitney LLP

MJR

Part C - 7

Exhibit (14)
Consent of KPMG LLP

Consent of Independent Registered Public Accounting Firm

The Board of Directors
Sit Mid-Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

We consent to the use of our reports dated August 20, 2007 incorporated herein by reference on the statements of assets and liabilities, including the portfolios of investments, of Sit Mid-Cap Growth Fund, Inc. and Sit Science and Technology Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and to the references to our Firm under the heading “FINANCIAL STATEMENTS AND EXPERTS” in the prospectus/proxy and “Custodian; Counsel; Accountants” in the Statement of Additional Information in the registration statement on Form N-14.

/s/ KPMG LLP

Minneapolis, Minnesota
August 24, 2007

Part C - 8

Exhibit (16)
Power of Attorney

SIT MID CAP GROWTH FUND, INC.

POWER OF ATTORNEY

                    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Eugene C. Sit and Paul E. Rasmussen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form N-14 of Sit Mid Cap Growth Fund, Inc. (the “Company”), and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Paul E. Rasmussen	Treasurer & Chief	August 17, 2007
Paul E. Rasmussen	Compliance Officer

/s/ Eugene C. Sit	Chairman and	August 17, 2007
Eugene C. Sit	Director

/s/ Melvin C. Bahle	Director	August 17, 2007
Melvin C. Bahle

/s/ William E. Frenzel	Director	August 17, 2007
William E. Frenzel

/s/ John P. Fagan	Director	August 17, 2007
John P. Fagan

/s/ Sidney L. Jones	Director	August 17, 2007
Sidney L. Jones

/s/ Bruce C. Lueck	Director	August 17, 2007
Bruce C. Lueck

/s/ Donald W. Phillips	Director	August 17, 2007
Donald W. Phillips

Part C - 9

Exhibit (17d)
Proxy

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
a series of
SIT MUTUAL FUNDS, INC.

3300 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
(612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., THE ISSUER OF THE SERIES OF SHARES IN THE SIT SCIENCE AND TECHNOLOGY GROWTH FUND

          The undersigned hereby appoints Eugene C. Sit and Paul E. Rasmussen, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Sit Science and Technology Growth Fund (the “Science and Tech Fund”), a series of Sit Mutual Funds, Inc., held of record by the undersigned on September 18, 2007, at a Special Meeting of Shareholders of the Fund, to be held on October 30, 2007, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:	FOR	AGAINST	ABSTAIN

1. APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION to combine Sit Science and Technology Growth Fund with Sit Mid Cap Growth Fund, Inc.	❑	❑	❑

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 ABOVE. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENNANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

Part C - 10

Dated: ___________________________, 2007

Signature

Signature if held jointly

TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Part C - 11